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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES



		Investment Company Act file number 811-21425

                          Pioneer Series Trust I
               (Exact name of registrant as specified in charter)


                       60 State Street, Boston, MA 02109
              (Address of principal executive offices) (ZIP code)


            Terrence J. Cullen, Pioneer Investment Management, Inc.,
                       60 State Street, Boston, MA 02109
                    (Name and address of agent for service)


Registrant's telephone number, including area code:  (617) 742-7825


Date of fiscal year end:  November 30


Date of reporting period:  December 1, 2009 through May 31, 2010


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.


ITEM 1. REPORTS TO SHAREOWNERS.


[GRAPHIC OF MAP]

Pioneer Oak Ridge Large Cap Growth Fund
--------------------------------------------------------------------------------
Semiannual Report | May 31, 2010
--------------------------------------------------------------------------------

Ticker Symbols:
Class A   ORILX
Class B   ORLBX
Class C   ORLCX
Class R   ORLRX
Class Y   PORYX


[LOGO] PIONEER
       Investment(R)
                        visit us: pioneerinvestments.com

Table of Contents


Letter to Shareowners                                                         2
Portfolio Management Discussion                                               4
Portfolio Summary                                                             9
Prices and Distributions                                                     10
Performance Update                                                           11
Comparing Ongoing Fund Expenses                                              16
Schedule of Investments                                                      18
Financial Statements                                                         24
Notes to Financial Statements                                                33
Trustees, Officers and Service Providers                                     41






     Pioneer Oak Ridge Large Cap Growth Fund | Semiannual Report | 5/31/10     1

President's Letter

Dear Shareowner,

Stock and bond markets around the globe have begun to recover over the past year from one of their most tumultuous periods in history. This is a welcome relief, and we are generally optimistic about the prospects for the economy going forward. Still, challenges remain. Unemployment is high; consumer demand and loan growth are weak; and housing has not returned to normal.

At Pioneer, we have long advocated the benefits of investing for the long term. This strategy has generally performed well for many investors. Those who remained invested in the market during the downturn have most likely seen their portfolios start to recover over the past year, as the Dow Jones Industrial Average climbed back from the depressed levels we saw in early 2009. Many bond investors have similarly seen a strong rebound, with a broad-based recovery occurring across many different fixed-income asset classes. The riskiest asset classes, such as high-yield bonds, outperformed other fixed-income asset classes during most of 2009.

At Pioneer, we are not changing the approach to investing that we have used for more than 80 years. We remain focused on company fundamentals and risk management. Our investment process is based on careful research into individual companies, quantitative analysis, and active portfolio management. This three-pillared process, which we apply to each of our portfolios, is supported by an integrated team approach and is designed to carefully balance risk and reward. While we see potential opportunities for making money in many corners of the markets around the globe, it takes research and experience to separate solid investment opportunities from speculation.

Following this difficult period, many investors are rethinking their approach to investing and risk management. Some are questioning whether the basic investment principles they were taught in the past are still useful in today's markets. Complicating matters is that financial markets remain unpredictable. Our advice, as always, is to work closely with a trusted financial advisor to discuss your goals and work together to develop an investment strategy that meets your individual needs. There is no single best strategy that works for every investor.

2    Pioneer Oak Ridge Large Cap Growth Fund | Semiannual Report | 5/31/10

We invite you to learn more about Pioneer and our time-tested approach to investing by consulting with your financial advisor or visiting us online at www.pioneerinvestments.com. We greatly appreciate your trust in us and we thank you for investing with Pioneer.

Sincerely,

/s/ Daniel K. Kingsbury

Daniel K. Kingsbury
President and CEO
Pioneer Investment Management USA, Inc.

Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of Fund management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.


     Pioneer Oak Ridge Large Cap Growth Fund | Semiannual Report | 5/31/10     3

Portfolio Management Discussion | 5/31/10

In the following interview, David Klaskin, David M. Klaskin, Chairman, Chief Executive Officer and Chief Investment Officer of Oak Ridge Investments, LLC, and Pioneer Oak Ridge Large Cap Growth Fund's lead portfolio manager, discusses the factors that influenced the Fund's performance during the six-month period ended May 31, 2010.

Q    How did the Fund perform during the six months ended May 31, 2010?

A Pioneer Oak Ridge Large Cap Growth Fund's Class A shares returned -1.48% at net asset value during the six months ended May 31, 2010, compared with returns of 0.41% and 0.76%, respectively, for the Fund's benchmarks, the Standard and Poor's 500 Index (the S&P 500) and the Russell 1000 Growth Index (the Russell Index). Over the same period, the average return of the 905 funds in Lipper's Large Cap Growth category was -0.11%.

Q How would you characterize the performance of the U.S. equity market during the six months ended May 31, 2010?

A As a group, large-cap stocks produced a muted performance during the six months ended May 31, 2010. Through the first five months of the reporting period, the U.S. stock market was supported by improving credit conditions, growing optimism about the economic outlook, and steadily increasing corporate earnings estimates for 2010. Together, those factors contributed to positive performance for the large-cap stock indices through the end of April. In May, however, stocks gave back all of their prior gains amid an environment of rising investor nervousness. Concerns about unsustainable levels of government debt in Europe, questions about the stability of the economic recovery, and persistent headlines about the oil spill in the Gulf of Mexico all conspired to knock the market well off its late-April high by the close of the six-month period.

Q How did this market volatility affect the Fund during the six months ended May 31, 2010?

A For us, one of the most important developments of the past six months was the continued outperformance of speculative, lower-quality stocks. At a time of heightened investor risk appetites, the Fund's focus on reasonably valued companies with steady earnings and strong fundamentals contributed to its inability to keep pace with the broader market over the six-month period. We saw this trend abate during the May correction, which we view as a positive sign for the Fund as we look ahead to the remainder of the year.


4    Pioneer Oak Ridge Large Cap Growth Fund | Semiannual Report | 5/31/10

     It is not unusual for the Fund to generate short-term underperformance during times of heightened speculative activity. Over the long-term, however, the Fund's focus on quality has tended to yield solid results, and we believe that the benefits of emphasizing only the highest-quality growth stocks eventually will be realized.

Q Looking first at the positives, what were the key factors that aided the Fund's performance over the six months ended May 31, 2010?

A The largest absolute contribution to performance during the six-month period came from the Fund's top holding, Apple, which gained more than 30% due to its strong product cycle. Also performing very well was XTO Energy, the oil and gas producer that was taken over at a premium by ExxonMobil in November 2009. The stock, a long-time Fund holding, jumped from just over $41 per share to $48 in a single day on the news that it would be bought out. We have since sold the Fund's position in XTO.

     The Consumer Discretionary sector was an additional source of strength for the Fund, thanks to holdings in O'Reilly Automotive and Target. O'Reilly, an auto parts retailer, generated same-store sales growth despite the weakness in the economy. In addition to delivering this impressive organic growth, the company successfully integrated its purchase of CSK Auto. While shares of O'Reilly initially fell following the acquisition in early 2008, our confidence in the company's management team prompted us to take advantage of the downturn by establishing a Fund position. O'Reilly closed the period at over $50 per share, well above our initial purchase price of about $35. Target, meanwhile, performed well on growing evidence that consumer spending is improving at a faster pace than the market had been expecting.

Q Technology was the largest sector weighting in the Fund as of May 31, 2010. What impact did the Fund's positioning in the sector have on performance over the six-month period?

A Our stock picks in technology lagged the tech stocks in the Russell Index during the past six months. Since tech is the largest sector allocation in the Fund's portfolio, the shortfall proved to be a key factor in the Fund's relative underperformance. While we added value through Fund positions in Apple and the outsourcing company Cognizant Technology Solutions, those winners were more than offset by underperforming positions in Google, which declined by 18%, and Qualcomm, which fell by 20%. Google decided to scale back operations and shut down its site in China, which created some uncertainty regarding the company's future growth prospects. Furthermore, the visibility of online advertising spending remains somewhat cloudy, creating a short-term headwind for Google. Our conviction about the secular growth of online advertising remains strong, however, and Google, the market share leader, now sports a valuation in line with the broader market,


     Pioneer Oak Ridge Large Cap Growth Fund | Semiannual Report | 5/31/10     5
     despite having much more impressive growth prospects. In a reflection of our positive outlook, we raised the Fund's weighting in Google during the six months ended May 31, 2010.

     Qualcomm, a supplier of wireless chips and communications equipment, was negatively affected by lower-than-anticipated average selling prices and a more cautious outlook. Fortunately, we pared the Fund's position in Qualcomm at a good price in late 2009, which mitigated the impact of its subsequent downturn on the Fund's performance. We are maintaining the Fund's smaller position since the mobile phone handset market is expected to rebound in 2010, and we believe that the key demand drivers of Qualcomm's future success remain intact: the continued migration from 2G to 3G, opportunities in emerging markets such as China and India, and the increased penetration of smart phones.

     Overall, we remain confident in the Fund's portfolio of high-quality Technology stocks, which includes not only the companies mentioned above but also IBM, Hewlett-Packard, and Adobe. Despite the Fund's short-term underperformance in Technology, we believe the Fund's investments in market leaders such as these will pay off in the long run.

Q Health Care was the Fund's second-largest sector weighting at May 31, 2010. How would you characterize the Fund's performance in the sector over the six-month period ended May 31, 2010?

A The Fund's positions in Health Care underperformed during the past six months. However, as is the case with Technology, we remain optimistic about the longer-term prospects of the stocks we hold in the Fund.

     The primary cause of the Fund's underperformance in Health Care was a position in Baxter International, whose shares lost nearly a third of their value in the final six weeks of the period due to a product recall. We believe this is a short-term issue whose impact has been overestimated by the market. We continue to like Baxter as a long-term holding, based on our belief that it is a well-managed company that will ultimately recover from this problem. Two other underperformers of note were Gilead Sciences and Celgene, biotechnology companies that were hurt by what we see as misplaced concerns about rising competition from generic products.

     The Fund also had its share of winners within Health Care. Most notable among them were Express Scripts, which continues to generate impressive earnings results; and Stryker, the equipment company that resolved an FDA issue, allowing investors to focus instead on its robust drivers of future growth.

     We increased the Fund's weighting in Health Care during the six-month period, reflecting our view that the sector contains an abundance of growth companies trading at compelling valuations. Abbott Laboratories, for


6 Pioneer Oak Ridge Large Cap Growth Fund | Semiannual Report | 5/31/10 instance, now trades at just 11 times earnings and offers a dividend yield of 3.7%. In addition, Stryker is a historically high-quality company that has typically traded at an above-market valuation, but this premium has now almost evaporated. We believe many stocks in this sector are positioned to benefit from a potential revival in investors' interest in higher-quality stocks in the months ahead.

Q    What are some other notable elements of the Fund's positioning?

A Another area in which we have been boosting the Fund's allocation is the Consumer Discretionary sector. This is not a broader "call" on the sector but rather a reflection of the fact that we are finding a growing number of individual stock opportunities in this group. Our largest additions to the Fund's portfolio during the six-month period were Target, where we increased an existing position, and Nordstrom, which we expect to benefit from rising spending in the higher-end consumer segment.

     Those purchases were funded in part by a reduction in the Fund's weighting in Energy. While the takeover of XTO played a part in this shift, we also elected to eliminate the Fund's position in Transocean, which is exposed to the ongoing negative news flow regarding the Gulf oil spill, and Petrohawk Energy, which we expect will be adversely affected by a protracted period of weak natural gas prices.

     In the Financials sector, we continue to tilt the Fund's portfolio away from banks and toward stocks with more clearly identifiable sources of growth, such as INVESCO, Schwab, and Intercontinental Exchange. We sold the Fund's longstanding position in the exchange operator CME Group, as we believe there are more compelling growth opportunities elsewhere in the market.

Q    Do you have any closing thoughts for investors?

A Throughout most of 2009 and the first few months of this year, investors gravitated to the most cyclical stocks in the market. While cyclicals were the clear beneficiaries of the strengthening economy, they also could be most vulnerable to disappointment given that their stock prices now appear to reflect the improving outlook. Conversely, many classic growth companies with compelling earnings outlooks and attractive valuations have lagged the broader market. We believe this sets the stage for a more constructive environment for quality-oriented growth managers. As investors become more selective, which often occurs following the initial stage of a market rally, we believe higher-quality companies with strong balance sheets and the ability to gain market share from weaker competitors are poised to outperform. Accordingly, our research efforts remain focused on selecting such companies for the Fund. We believe this approach will continue to hold the Fund in good stead over the long term.


     Pioneer Oak Ridge Large Cap Growth Fund | Semiannual Report | 5/31/10     7

Please refer to the Schedule of Investments on pages 18-23 for a full listing of Fund securities.

At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political or regulatory developments or other risks affecting these industries or sectors. Mid-sized companies may offer the potential for higher returns, but are also subject to greater short-term price fluctuations than larger, more-established companies.

Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of Fund management as of the date of this report. These statements should not be relied upon for any other purposes.


8    Pioneer Oak Ridge Large Cap Growth Fund | Semiannual Report | 5/31/10

Portfolio Summary | 5/31/10

Portfolio Diversification
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[THE DATA IS A REPRESENTATION OF A PIE CHART IN THE PRINTED MATERIAL]

U.S. Common Stocks            95.3%
Temporary Cash Investments     4.7%

Sector Distribution
--------------------------------------------------------------------------------
(As a percentage of equity holdings)

[THE DATA IS A REPRESENTATION OF A PIE CHART IN THE PRINTED MATERIAL]

Information Technology      34.6%
Heatlh Care                 20.0%
Consumer Discretionary      14.5%
Industrials                 11.2%
Consumer Staples             7.8%
Financials                   4.8%
Materials                    4.1%
Energy                       3.0%

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of equity holdings)*

 1.   Apple, Inc.                                                          4.71%
--------------------------------------------------------------------------------
 2.   Google, Inc.                                                         3.82
--------------------------------------------------------------------------------
 3.   Microsoft Corp.                                                      3.41
--------------------------------------------------------------------------------
 4.   Hewlett-Packard Co.                                                  3.27
--------------------------------------------------------------------------------
 5.   IBM Corp.                                                            3.25
--------------------------------------------------------------------------------
 6.   Target Corp.                                                         3.09
--------------------------------------------------------------------------------
 7.   Procter & Gamble Co.                                                 3.02
--------------------------------------------------------------------------------
 8.   Intel Corp.                                                          2.84
--------------------------------------------------------------------------------
 9.   Abbott Laboratories, Inc.                                            2.75
--------------------------------------------------------------------------------
10.   O'Reilly Automotive, Inc.                                            2.70
--------------------------------------------------------------------------------

* This list excludes temporary cash investments and derivative instruments. The portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.


     Pioneer Oak Ridge Large Cap Growth Fund | Semiannual Report | 5/31/10     9

Prices and Distributions | 5/31/10

Net Asset Value per Share
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
      Class                       5/31/10                   11/30/09
--------------------------------------------------------------------------------
       A                          $10.81                     $10.98
--------------------------------------------------------------------------------
       B                          $10.25                     $10.44
--------------------------------------------------------------------------------
       C                          $10.31                     $10.50
--------------------------------------------------------------------------------
       R                          $10.53                     $10.69
--------------------------------------------------------------------------------
       Y                          $10.95                     $11.12
--------------------------------------------------------------------------------

Distributions per Share: 12/1/09-5/31/10
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                     Net Investment           Short-Term           Long-Term
      Class             Income              Capital Gains        Capital Gains
--------------------------------------------------------------------------------
       A               $0.0073                  $--                   $--
--------------------------------------------------------------------------------
       B               $   --                   $--                   $--
--------------------------------------------------------------------------------
       C               $   --                   $--                   $--
--------------------------------------------------------------------------------
       R               $0.0011                  $--                   $--
--------------------------------------------------------------------------------
       Y               $0.0285                  $--                   $--
--------------------------------------------------------------------------------

Index Definitions
--------------------------------------------------------------------------------
The Russell 1000 Growth Index measures the performance of large-cap U.S. growth stocks. The Standard & Poor's 500 Index is a broad measure of the U.S. stock market. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in an index.

The index defined here pertains to the "Value of $10,000 Investment" charts on pages 11-15.


10    Pioneer Oak Ridge Large Cap Growth Fund | Semiannual Report | 5/31/10

Performance Update | 5/31/10                                      Class A Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Oak Ridge Large Cap Growth Fund at public offering price, compared to that of the Russell 1000 Growth Index and the S&P 500 Index.

Average Annual Total Returns
(As of May 31, 2010)
---------------------------------------------------
                    Net Asset       Public Offering
Period              Value (NAV)     Price (POP)
---------------------------------------------------
10 Years            -0.29%          -0.87%
5 Years             -0.91           -2.08
1 Year              16.44            9.71
---------------------------------------------------
 Expense Ratio
 (Per prospectus dated April 1, 2010)
---------------------------------------------------
                    Gross           Net
---------------------------------------------------
                     1.56%           1.20%
---------------------------------------------------

[THE DATA IS A REPRESENTATION OF A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

               Pioneer
              Oak Ridge          Russell 1000
              Large Cap              Growth           S&P 500
             Growth Fund             Index             Index
5/00           $ 9,425              $10,000           $10,000
                 9,673                7,029             8,945
5/02             8,374                5,562             7,708
                 7,726                5,126             7,086
5/04             9,039                6,049             8,384
                 9,589                6,251             9,074
5/06             9,996                6,635             9,858
                11,478                7,987            12,102
5/08            10,839                7,973            11,292
                 7,866                5,524             7,617
5/10             9,159                6,717             9,215

Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Effective February 17, 2004, the maximum sales charge for Class A shares is 5.75%. NAV results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. POP returns reflect deduction of maximum 5.75% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects contractual expense limitations currently in effect through April 1, 2012, for Class A shares. There can be no assurance that Pioneer will extend the expense limitations beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

The performance shown for each class of the Fund for periods prior to February 13, 2004, is based on the performance of the predecessor Oak Ridge Large Cap Equity Fund's single class (Class A shares), which has been restated to reflect differences in any applicable sales charges and Rule 12b-1 fees payable on Class B and Class C shares (but not other differences in expenses). This adjustment has the effect of reducing the previously reported performance of Oak Ridge Large Cap Equity Fund. Pioneer Oak Ridge Large Cap Growth Fund was created through the reorganization of the predecessor Oak Ridge Funds, Inc., on February 13, 2004.


    Pioneer Oak Ridge Large Cap Growth Fund | Semiannual Report | 5/31/10     11

Performance Update | 5/31/10                                      Class B Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Oak Ridge Large Cap Growth Fund, compared to that of the Russell 1000 Growth Index and the S&P 500 Index.

Average Annual Total Returns
(As of May 31, 2010)
---------------------------------------------------
                    If              If
Period              Held            Redeemed
--------------------------------------------------
10 Years            -1.11%          -1.11%
5 Years             -1.80           -1.80
1 Year              15.43           11.43
---------------------------------------------------
Expense Ratio
(Per prospectus dated April 1, 2010)
---------------------------------------------------
                    Gross           Net
---------------------------------------------------
                     2.59%           2.10%
---------------------------------------------------

[THE DATA IS A REPRESENTATION OF A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

               Pioneer
              Oak Ridge          Russell 1000
              Large Cap              Growth           S&P 500
             Growth Fund             Index             Index
5/00           $10,000              $10,000           $10,000
                10,187                7,029             8,945
5/02             8,752                5,562             7,708
                 8,015                5,126             7,086
5/04             9,319                6,049             8,384
                 9,792                6,251             9,074
5/06            10,108                6,635             9,858
                11,516                7,987            12,102
5/08            10,765                7,973            11,292
                 7,745                5,524             7,617
5/10             8,940                6,717             9,215

Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

"If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. "If Redeemed" returns reflect the deduction of applicable contingent deferred sales charge
(CDSC). Effective December 1, 2004, the period during which a CDSC is applied to withdrawals was shortened to 5 years. The maximum CDSC for Class B shares continues to be 4%. For more complete information, please see the prospectus.
Note: Shares purchased prior to December 1, 2004, remain subject to the CDSC in effect at the time you purchased those shares. For performance information for shares purchased prior to December 1, 2004, please visit www.pioneerinvestments.com.

All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects contractual expense limitations currently in effect through April 1, 2011, for Class B shares. There can be no assurance that Pioneer will extend the expense limitations beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

The performance shown for each class of the Fund for periods prior to February 13, 2004, is based on the performance of the predecessor Oak Ridge Large Cap Equity Fund's single class (Class A shares), which has been restated to reflect differences in any applicable sales charges and Rule 12b-1 fees payable on Class B shares (but not other differences in expenses). This adjustment has the effect of reducing the previously reported performance of Oak Ridge Large Cap Equity Fund. Pioneer Oak Ridge Large Cap Growth Fund was created through the reorganization of the predecessor Oak Ridge Funds, Inc., on February 13, 2004.


12    Pioneer Oak Ridge Large Cap Growth Fund | Semiannual Report | 5/31/10

Performance Update | 5/31/10                                      Class C Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Oak Ridge Large Cap Growth Fund, compared to that of the Russell 1000 Growth Index and the S&P 500 Index.

Average Annual Total Returns
(As of May 31, 2010)
---------------------------------------------------
                    If              If
Period              Held            Redeemed
---------------------------------------------------
10 Years            -1.06%          -1.06%
5 Years             -1.72           -1.72
1 Year              15.45           15.45
---------------------------------------------------
Expense Ratio
(Per prospectus dated April 1, 2010)
---------------------------------------------------
                    Gross           Net
---------------------------------------------------
                     2.29%           2.10%
---------------------------------------------------

[THE DATA IS A REPRESENTATION OF A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

               Pioneer
              Oak Ridge          Russell 1000
              Large Cap              Growth           S&P 500
             Growth Fund             Index             Index
5/00           $10,000              $10,000           $10,000
                10,187                7,029             8,945
5/02             8,752                5,562             7,708
                 8,015                5,126             7,086
5/04             9,312                6,049             8,384
                 9,800                6,251             9,074
5/06            10,140                6,635             9,858
                11,555                7,987            12,102
5/08            10,821                7,973            11,292
                 7,784                5,524             7,617
5/10             8,987                6,717             9,215

Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). The performance of Class C shares does not reflect the 1% front-end sales charge in effect prior to February 1, 2004. If you paid a 1% sales charge, your returns would be lower than those shown above. "If held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects contractual expense limitations currently in effect through April 1, 2011, for Class C shares. There can be no assurance that Pioneer will extend the expense limitations beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

The performance shown for each class of the Fund for periods prior to February 13, 2004, is based on the performance of the predecessor Oak Ridge Large Cap Equity Fund's single class (Class A shares), which has been restated to reflect differences in any applicable sales charges and Rule 12b-1 fees payable on Class C shares (but not other differences in expenses). This adjustment has the effect of reducing the previously reported performance of Oak Ridge Large Cap Equity Fund. Pioneer Oak Ridge Large Cap Growth Fund was created through the reorganization of the predecessor Oak Ridge Funds, Inc., on February 13, 2004.


    Pioneer Oak Ridge Large Cap Growth Fund | Semiannual Report | 5/31/10     13

Performance Update | 5/31/10                                      Class R Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Oak Ridge Large Cap Growth Fund, compared to that of the Russell 1000 Growth Index and the S&P 500 Index.

Average Annual Total Returns
(As of May 31, 2010)
---------------------------------------------------
                    If             If
Period              Held           Redeemed
---------------------------------------------------
10 Years            -0.76%          -0.76%
5 Years             -1.14           -1.14
1 Year              16.24           16.24
---------------------------------------------------
Expense Ratio
(Per prospectus dated April 1, 2010)
---------------------------------------------------
                    Gross           Net
---------------------------------------------------
                     1.82%           1.45%
---------------------------------------------------

[THE DATA IS A REPRESENTATION OF A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

               Pioneer
              Oak Ridge          Russell 1000
              Large Cap              Growth           S&P 500
             Growth Fund             Index             Index
5/00           $10,000              $10,000           $10,000
                10,213                7,029             8,945
5/02             8,796                5,562             7,708
                 8,076                5,126             7,086
5/04             9,328                6,049             8,384
                 9,813                6,251             9,074
5/06            10,204                6,635             9,858
                11,698                7,987            12,102
5/08            11,016                7,973            11,292
                 7,970                5,524             7,617
5/10             9,264                6,717             9,215

Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class R shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects contractual expense limitations currently in effect through April 1, 2011, for Class R shares. There can be no assurance that Pioneer will extend the expense limitations beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

The performance shown for each class of the Fund for periods prior to February 13, 2004, is based on the performance of the predecessor Oak Ridge Large Cap Equity Fund's single class (Class A shares), which has been restated to reflect differences in any applicable sales charges and Rule 12b-1 fees payable on Class R shares (but not other differences in expenses). This adjustment has the effect of reducing the previously reported performance of Oak Ridge Large Cap Equity Fund. Pioneer Oak Ridge Large Cap Growth Fund was created through the reorganization of the predecessor Oak Ridge Funds, Inc., on February 13, 2004.


14    Pioneer Oak Ridge Large Cap Growth Fund | Semiannual Report | 5/31/10

Performance Update | 5/31/10                                      Class Y Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Oak Ridge Large Cap Growth Fund, compared to that of the Russell 1000 Growth Index and the S&P 500 Index.

Average Annual Total Returns
(As of May 31, 2010)
---------------------------------------------------
                    If              If
Period              Held            Redeemed
---------------------------------------------------
10 Years            -0.11%          -0.11%
5 Years             -0.60           -0.60
1 Year              16.65           16.65
---------------------------------------------------
Expense Ratio
(Per prospectus dated April 1, 2010)
---------------------------------------------------
                    Gross           Net
---------------------------------------------------
                     0.98%          0.98%
---------------------------------------------------

[THE DATA IS A REPRESENTATION OF A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

               Pioneer
              Oak Ridge          Russell 1000
              Large Cap              Growth           S&P 500
             Growth Fund             Index             Index
5/00           $10,000              $10,000           $10,000
                10,264                7,029             8,945
5/02             8,885                5,562             7,708
                 8,198                5,126             7,086
5/04             9,591                6,049             8,384
                10,197                6,251             9,074
5/06            10,669                6,635             9,858
                12,302                7,987            12,102
5/08            11,652                7,973            11,292
                 8,482                5,524             7,617
5/10             9,895                6,717             9,215

Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

The performance shown for each class of the Fund for periods prior to February 13, 2004, is based on the performance of the predecessor Oak Ridge Large Cap Equity Fund's single class (Class A shares), which has been restated to reflect differences in any applicable sales charges (but not other differences in expenses). This adjustment has the effect of reducing the previously reported performance of Oak Ridge Large Cap Equity Fund. Pioneer Oak Ridge Large Cap Growth Fund was created through the reorganization of the predecessor Oak Ridge Funds, Inc., on February 13, 2004.


    Pioneer Oak Ridge Large Cap Growth Fund | Semiannual Report | 5/31/10     15

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2)  transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.

Using the Tables
--------------------------------------------------------------------------------
Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

(1)  Divide your account value by $1,000
     Example: an $8,600 account value [divided by] $1,000 = 8.6

(2) Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Oak Ridge Large Cap Growth Fund

Based on actual returns from December 1, 2009 through May 31, 2010.

----------------------------------------------------------------------------------------------------
Share Class                    A               B               C               R               Y
----------------------------------------------------------------------------------------------------
Beginning Account          $1,000.00       $1,000.00       $1,000.00       $1,000.00       $1,000.00
Value on 12/1/09
----------------------------------------------------------------------------------------------------
Ending Account Value         $985.20         $981.80         $981.90         $985.10         $987.20
(after expenses)
on 5/31/10
----------------------------------------------------------------------------------------------------
Expenses Paid                  $5.94          $10.38          $10.38           $7.18           $4.56
During Period*
----------------------------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 1.20%, 2.10%, 2.10%, 1.45%, and 0.92% for Class A, Class B, Class C, Class R and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).


16    Pioneer Oak Ridge Large Cap Growth Fund | Semiannual Report | 5/31/10

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Oak Ridge Large Cap Growth Fund

Based on a hypothetical 5% return per year before expenses, reflecting the period from December 1, 2009 through May 31, 2010.

----------------------------------------------------------------------------------------------------
Share Class                    A               B               C               R              Y
----------------------------------------------------------------------------------------------------
Beginning Account          $1,000.00       $1,000.00       $1,000.00       $1,000.00       $1,000.00
Value on 12/1/09
----------------------------------------------------------------------------------------------------
Ending Account Value       $1,018.95       $1,014.46       $1,014.46       $1,017.70       $1,020.34
(after expenses)
on 5/31/10
----------------------------------------------------------------------------------------------------
Expenses Paid                  $6.04          $10.55          $10.55           $7.29           $4.63
During Period*
----------------------------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 1.20%, 2.10%, 2.10%, 1.45%, and 0.92% for Class A, Class B, Class C, Class R and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).


    Pioneer Oak Ridge Large Cap Growth Fund | Semiannual Report | 5/31/10     17

Schedule of Investments | 5/31/10 (unaudited)

--------------------------------------------------------------------------------
 Shares                                                             Value
            COMMON STOCKS -- 95.9%
            ENERGY -- 2.9%
            Oil & Gas Equipment & Services -- 1.4%
 43,005     Schlumberger, Ltd.                                      $  2,414,731
--------------------------------------------------------------------------------
            Oil & Gas Exploration & Production -- 1.5%
 65,125     Southwestern Energy Co.*                                $  2,449,351
                                                                    ------------
            Total Energy                                            $  4,864,082
--------------------------------------------------------------------------------
            MATERIALS -- 3.9%
            Industrial Gases -- 1.9%
 40,255     Praxair, Inc.                                           $  3,123,788
--------------------------------------------------------------------------------
            Specialty Chemicals -- 2.0%
 71,925     Ecolab, Inc.                                            $  3,397,018
                                                                    ------------
            Total Materials                                         $  6,520,806
--------------------------------------------------------------------------------
            CAPITAL GOODS -- 10.7%
            Aerospace & Defense -- 6.0%
 26,995     Precision Castparts Corp.                               $  3,150,317
 62,855     Raytheon Co.                                               3,294,231
 54,890     United Technologies Corp.                                  3,698,488
                                                                    ------------
                                                                    $ 10,143,036
--------------------------------------------------------------------------------
            Industrial Machinery -- 4.7%
 53,580     Danaher Corp.                                           $  4,253,180
 76,800     Illinois Tool Works, Inc.                                  3,565,824
                                                                    ------------
                                                                    $  7,819,004
                                                                    ------------
            Total Capital Goods                                     $ 17,962,040
--------------------------------------------------------------------------------
            AUTOMOBILES & COMPONENTS -- 1.8%
            Auto Parts & Equipment -- 1.8%
102,835     Johnson Controls, Inc.                                  $  2,933,883
                                                                    ------------
            Total Automobiles & Components                          $  2,933,883
--------------------------------------------------------------------------------
            RETAILING -- 12.2%
            Automotive Retail -- 2.6%
 85,045     O'Reilly Automotive, Inc.*(b)                           $  4,338,996
--------------------------------------------------------------------------------
            Computer & Electronics Retail -- 2.3%
 89,840     Best Buy Co., Inc.                                      $  3,795,740
--------------------------------------------------------------------------------
            Department Stores -- 2.1%
 89,800     Nordstrom, Inc.                                         $  3,565,060
--------------------------------------------------------------------------------
            General Merchandise Stores -- 3.0%
 90,955     Target Corp.                                            $  4,959,776
--------------------------------------------------------------------------------
            Specialty Stores -- 2.2%
169,677     Staples, Inc.                                           $  3,651,449
                                                                    ------------
            Total Retailing                                         $ 20,311,021
--------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


18    Pioneer Oak Ridge Large Cap Growth Fund | Semiannual Report | 5/31/10


--------------------------------------------------------------------------------
 Shares                                                             Value
--------------------------------------------------------------------------------
            FOOD, BEVERAGE & TOBACCO -- 4.6%
            Packaged Foods & Meats -- 2.1%
 65,740     Kellogg Co.                                             $  3,512,488
--------------------------------------------------------------------------------
            Soft Drinks -- 2.5%
 66,703     PepsiCo, Inc.                                           $  4,194,952
                                                                    ------------
            Total Food, Beverage & Tobacco                          $  7,707,440
--------------------------------------------------------------------------------
            HOUSEHOLD & PERSONAL PRODUCTS -- 2.9%
            Household Products -- 2.9%
 79,478     Procter & Gamble Co.*                                   $  4,855,311
                                                                    ------------
            Total Household & Personal Products                     $  4,855,311
--------------------------------------------------------------------------------
            HEALTH CARE EQUIPMENT & SERVICES -- 8.1%
            Health Care Equipment -- 5.6%
 60,040     Baxter International, Inc.                              $  2,535,489
 43,415     Becton, Dickinson & Co.                                    3,095,490
 71,855     Stryker Corp.                                              3,810,471
                                                                    ------------
                                                                    $  9,441,450
--------------------------------------------------------------------------------
            Health Care Services -- 2.5%
 41,080     Express Scripts, Inc.*                                  $  4,132,648
                                                                    ------------
            Total Health Care Equipment & Services                  $ 13,574,098
--------------------------------------------------------------------------------
            PHARMACEUTICALS & BIOTECHNOLOGY -- 11.1%
            Biotechnology -- 3.9%
 55,300     Celgene Corp.*                                          $  2,917,628
101,600     Gilead Sciences, Inc.*                                     3,649,472
                                                                    ------------
                                                                    $  6,567,100
--------------------------------------------------------------------------------
            Life Sciences Tools & Services -- 2.5%
 79,135     Thermo Fisher Scientific, Inc.*                         $  4,119,768
--------------------------------------------------------------------------------
            Pharmaceuticals -- 4.7%
 93,015     Abbott Laboratories, Inc.                               $  4,423,793
 58,115     Allergan, Inc.                                             3,497,942
                                                                    ------------
                                                                    $  7,921,735
                                                                    ------------
            Total Pharmaceuticals & Biotechnology                   $ 18,608,603
--------------------------------------------------------------------------------
            DIVERSIFIED FINANCIALS -- 4.6%
            Asset Management & Custody Banks -- 1.7%
152,710     Invesco, Ltd.                                           $  2,834,298
--------------------------------------------------------------------------------
            Investment Banking & Brokerage -- 1.1%
116,230     Charles Schwab Corp.                                    $  1,899,198
--------------------------------------------------------------------------------
            Specialized Finance -- 1.8%
 25,830     IntercontinentalExchange, Inc.*                         $  2,999,638
                                                                    ------------
            Total Diversified Financials                            $  7,733,134
--------------------------------------------------------------------------------
            SOFTWARE & SERVICES -- 16.6%
            Application Software -- 1.8%
 96,790     Adobe Systems, Inc.*                                    $  3,105,023
--------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.
    Pioneer Oak Ridge Large Cap Growth Fund | Semiannual Report | 5/31/10     19

--------------------------------------------------------------------------------
 Shares                                                             Value
--------------------------------------------------------------------------------
                  Data Processing & Outsourced Services -- 2.4%
      55,920      Visa, Inc.                                        $  4,051,963
--------------------------------------------------------------------------------
                  Internet Software & Services -- 3.7%
      12,640      Google, Inc.*                                     $  6,132,675
--------------------------------------------------------------------------------
                  IT Consulting & Other Services -- 5.4%
      77,145      Cognizant Tech Solutions Corp.*                   $  3,860,336
      41,630      IBM Corp.*                                           5,214,574
                                                                    ------------
                                                                    $  9,074,910
--------------------------------------------------------------------------------
                  Systems Software -- 3.3%
    212,060       Microsoft Corp.                                   $  5,471,148
                                                                    ------------
                  Total Software & Services                         $ 27,835,719
--------------------------------------------------------------------------------
                  TECHNOLOGY HARDWARE & EQUIPMENT -- 12.8%
                  Communications Equipment -- 4.0%
    149,070       Cisco Systems, Inc.*                              $  3,452,461
     93,700       Qualcomm, Inc.                                       3,331,972
                                                                    ------------
                                                                    $  6,784,433
--------------------------------------------------------------------------------
                  Computer Hardware -- 7.7%
     29,400       Apple, Inc.*                                      $  7,560,503
    114,310       Hewlett-Packard Co.                                  5,259,403
                                                                    ------------
                                                                    $ 12,819,906
--------------------------------------------------------------------------------
                  Electronic Components -- 1.1%
     44,925       Amphenol Corp.                                    $  1,904,820
                                                                    ------------
                  Total Technology Hardware & Equipment             $ 21,509,159
--------------------------------------------------------------------------------
                  SEMICONDUCTORS -- 3.7%
     72,000       Altera Corp.*                                     $  1,697,040
    213,230       Intel Corp.                                          4,567,387
                                                                    ------------
                                                                    $  6,264,427
                                                                    ------------
                  Total Semiconductors                              $  6,264,427
--------------------------------------------------------------------------------
                  TOTAL COMMON STOCKS
                  (Cost $140,134,695)                               $160,679,723
--------------------------------------------------------------------------------
Principal
Amount ($)
                  TEMPORARY CASH INVESTMENTS -- 4.8%
                  Repurchase Agreements -- 2.8%
2,335,000         Barclays Bank Plc, 0.18%, dated 5/28/10,
                  repurchase price of $2,335,000 plus accrued
                  interest on 6/1/10 collateralized by the
                  following:
                  $1,912,767 Federal National Mortgage
                  Association, 4.5 - 5.5%, 6/1/22 - 8/1/39
                  $468,933 Freddie Mac Giant, 6.5%, 9/1/37          $  2,335,000
2,335,000         JPMorgan, Inc., 0.20%, dated 5/28/10,
                  repurchase price of $2,335,000 plus accrued
                  interest on 6/1/10 collateralized by
                  $2,381,765 Government National Mortgage              2,335,000
                  Association I, 4.5%, 7/15/39                      ------------
                                                                    $  4,670,000
--------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


20    Pioneer Oak Ridge Large Cap Growth Fund | Semiannual Report | 5/31/10

--------------------------------------------------------------------------------
 Shares                                                            Value
--------------------------------------------------------------------------------
            Securities Lending Collateral -- 2.0% (c)
            Certificates of Deposit:
 84,567     Bank of Nova Scotia, 0.2%, 6/1/10                      $     84,567
 93,548     Barclays, 0.30%, 7/23/10                                     93,548
 93,548     BBVA NY, 0.265%, 6/1/10                                      93,548
 28,441     BNP Paribas, 0.70%, 6/4/10                                   28,441
102,902     CBA Financial, 0.27%, 1/3/11                                102,902
 93,548     Deutschebank, 0.30%, 7/19/10                                 93,548
 56,129     DnB NOR Bank ASA NY, 0.49%, 8/26/10                          56,129
 93,549     Rabobank Nederland NY, 0.23%, 7/6/10                         93,549
 93,548     Royal Bank of Canada, 0.26%, 1/21/11                         93,548
 93,548     Svenska NY, 0.265%, 7/19/10                                  93,548
                                                                   ------------
                                                                   $    833,328
--------------------------------------------------------------------------------
            Commercial Paper:
 37,419     American Honda Finance, 0.37%, 4/15/11                 $     37,419
 56,129     American Honda Finance, 0.31%, 5/4/11                        56,129
 12,377     Caterpillar Financial Services, 0.34%, 8/20/10               12,377
 46,772     CBAPP, 0.20%, 6/7/10                                         46,772
 93,523     CLIPPR, 0.28%, 7/2/10                                        93,523
 46,737     PARFIN, 0.39%, 8/11/10                                       46,737
 74,756     CHARFD, 0.46%, 8/23/10                                       74,756
 38,918     FAIRPP, 0.50%, 8/16/10                                       38,918
 84,631     CME, Inc., 0.90%, 8/6/10                                     84,631
 10,196     GE Capital Corp., 0.31%, 10/6/10                             10,196
 10,126     GE Capital Corp., 0.35%, 10/21/10                            10,126
 28,073     GE Capital Corp., 0.43%, 8/20/10                             28,073
 46,768     GE, 0.30%, 1/26/11                                           46,768
  9,346     GE Capital Corp., 0.33%, 6/6/11                               9,346
 10,432     John Deere Capital Corp., 0.33%, 7/16/10                     10,432
 79,132     JPMorgan Chase & Co., 0.57%, 9/24/10                         79,132
 37,404     NABPP, 0.28%, 7/19/10                                        37,404
106,062     Santander, 0.30%, 7/23/10                                   106,062
 93,520     SOCNAM, 0.28%, 7/6/10                                        93,520
 65,465     SRCPP, 0.26%, 7/7/11                                         65,465
 37,418     STRAIT, 0.20%, 6/2/10                                        37,418
 46,771     TB LLC, 0.23%, 6/9/10                                        46,771
 45,114     TB LLC, 0.43%, 8/9/10                                        45,114
 93,548     Toyota Motor Credit Corp., 0.23%, 1/10/11                    93,548
  9,356     US Bancorp, 0.66%, 6/4/10                                     9,356
 93,504     VARFUN, 0.29%, 7/26/10                                       93,504
 56,133     Wachovia, 0.36%, 3/22/11                                     56,133
 26,289     Wal-Mart Stores, Inc., 0.22%, 7/1/10                         26,289
 37,412     WFC, 0.33%, 12/2/10                                          37,412
 93,548     WESTPAC, 0.32%, 11/5/10                                      93,548
                                                                   ------------
                                                                   $  1,526,879
--------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


    Pioneer Oak Ridge Large Cap Growth Fund | Semiannual Report | 5/31/10     21

--------------------------------------------------------------------------------
 Shares                                                            Value
 --------------------------------------------------------------------------------
             Tri-party Repurchase Agreements:
 400,855     Barclays, 0.20%, 6/1/10                               $    400,855
 280,644     Deutsche Bank, 0.20%, 6/1/10                               280,644
 280,644     RBS Securities, Inc., 0.21%, 6/1/10                        280,644
                                                                   ------------
                                                                   $    962,143
                                                                   ------------
             Total Securities Lending Collateral                   $  3,322,350
--------------------------------------------------------------------------------
             TOTAL TEMPORARY CASH INVESTMENTS
             (Cost $7,992,350)                                     $  7,992,350
--------------------------------------------------------------------------------
             TOTAL INVESTMENT IN SECURITIES -- 100.7%
             (Cost $148,127,045)(a)                                $168,672,073
--------------------------------------------------------------------------------
             OTHER ASSETS AND LIABILITIES -- (0.7)%                $ (1,089,115)
--------------------------------------------------------------------------------
             TOTAL NET ASSETS -- 100.0%                            $167,582,958
================================================================================

*    Non-income producing security.

(a) At May 31, 2010, the net unrealized gain on investments based on cost for federal income tax purposes of $148,802,323 was as follows:

       Aggregate gross unrealized gain for all investments
         in which there is an excess of value over tax cost         $30,712,256
       Aggregate gross unrealized loss for all investments
         in which there is an excess of tax cost over value         (10,842,506)
                                                                    -----------
       Net unrealized gain                                          $19,869,750
                                                                    ===========

(b)  At May 31, 2010, the following security was out on loan:

--------------------------------------------------------------------------------
    Shares   Description                                             Value
--------------------------------------------------------------------------------
  64,200     O'Reilly Automotive, Inc. *                             $ 3,275,484
--------------------------------------------------------------------------------

(c)   Securities lending collateral is managed by Credit Suisse AG, New York
Branch.

Purchases and sales of securities (excluding temporary cash investments) for the six months ended May 31, 2010 aggregated $25,054,027 and $49,772,438, respectively.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below.

Highest priority is given to Level 1 inputs and lowest priority is given to Level 3.

  Level 1 -- quoted prices in active markets for identical securities
  Level 2 -- other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
  Level 3 -- significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments)


The accompanying notes are an integral part of these financial statements.


22    Pioneer Oak Ridge Large Cap Growth Fund | Semiannual Report | 5/31/10

The following is a summary of the inputs used as of May 31, 2010, in valuing the Fund's assets:

-------------------------------------------------------------------------------------------
                                Level 1           Level 2             Level 3  Total
-------------------------------------------------------------------------------------------
 Common stocks                  $160,679,723      $       --          $--      $160,679,723
 Temporary cash investments               --       7,992,350           --         7,992,350
-------------------------------------------------------------------------------------------
  Total                         $160,679,723      $7,992,350          $--      $168,672,073
===========================================================================================


The accompanying notes are an integral part of these financial statements.


    Pioneer Oak Ridge Large Cap Growth Fund | Semiannual Report | 5/31/10     23

Statement of Assets and Liabilities | 5/31/10 (unaudited)

ASSETS:
  Investment in securities, at value (including securities loaned of
   $3,275,484) (cost $148,127,045)                                    $168,672,073
  Cash                                                                     712,017
  Receivables --
   Investment securities sold                                            3,221,667
   Fund shares sold                                                        156,603
   Dividends, interest and foreign taxes withheld                          223,424
  Other                                                                     50,157
----------------------------------------------------------------------------------
     Total assets                                                     $173,035,941
----------------------------------------------------------------------------------
LIABILITIES:
  Payables --
   Investment securities purchased                                    $  1,712,639
   Fund shares repurchased                                                 302,610
   Upon return of securities loaned                                      3,322,350
  Due to affiliates                                                         58,020
  Accrued expenses                                                          57,364
----------------------------------------------------------------------------------
     Total liabilities                                                $  5,452,983
----------------------------------------------------------------------------------
NET ASSETS:
  Paid-in capital                                                     $289,382,633
  Distributions in excess of net investment income                        (157,912)
  Accumulated net realized loss on investments                        (142,186,791)
  Net unrealized gain on investments                                    20,545,028
----------------------------------------------------------------------------------
     Total net assets                                                 $167,582,958
==================================================================================
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
  Class A (based on $83,766,258/7,746,468 shares)                     $      10.81
  Class B (based on $9,277,315/905,513 shares)                        $      10.25
  Class C (based on $25,756,217/2,499,315 shares)                     $      10.31
  Class R (based on $2,214,951/210,447 shares)                        $      10.53
  Class Y (based on $46,568,217/4,252,460 shares)                     $      10.95
MAXIMUM OFFERING PRICE:
  Class A ($10.81 [divided by] 94.25% )                               $      11.47
==================================================================================

The accompanying notes are an integral part of these financial statements.


24    Pioneer Oak Ridge Large Cap Growth Fund | Semiannual Report | 5/31/10

Statement of Operations (unaudited)

For the Six Months Ended 5/31/10

INVESTMENT INCOME:
  Dividends                                                   $  1,033,071
  Interest                                                           3,341
  Income from securities loaned, net                                 3,545
---------------------------------------------------------------------------------------------
     Total investment income                                                     $  1,039,957
---------------------------------------------------------------------------------------------
EXPENSES:
  Management fees                                             $    685,193
  Transfer agent fees
   Class A                                                         101,084
   Class B                                                          24,555
   Class C                                                          27,952
   Class R                                                             580
   Class Y                                                           3,121
  Distribution fees
   Class A                                                         109,621
   Class B                                                          55,165
   Class C                                                         138,469
   Class R                                                           5,807
  Shareholder communications expense                                59,135
  Administrative reimbursements                                     27,200
  Custodian fees                                                     5,607
  Registration fees                                                 35,081
  Professional fees                                                 29,133
  Printing expense                                                  19,750
  Fees and expenses of nonaffiliated trustees                        3,056
  Miscellaneous                                                     21,238
---------------------------------------------------------------------------------------------
     Total expenses                                                              $  1,351,747
     Less fees waived and expenses reimbursed by Pioneer
       Investment Management, Inc.                                                   (154,157)
---------------------------------------------------------------------------------------------
     Net expenses                                                                $  1,197,590
---------------------------------------------------------------------------------------------
       Net investment loss                                                       $   (157,633)
---------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized gain (loss) on:
   Investments                                                $ (1,633,354)
   Class action                                                    421,202       $ (1,212,152)
---------------------------------------------------------------------------------------------
  Change in net unrealized loss on investments                                   $   (601,150)
---------------------------------------------------------------------------------------------
  Net loss on investments                                                        $ (1,813,302)
---------------------------------------------------------------------------------------------
  Net decrease in net assets resulting from operations                           $ (1,970,935)
=============================================================================================

The accompanying notes are an integral part of these financial statements.


    Pioneer Oak Ridge Large Cap Growth Fund | Semiannual Report | 5/31/10     25

Statements of Changes in Net Assets

For the Six Months Ended 5/31/10 and the Year Ended 11/30/09, respectively

-----------------------------------------------------------------------------------------------------
                                                                     Six Months
                                                                     Ended
                                                                     5/31/10             Year Ended
                                                                     (unaudited)         11/30/09
-----------------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income (loss)                                         $   (157,633)       $    205,859
Net realized loss on investments and class action                      (1,212,152)        (17,658,861)
Change in net unrealized gain (loss) on investments                      (601,150)         67,214,797
-----------------------------------------------------------------------------------------------------
   Net increase (decrease) in net assets resulting from
     operations                                                      $ (1,970,935)       $ 49,761,795
-----------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
   Class A ($0.01 and $0.03 per share, respectively)                 $    (57,470)       $   (337,275)
   Class R ($0.00* and $0.00 per share, respectively)                        (242)                 --
   Class Y ($0.03 and $0.04 per share, respectively)                     (147,773)           (440,688)
-----------------------------------------------------------------------------------------------------
     Total distributions to shareowners                              $   (205,485)       $   (777,963)
-----------------------------------------------------------------------------------------------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                                     $ 15,141,599        $ 32,212,561
Reinvestment of distributions                                              65,291             411,804
Cost of shares repurchased                                            (36,769,610)       (126,663,908)
-----------------------------------------------------------------------------------------------------
   Net decrease in net assets resulting from
     Fund share transactions                                         $(21,562,720)       $(94,039,543)
-----------------------------------------------------------------------------------------------------
   Net decrease in net assets                                        $(23,739,140)       $(45,055,711)
NET ASSETS:
Beginning of period                                                   191,322,098         236,377,809
-----------------------------------------------------------------------------------------------------
End of period                                                        $167,582,958        $191,322,098
-----------------------------------------------------------------------------------------------------
Undistributed (distributions in excess of) net investment income     $   (157,912)       $    205,206
-----------------------------------------------------------------------------------------------------

* Amount rounds to less than $0.01.

The accompanying notes are an integral part of these financial statements.


26    Pioneer Oak Ridge Large Cap Growth Fund | Semiannual Report | 5/31/10

-----------------------------------------------------------------------------------------------------
                                     '10 Shares     '10 Amount            '09 Shares     '09 Amount
                                     (unaudited)    (unaudited)
-----------------------------------------------------------------------------------------------------
Class A
Shares sold                             875,087     $  9,818,998           2,149,961     $ 19,191,765
Reinvestment of distributions             4,253           48,266              28,932          233,492
Less shares repurchased              (1,205,390)     (13,500,793)         (4,659,230)     (41,127,342)
-----------------------------------------------------------------------------------------------------
   Net decrease                        (326,050)    $ (3,633,529)         (2,480,337)    $(21,702,085)
=====================================================================================================
Class B
Shares sold                              43,720     $    465,865             168,438     $  1,444,598
Reinvestment of distributions                --               --                  --               --
Less shares repurchased                (287,914)      (3,075,981)           (556,243)      (4,739,389)
-----------------------------------------------------------------------------------------------------
   Net decrease                        (244,194)    $ (2,610,116)           (387,805)    $ (3,294,791)
=====================================================================================================
Class C
Shares sold                             150,823     $  1,626,135             381,548     $  3,324,868
Reinvestment of distributions                --               --                  --               --
Less shares repurchased                (346,156)      (3,710,082)         (1,296,635)     (11,059,385)
-----------------------------------------------------------------------------------------------------
   Net decrease                        (195,333)    $ (2,083,947)           (915,087)    $ (7,734,517)
=====================================================================================================
Class R
Shares sold                              15,764     $    170,788             226,727     $  2,042,991
Reinvestment of distributions                17              185                  --               --
Less shares repurchased                 (29,770)        (325,622)           (124,945)      (1,088,051)
-----------------------------------------------------------------------------------------------------
   Net increase (decrease)              (13,989)    $   (154,649)            101,782     $    954,940
=====================================================================================================
Class Y
Shares sold                             273,427     $  3,059,813             661,291     $  6,209,009
Reinvestment of distributions             1,467           16,840              21,796          177,642
Less shares repurchased              (1,414,682)     (16,157,132)         (7,671,058)     (68,649,741)
-----------------------------------------------------------------------------------------------------
   Net decrease                      (1,139,788)    $(13,080,479)         (6,987,971)    $(62,263,090)
=====================================================================================================

The accompanying notes are an integral part of these financial statements.


    Pioneer Oak Ridge Large Cap Growth Fund | Semiannual Report | 5/31/10     27

Financial Highlights

------------------------------------------------------------------------------------------------------------
                                                                                Six Months
                                                                                Ended
                                                                                5/31/10         Year Ended
                                                                                (unaudited)     11/30/09
------------------------------------------------------------------------------------------------------------
Class A
Net asset value, beginning of period                                            $10.98          $  8.40
------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment income (loss)                                                   $ (0.00)(a)     $  0.02
 Net realized and unrealized (loss) on investments                                (0.16)           2.59
------------------------------------------------------------------------------------------------------------
  Net (decrease) from investment operations                                     $ (0.16)        $  2.61
Distributions to shareowners:
 Net investment income                                                            (0.01)          (0.03)
 Net realized gain                                                                   --              --
------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                                      $ (0.17)        $  2.58
------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                  $ 10.81         $ 10.98
============================================================================================================
Total return*                                                                     (1.48)%         31.24%
Ratio of net expenses to average net assets+                                       1.20%**         1.20%
Ratio of net investment income (loss) to average net assets+                      (0.06)%**        0.18%
Portfolio turnover rate                                                              29%**           15%
Net assets, end of period (in thousands)                                        $83,766         $88,635
Ratios with no waiver of fees and assumption of expenses by the Adviser and no reduction for fees paid indirectly:
 Net expenses                                                                      1.47%**         1.56%
 Net investment loss                                                              (0.33)%**       (0.18)%
Ratios with waiver of fees and assumption of expenses by the Adviser and reduction for fees paid indirectly:
 Net expenses                                                                      1.20%**         1.20%
 Net investment income (loss)                                                     (0.06)%**        0.18%
============================================================================================================

------------------------------------------------------------------------------------------------------------------------------------
                                                                                Year Ended    Year Ended    Year Ended    Year Ended
                                                                                11/30/08      11/30/07      11/30/06      11/30/05
------------------------------------------------------------------------------------------------------------------------------------
Class A
Net asset value, beginning of period                                            $  13.80      $ 13.69       $ 13.42       $ 12.51
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment income (loss)                                                   $   0.02      $  0.01       $ (0.01)      $ (0.01)
 Net realized and unrealized (loss) on investments                                 (5.38)        1.10          0.35          1.32
------------------------------------------------------------------------------------------------------------------------------------
  Net (decrease) from investment operations                                     $  (5.36)     $  1.11       $  0.34       $  1.31
Distributions to shareowners:
 Net investment income                                                                --           --            --         (0.01)
 Net realized gain                                                                 (0.04)       (1.00)        (0.07)        (0.39)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                                      $  (5.40)     $  0.11       $  0.27       $  0.91
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                  $   8.40      $ 13.80       $ 13.69       $ 13.42
====================================================================================================================================
Total return*                                                                     (38.86)%       8.35%         2.52%        10.51%
Ratio of net expenses to average net assets+                                        1.20%        1.22%         1.20%         1.30%
Ratio of net investment income (loss) to average net assets+                        0.05%        0.02%        (0.04)%       (0.28)%
Portfolio turnover rate                                                               31%          43%           41%          140%
Net assets, end of period (in thousands)                                        $ 88,678      $240,676      $262,081      $263,117
Ratios with no waiver of fees and assumption of expenses by the Adviser and no reduction for fees paid indirectly:
 Net expenses                                                                       1.37%        1.29%         1.27%         1.30%
 Net investment loss                                                               (0.12)%      (0.05)%       (0.11)%       (0.28)%
Ratios with waiver of fees and assumption of expenses by the Adviser and reduction for fees paid indirectly:
 Net expenses                                                                       1.20%        1.20%         1.20%         1.30%
 Net investment income (loss)                                                       0.05%        0.04%        (0.04)%       (0.28)%
====================================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
+    Ratios with no reduction for fees paid indirectly.
**   Annualized.
(a)  Amount rounds to less than $0.01 or $(0.01) per share.


The accompanying notes are an integral part of these financial statements.


28    Pioneer Oak Ridge Large Cap Growth Fund | Semiannual Report | 5/31/10

------------------------------------------------------------------------------------------------------------
                                                                                Six Months
                                                                                Ended
                                                                                5/31/10         Year Ended
                                                                                (unaudited)     11/30/09
------------------------------------------------------------------------------------------------------------
Class B
Net asset value, beginning of period                                            $10.44          $ 8.03
------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment loss                                                            $(0.06)         $ (0.06)(a)
 Net realized and unrealized gain (loss) on investments                          (0.13)            2.47
------------------------------------------------------------------------------------------------------------
  Net increase (decrease) from investment operations                            $(0.19)         $  2.41
Distributions to shareowners:
 Net realized gain                                                                  --               --
------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                                      $(0.19)         $  2.41
------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                  $10.25          $ 10.44
============================================================================================================
Total return*                                                                    (1.82)%          30.01%
Ratio of net expenses to average net assets+                                      2.10%**          2.10%
Ratio of net investment loss to average net assets+                              (0.97)%**        (0.72)%
Portfolio turnover rate                                                             29%**            15%
Net assets, end of period (in thousands)                                        $9,278          $12,006
Ratios with no waiver of fees and assumption of expenses by the Adviser and no reduction for fees paid indirectly:
 Net expenses                                                                     2.44%**          2.59%
 Net investment loss                                                             (1.31)%**        (1.21)%
Ratios with waiver of fees and assumption of expenses by the Adviser and reduction for fees paid indirectly:
 Net expenses                                                                     2.10%**          2.10%
 Net investment loss                                                             (0.97)%**        (0.72)%
============================================================================================================


------------------------------------------------------------------------------------------------------------------------------------
                                                                               Year Ended   Year Ended    Year Ended   Year Ended
                                                                               11/30/08     11/30/07      11/30/06     11/30/05
------------------------------------------------------------------------------------------------------------------------------------
Class B
Net asset value, beginning of period                                           $ 13.31      $ 13.37       $ 13.22      $ 12.44
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment loss                                                           $ (0.11)     $ (0.12)      $ (0.14)     $ (0.06)
 Net realized and unrealized gain (loss) on investments                          (5.13)        1.06          0.36         1.23
------------------------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) from investment operations                           $ (5.24)     $  0.94       $  0.22      $  1.17
Distributions to shareowners:
 Net realized gain                                                               (0.04)       (1.00)        (0.07)       (0.39)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                                     $ (5.28)     $ (0.06)      $  0.15      $  0.78
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                 $  8.03      $ 13.31       $ 13.37      $ 13.22
====================================================================================================================================
Total return*                                                                   (39.39)%       7.27%         1.65%        9.41%
Ratio of net expenses to average net assets+                                      2.11%        2.13%         2.11%        2.15%
Ratio of net investment loss to average net assets+                              (0.86)%      (0.88)%       (0.95)%      (1.13)%
Portfolio turnover rate                                                             31%          43%           41%         140%
Net assets, end of period (in thousands)                                       $12,351      $28,799       $34,354      $41,685
Ratios with no waiver of fees and assumption of expenses by the Adviser and no reduction for fees paid indirectly:
 Net expenses                                                                     2.32%        2.26%         2.28%        2.26%
 Net investment loss                                                             (1.07)%      (1.01)%       (1.12)%      (1.24)%
Ratios with waiver of fees and assumption of expenses by the Adviser and reduction for fees paid indirectly:
 Net expenses                                                                     2.10%        2.10%         2.10%        2.14%
 Net investment loss                                                             (0.85)%      (0.85)%       (0.94)%      (1.12)%
====================================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
+    Ratios with no reduction for fees paid indirectly.
(a) The amount shown for a share outstanding does not correspond with the aggregate gain on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.
**   Annualized.


The accompanying notes are an integral part of these financial statements.


    Pioneer Oak Ridge Large Cap Growth Fund | Semiannual Report | 5/31/10     29

------------------------------------------------------------------------------------------------------------

                                                                                Six Months
                                                                                Ended
                                                                                5/31/10         Year Ended
                                                                                (unaudited)     11/30/09
------------------------------------------------------------------------------------------------------------
Class C
Net asset value, beginning of period                                            $  10.50        $  8.08
------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment loss                                                            $  (0.05)       $ (0.06)(a)
 Net realized and unrealized gain (loss) on investments                            (0.14)          2.48
------------------------------------------------------------------------------------------------------------
  Net increase (decrease) from investment operations                            $  (0.19)       $  2.42
Distributions to shareowners:
 Net realized gain                                                                    --             --
------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                                      $  (0.19)       $  2.42
------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                  $  10.31        $ 10.50
============================================================================================================
Total return*                                                                      (1.81)%        29.95%
Ratio of net expenses to average net assets+                                        2.10%**        2.10%
Ratio of net investment loss to average net assets+                                (0.96)%**      (0.72)%
Portfolio turnover rate                                                               29%**          15%
Net assets, end of period (in thousands)                                        $ 25,756        $28,305
Ratios with no waiver of fees and assumption of expenses by the Adviser and no reduction for fees paid indirectly:
 Net expenses                                                                       2.21%**        2.29%
 Net investment loss                                                               (1.07)%**      (0.91)%
Ratios with waiver of fees and assumption of expenses by the Adviser and reduction for fees paid indirectly:
 Net expenses                                                                       2.10%**        2.10%
 Net investment loss                                                               (0.96)%**      (0.72)%
============================================================================================================


------------------------------------------------------------------------------------------------------------------------------------
                                                                               Year Ended    Year Ended    Year Ended   Year Ended
                                                                               11/30/08      11/30/07      11/30/06     11/30/05
------------------------------------------------------------------------------------------------------------------------------------
Class C
Net asset value, beginning of period                                           $ 13.38      $ 13.42       $ 13.25       $ 12.45
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment loss                                                           $ (0.10)     $ (0.10)      $ (0.11)      $ (0.09)
 Net realized and unrealized gain (loss) on investments                          (5.16)        1.06          0.35          1.28
------------------------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) from investment operations                           $ (5.26)     $  0.96       $  0.24       $  1.19
Distributions to shareowners:
 Net realized gain                                                               (0.04)       (1.00)        (0.07)        (0.39)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                                     $ (5.30)     $ (0.04)      $  0.17       $  0.80
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                 $  8.08      $ 13.38       $ 13.42       $ 13.25
====================================================================================================================================
Total return*                                                                   (39.33)%       7.39%         1.80%         9.57%
Ratio of net expenses to average net assets+                                      2.07%        2.00%         2.00%         2.09%
Ratio of net investment loss to average net assets+                              (0.82)%      (0.75)%       (0.83)%       (1.08)%
Portfolio turnover rate                                                             31%          43%           41%          140%
Net assets, end of period (in thousands)                                       $29,164      $71,087       $77,206       $70,096
Ratios with no waiver of fees and assumption of expenses by the Adviser and no reduction for fees paid indirectly:
 Net expenses                                                                     2.07%        2.00%         2.00%         2.09%
 Net investment loss                                                             (0.82)%      (0.75)%       (0.83)%       (1.08)%
Ratios with waiver of fees and assumption of expenses by the Adviser and reduction for fees paid indirectly:
 Net expenses                                                                     2.07%        1.99%         2.00%         2.09%
 Net investment loss                                                             (0.82)%      (0.74)%       (0.83)%       (1.08)%
====================================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
+    Ratios with no reduction for fees paid indirectly.
(a) The amount shown for a share outstanding does not correspond with the aggregate gain on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.
**   Annualized.


The accompanying notes are an integral part of these financial statements.


30    Pioneer Oak Ridge Large Cap Growth Fund | Semiannual Report | 5/31/10

----------------------------------------------------------------------------------------------------------
                                                                                Six Months
                                                                                Ended
                                                                                5/31/10       Year Ended
                                                                                (unaudited)   11/30/09
----------------------------------------------------------------------------------------------------------
Class R
Net asset value, beginning of period                                            $10.69        $ 8.17
----------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment loss                                                            $(0.02)       $(0.01)(a)
 Net realized and unrealized gain (loss) on investments                          (0.14)         2.53
----------------------------------------------------------------------------------------------------------
  Net increase (decrease) from investment operations                            $(0.16)       $ 2.52
Distributions to shareowners:
 Net investment income                                                           (0.00)(b)        --
 Net realized gain                                                                  --            --
----------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                                      $(0.16)       $ 2.52
----------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                  $10.53        $10.69
==========================================================================================================
Total return*                                                                    (1.49)%       30.84%
Ratio of net expenses to average net assets+                                      1.45%**       1.45%
Ratio of net investment loss to average net assets+                              (0.31)%**     (0.09)%
Portfolio turnover rate                                                             29%**         15%
Net assets, end of period (in thousands)                                        $2,215        $2,400
Ratios with no waiver of fees and assumption of expenses by the Adviser and no reduction for fees paid indirectly:
 Net expenses                                                                     1.64%**       1.82%
 Net investment loss                                                             (0.50)%**     (0.46)%
Ratios with waiver of fees and assumption of expenses by the Adviser and reduction for fees paid indirectly:
 Net expenses                                                                     1.45%**       1.45%
 Net investment loss                                                             (0.31)%**     (0.09)%
==========================================================================================================


------------------------------------------------------------------------------------------------------------------------------------
                                                                               Year Ended   Year Ended   Year Ended    Year Ended
                                                                               11/30/08     11/30/07     11/30/06      11/30/05
------------------------------------------------------------------------------------------------------------------------------------
Class R
Net asset value, beginning of period                                           $ 13.46      $13.41       $13.17        $ 12.32
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment loss                                                           $ (0.03)     $(0.03)      $(0.03)       $ (0.04)
 Net realized and unrealized gain (loss) on investments                          (5.22)       1.08         0.34           1.28
------------------------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) from investment operations                           $ (5.25)     $ 1.05       $ 0.31        $  1.24
Distributions to shareowners:
 Net investment income                                                              --          --           --             --
 Net realized gain                                                               (0.04)      (1.00)       (0.07)         (0.39)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                                     $ (5.29)     $ 0.05       $ 0.24        $  0.85
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                 $  8.17      $13.46       $13.41        $ 13.17
====================================================================================================================================
Total return*                                                                   (39.03)%      8.07%        2.34%         10.08%
Ratio of net expenses to average net assets+                                      1.45%       1.46%        1.45%          1.55%
Ratio of net investment loss to average net assets+                              (0.20)%     (0.21)%      (0.27)%        (0.51)%
Portfolio turnover rate                                                             31%         43%          41%           140%
Net assets, end of period (in thousands)                                       $ 1,002      $2,270       $1,920        $   951
Ratios with no waiver of fees and assumption of expenses by the Adviser and no reduction for fees paid indirectly:
 Net expenses                                                                     1.80%       1.56%        1.61%          1.66%
 Net investment loss                                                             (0.54)%     (0.31)%      (0.43)%        (0.62)%
Ratios with waiver of fees and assumption of expenses by the Adviser and reduction for fees paid indirectly:
 Net expenses                                                                     1.45%       1.45%        1.45%          1.55%
 Net investment loss                                                             (0.20)%     (0.21)%      (0.27)%        (0.51)%
====================================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
+    Ratios with no reduction for fees paid indirectly.
**   Annualized.
(a) The amount shown for a share outstanding does not correspond with the aggregate gain on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.
(b)  Amount rounds to less than $0.01 or $(0.01) per share.


The accompanying notes are an integral part of these financial statements.


    Pioneer Oak Ridge Large Cap Growth Fund | Semiannual Report | 5/31/10     31

-------------------------------------------------------------------------------------------------------------------
                                                                             Six Months
                                                                             Ended
                                                                             5/31/10        Year Ended   Year Ended
                                                                             (unaudited)    11/30/09     11/30/08
-------------------------------------------------------------------------------------------------------------------
Class Y
Net asset value, beginning of period                                          $ 11.12       $  8.50      $  13.96
-------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment income                                                        $  0.01       $  0.05      $   0.07
 Net realized and unrealized gain (loss) on investments                          (0.15)        2.61         (5.44)
-------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) from investment operations                          $  (0.14)     $  2.66      $  (5.37)
Distributions to shareowners:
 Net investment income                                                        $  (0.03)     $ (0.04)     $  (0.05)
 Net realized gain                                                                  --           --         (0.04)
-------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                                    $  (0.17)     $  2.62      $  (5.46)
-------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                $ 10.95       $ 11.12      $   8.50
===================================================================================================================
Total return*                                                                    (1.28)%      31.41%       (38.65)%
Ratio of net expenses to average net assets+                                      0.92%**      0.98%         0.90%
Ratio of net investment income to average net assets+                             0.21%**      0.45%         0.36%
Portfolio turnover rate                                                             29%**        15%           31%
Net assets, end of period (in thousands)                                      $46,568       $59,976      $105,183
Ratios with no waiver of fees and assumption of expenses by the Adviser and no reduction for fees paid indirectly:
 Net expenses                                                                     0.92%**      0.98%         0.90%
 Net investment income                                                            0.21%**      0.45%         0.36%
Ratios with waiver of fees and assumption of expenses by the Adviser and reduction for fees paid indirectly:
 Net expenses                                                                     0.92%**      0.98%         0.90%
 Net investment income                                                            0.21%**      0.45%         0.36%
===================================================================================================================


-----------------------------------------------------------------------------------------------------------------------
                                                                               Year Ended    Year Ended     Year Ended
                                                                               11/30/07      11/30/06       11/30/05
-----------------------------------------------------------------------------------------------------------------------
Class Y
Net asset value, beginning of period                                           $  13.82      $  13.48       $  12.53
-----------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment income                                                         $   0.07      $   0.05           0.00(a)
 Net realized and unrealized gain (loss) on investments                            1.09          0.36           1.34
-----------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) from investment operations                           $   1.16      $   0.41       $   1.34
Distributions to shareowners:
 Net investment income                                                         $  (0.02)     $     --
 Net realized gain                                                                (1.00)        (0.07)         (0.39)
-----------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                                     $   0.14      $   0.34       $   0.95
-----------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                 $  13.96      $  13.82       $  13.48
=======================================================================================================================
Total return*                                                                      8.67%         3.03%         10.71%
Ratio of net expenses to average net assets+                                       0.86%         0.80%          0.89%
Ratio of net investment income to average net assets+                              0.40%         0.36%          0.14%
Portfolio turnover rate                                                              43%           41%           140%
Net assets, end of period (in thousands)                                       $454,085      $593,667       $516,919
Ratios with no waiver of fees and assumption of expenses by the Adviser and no reduction for fees paid indirectly:
 Net expenses                                                                      0.86%         0.80%          0.89%
 Net investment income                                                             0.40%         0.36%          0.14%
Ratios with waiver of fees and assumption of expenses by the Adviser and reduction for fees paid indirectly:
 Net expenses                                                                      0.86%         0.80%          0.89%
 Net investment income                                                             0.40%         0.36%          0.14%
=======================================================================================================================

(a)  Amount rounds to less than $0.01 or $(0.01) per share.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
+    Ratios with no reduction for fees paid indirectly.
**   Annualized.


The accompanying notes are an integral part of these financial statements.


32    Pioneer Oak Ridge Large Cap Growth Fund | Semiannual Report | 5/31/10

Notes to Financial Statements | 5/31/10 (unaudited)

1.   Organization and Significant Accounting Policies

Pioneer Oak Ridge Large Cap Growth Fund (the Fund) is one of five portfolios comprising Pioneer Series Trust I, a Delaware statutory trust registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to seek capital appreciation by investing in a diversified portfolio of securities consisting primarily of common stocks.

The Fund offers four classes of shares designated as Class A, Class C, Class R, and Class Y shares. Effective as of the close of business on December 31, 2009, Class B shares are no longer offered to new or existing shareholders, except that dividends and/or capital gain distributions may continue to be reinvested in Class B shares, and shareholders may exchange their Class B shares for Class B shares of other Pioneer funds, as permitted by existing exchange privileges. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Fund gives the Board the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per-share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class Y shares. Class B shares convert to Class A shares approximately eight years after the date of purchase.

The Fund invests in a limited number of securities, and, as a result, the Fund's performance may be more volatile than the performance of other funds holding more securities. At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Fund's prospectus contains unaudited information regarding the Fund's principal risks. Please refer to that document when considering the Fund's principal risks.


    Pioneer Oak Ridge Large Cap Growth Fund | Semiannual Report | 5/31/10     33

The Fund's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gains and losses on investments during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements, which are consistent with those policies generally accepted in the investment company industry:

A.   Security Valuation

     Security transactions are recorded as of trade date. The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange
     (NYSE) is open, as of the close of regular trading on the NYSE. In computing the net asset value, securities that have traded on an exchange are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued at the mean between the last bid and asked prices. Securities for which market prices and/or quotations are not readily available or are considered to be unreliable are valued using fair value methods pursuant to procedures adopted by the Board of Trustees.

     Trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times.

     The Fund may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund's net asset value. Thus, the valuation of the Fund's securities may differ from exchange prices. At May 31, 2010, there were no securities that were valued using fair value methods (other than securities that were valued using prices supplied by independent pricing services). Short-term fixed income securities with remaining maturities of sixty days or less generally are valued at amortized cost. Money market mutual funds are valued at net asset value.

     Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates.


34    Pioneer Oak Ridge Large Cap Growth Fund | Semiannual Report | 5/31/10

     Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

B.   Federal Income Taxes

     It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required. Tax years for the prior three fiscal years remain subject to examination by tax authorities.

     The amounts and characterizations of distributions to shareowners for financial reporting purposes are determined in accordance with federal income tax rules. Therefore, the sources of the Fund's distributions may be shown in the accompanying financial statements as from or in excess of net investment income or as from net realized gain on investment transactions, or as from paid-in capital, depending on the type of book/tax differences that may exist.

     The tax character of current year distributions paid will be determined at the end of the current taxable year. The tax character of distributions paid during the year ended November 30, 2009 was as follows:

     ---------------------------------------------------------------------------
                                                                           2009
     ---------------------------------------------------------------------------
     Distributions paid from:
     Ordinary income                                                    $777,963
     Long-term capital gain                                                   --
     ---------------------------------------------------------------------------
       Total                                                            $777,963
     ===========================================================================

  The following shows the components of distributable earnings on a federal income tax basis at November 30, 2009:

     ---------------------------------------------------------------------------
                                                                         2009
     ---------------------------------------------------------------------------
     Distributable Earnings:
     Undistributed ordinary income                              $      205,206
     Capital loss carryforward                                    (140,299,361)
     Unrealized appreciation                                        20,470,900
     ---------------------------------------------------------------------------
        Total                                                   $ (119,623,255)
     ===========================================================================

     The difference between book-basis and tax-basis unrealized appreciation is attributable to the tax deferral of losses on wash sales.

C.   Fund Shares

     The Fund records sales and repurchases of its shares as of trade date. Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and a wholly owned indirect subsidiary of UniCredit S.p.A.


    Pioneer Oak Ridge Large Cap Growth Fund | Semiannual Report | 5/31/10     35

     (UniCredit), earned approximately $7,451 in underwriting commissions on the sale of Class A shares during the six months ended May 31, 2010.

D.   Class Allocations

     Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day. During the fiscal year, the Fund recognized gains of $421,202 in settlement of class action lawsuits from several different companies, as reflected on the statement of operations.

     Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class B, Class C, and Class R shares of the Fund, respectively (see Note 4). Class Y shares do not pay distribution fees. Shareowners of each class participate in all expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services, which are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3).

     Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class A, Class B, Class C, Class R and Class Y shares can reflect different transfer agent and distribution expense rates.

E.   Securities Lending

     The Fund lends securities in its portfolio to certain broker-dealers or other institutional investors. When entering into a securities loan transaction, the Fund typically receives cash collateral from the borrower equal to at least the fair value of the securities loaned, which is invested in temporary investments. Credit Suisse AG, New York Branch, as the Fund's securities lending agent, manages the Fund's securities lending collateral. The income earned on the investment of collateral is shared with the borrower and the lending agent in payment of any rebate due to the borrower with respect to the securities loan, and in compensation for the lending agent's services to the Fund. The Fund also continues to receive payments in lieu of dividends or interest on the securities loaned. Gain or loss on the value of the loaned securities that may occur during the term of the loan will be for the account of the Fund. The amount of the collateral is required to be adjusted daily to reflect any price fluctuation in the fair value of the loaned securities. If the required market value of the collateral is less than the fair value of the loaned securities, the borrower is required to deliver additional collateral for the account of the Fund prior to the close of business on that day. The Fund has the right, under the lending agreement, to terminate the loan and recover the


36    Pioneer Oak Ridge Large Cap Growth Fund | Semiannual Report | 5/31/10
     securities from the borrower with prior notice. The Fund is required to return the cash collateral to the borrower and could suffer a loss if the value of the collateral, as invested, has declined.

F.   Repurchase Agreements

     With respect to repurchase agreements entered into by the Fund, the value of the underlying securities (collateral), including accrued interest, is required to be equal to or in excess of the repurchase price. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Fund's custodian or a subcustodian of the Fund. The Fund's investment adviser, Pioneer Investment Management, Inc.
     (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

2.   Management Agreement

PIM, a wholly owned indirect subsidiary of UniCredit, manages the Fund's portfolio. Management fees are calculated daily at the annual rate of 0.75% of the Fund's average daily net assets up to $1 billion and 0.70% of the excess over $1 billion. For the six months ended May 31, 2010, the effective management fee (excluding waivers and/or assumption of expenses) was equivalent to 0.75% of the Fund's average net assets.

PIM, and not the Fund, pays a portion of the fee it receives from the Fund to Oak Ridge Investments, LLC (Oak Ridge) as compensation for Oak Ridge's subadvisory services to the Fund.

On January 7, 2005, Pioneer Investment Management USA Inc. ("PIMUSA") acquired a 49% ownership interest in Oak Ridge from the existing shareholders of Oak Ridge. As part of the acquisition, PIMUSA also obtained the right to purchase from the existing shareholders of Oak Ridge (i) an additional 11% ownership interest in Oak Ridge two years from the date on which the acquisition was consummated, and (ii) the remaining ownership interest twelve years from the date on which the acquisition was consummated. Consequently, the acquisition provides PIMUSA the ability to own 100% of Oak Ridge over time. PIMUSA is the direct parent of PIM.

PIM has contractually agreed to limit ordinary operating expenses of the Fund to the extent required to reduce Fund expenses to 1.20%, 2.10%, 2.10% and 1.45% of the average daily net assets attributable to Class A, Class B, Class C and Class R shares, respectively. These expense limitations are in effect through April 1, 2012 for Class A shares and April 1, 2011 for Class B, Class C and Class R shares. There can be no assurance that PIM will extend the expense limitation agreement for a class of shares beyond the dates referred to above.


    Pioneer Oak Ridge Large Cap Growth Fund | Semiannual Report | 5/31/10     37

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $14,399 in management fees, administrative costs and certain other reimbursements payable to PIM at May 31, 2010.

3.   Transfer Agent

PIMSS, a wholly owned indirect subsidiary of UniCredit, provides substantially all transfer agent and shareowner services to the Fund at negotiated rates.

In addition, the Fund reimburses PIMSS for out-of-pocket expenses incurred by PIMSS related to shareholder communications activities, such as proxy and statement mailings, outgoing phone calls and omnibus relationship contracts. For the six months ended May 31, 2010, such out-of-pocket expenses by class of shares were as follows:

--------------------------------------------------------------------------------
Shareholder Communications:
--------------------------------------------------------------------------------
Class A                                                                 $37,564
Class B                                                                   4,913
Class C                                                                  13,787
Class R                                                                   2,130
Class Y                                                                     741
--------------------------------------------------------------------------------
   Total                                                                $59,135
================================================================================

Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $37,344 in transfer agent fees and out-of-pocket reimbursements payable to PIMSS at May 31, 2010.

4.   Distribution and Service Plans

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A, Class B, Class C and Class R shares. Pursuant to the Plan, the Fund pays PFD 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays PFD 1.00% of the average daily net assets attributable to Class B and Class C shares. The fee for Class B and Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class B and Class C shares. Pursuant to the Plan, the Fund further pays PFD 0.50% of the average daily net assets attributable to Class R shares for distribution services. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $6,277 in distribution fees payable to PFD at May 31, 2010.


38    Pioneer Oak Ridge Large Cap Growth Fund | Semiannual Report | 5/31/10

The Fund also has adopted a separate service plan for Class R shares (Service
Plan). The Service Plan authorizes the Fund to pay securities dealers, plan administrators or other service organizations that agree to provide certain services to retirement plans or plan participants holding shares of the Fund a service fee of up to 0.25% of the Fund's average daily net assets attributable to Class R shares held by such plans in reimbursement for actual expenditures.

In addition, redemptions of each class of shares (except Class R and Class Y shares) may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 18 months of purchase (within 12 months for purchases made on or after April 1, 2009). Class B shares that are redeemed within five years of purchase are subject to a CDSC at declining rates beginning at 4.00%, based on the lower of cost or market value of shares being redeemed. Redemptions of Class C shares within one year of purchase are subject to a CDSC of 1.00%, based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class R or Class Y shares. Proceeds from the CDSCs are paid to PFD. For the six months ended May 31, 2010, CDSCs in the amount of $10,372 were paid to PFD.

5.   Expense Offset Arrangements

The Fund has entered into certain expense offset arrangements with PIMSS resulting in a reduction in the Fund's total expenses due to interest earned on cash held by PIMSS. For the six months ended May 31, 2010, the Fund's expenses were not reduced under such arrangements.

6.   Line of Credit Facility

The Fund, along with certain other funds in the Pioneer Family of Funds (the Funds), participates in a $165 million committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of the amount available under the facility or the limits set for borrowing by the Fund's prospectus and the 1940 Act. Interest on borrowings is payable at the higher of the London Interbank Offered Rate (LIBOR) on the borrowing date plus 1.25% on an annualized basis or the Federal Funds Rate on the borrowing date plus 1.25% on an annualized basis. The Funds pay an annual commitment fee for this facility. The commitment fee is allocated among participating Funds based on an allocation schedule set forth in the credit agreement. For the six months ended May 31, 2010, the Fund had no borrowings under this agreement.


    Pioneer Oak Ridge Large Cap Growth Fund | Semiannual Report | 5/31/10     39

7.   Subsequent Events

In preparing these financial statements, PIM has evaluated the impact of all events and transactions for potential recognition or disclosure and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.


40    Pioneer Oak Ridge Large Cap Growth Fund | Semiannual Report | 5/31/10

Trustees, Officers and Service Providers

Trustees
John F. Cogan, Jr., Chairman    Officers
David R. Bock                   John F. Cogan, Jr., President
Mary K. Bush                    Daniel K. Kingsbury, Executive  Vice President
Benjamin M. Friedman            Mark E. Bradley, Treasurer
Margaret B.W. Graham
Daniel K. Kingsbury
Thomas J. Perna
Marguerite A. Piret

Investment Adviser and Administrator
Pioneer Investment Management, Inc.

Custodian
Brown Brothers Harriman & Co.

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Bingham McCutchen LLP

Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at http://www.sec.gov.


    Pioneer Oak Ridge Large Cap Growth Fund | Semiannual Report | 5/31/10     41

                           This page for your notes.






















42    Pioneer Oak Ridge Large Cap Growth Fund | Semiannual Report | 5/31/10

                           This page for your notes.























    Pioneer Oak Ridge Large Cap Growth Fund | Semiannual Report | 5/31/10     43

                           This page for your notes.























44    Pioneer Oak Ridge Large Cap Growth Fund | Semiannual Report | 5/31/10

How to Contact Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:
--------------------------------------------------------------------------------
Account Information, including existing accounts,

new accounts, prospectuses, applications
and service forms                                               1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                            1-800-225-4321

Retirement plans information                                    1-800-622-0176

Write to us:
--------------------------------------------------------------------------------
PIMSS, Inc.

P.O. Box 55014
Boston, Massachusetts 02205-5014

Our toll-free fax                                               1-800-225-4240

Our internet e-mail address                 ask.pioneer@pioneerinvestments.com
(for general questions about Pioneer only)

Visit our web site: www.pioneerinvestments.com

This report must be preceded or accompanied by a prospectus.

The Fund files a complete schedule of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.


--------------------------------------------------------------------------------













Pioneer Oak Ridge
Small Cap Growth Fund
--------------------------------------------------------------------------------
Semiannual Report | May 31, 2010
--------------------------------------------------------------------------------





Ticker Symbols:
Class A   ORIGX
Class B   ORIBX
Class C   ORICX
Class Y   ORIYX

[Logo]PIONEER
      Investments(R)
                        visit us: pioneerinvestments.com

Table of Contents

Letter to Shareowners                                                    2

Portfolio Management Discussion                                          4

Portfolio Summary                                                        8

Prices and Distributions                                                 9

Performance Update                                                      10

Comparing Ongoing Fund Expenses                                         15

Schedule of Investments                                                 17

Financial Statements                                                    24

Notes to Financial Statements                                           32

Trustees, Officers and Service Providers                                40


     Pioneer Oak Ridge Small Cap Growth Fund | Semiannual Report | 5/31/10     1

President's Letter

Dear Shareowner,

Stock and bond markets around the globe have begun to recover over the past year from one of their most tumultuous periods in history. This is a welcome relief, and we are generally optimistic about the prospects for the economy going forward. Still, challenges remain. Unemployment is high; consumer demand and loan growth are weak; and housing has not returned to normal.

At Pioneer, we have long advocated the benefits of investing for the long term. This strategy has generally performed well for many investors. Those who remained invested in the market during the downturn have most likely seen their portfolios start to recover over the past year, as the Dow Jones Industrial Average climbed back from the depressed levels we saw in early 2009. Many bond investors have similarly seen a strong rebound, with a broad-based recovery occurring across many different fixed-income asset classes. The riskiest asset classes, such as high-yield bonds, outperformed other fixed-income asset classes during most of 2009.

At Pioneer, we are not changing the approach to investing that we have used for more than 80 years. We remain focused on company fundamentals and risk management. Our investment process is based on careful research into individual companies, quantitative analysis, and active portfolio management. This three-pillared process, which we apply to each of our portfolios, is supported by an integrated team approach and is designed to carefully balance risk and reward. While we see potential opportunities for making money in many corners of the markets around the globe, it takes research and experience to separate solid investment opportunities from speculation.

Following this difficult period, many investors are rethinking their approach to investing and risk management. Some are questioning whether the basic investment principles they were taught in the past are still useful in today's markets. Complicating matters is that financial markets remain unpredictable. Our advice, as always, is to work closely with a trusted financial advisor to discuss your goals and work together to develop an investment strategy that meets your individual needs. There is no single best strategy that works for every investor.


2    Pioneer Oak Ridge Small Cap Growth Fund | Semiannual Report | 5/31/10

We invite you to learn more about Pioneer and our time-tested approach to investing by consulting with your financial advisor or visiting us online at www.pioneerinvestments.com. We greatly appreciate your trust in us and we thank you for investing with Pioneer.

Sincerely,

/s/ Daniel K. Kingsbury

Daniel K. Kingsbury
President and CEO
Pioneer Investment Management USA Inc.


Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of Fund management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.


     Pioneer Oak Ridge Small Cap Growth Fund | Semiannual Report | 5/31/10     3

Portfolio Management Discussion | 5/31/10

In the following interview, David M. Klaskin, Chairman, Chief Executive Officer and Chief Investment Officer of Oak Ridge Investments, LLC, and Pioneer Oak Ridge Small Cap Growth Fund's lead portfolio manager, discusses the factors that influenced the Fund's performance during the six-month period ended May 31, 2010.

Q    How did the Fund perform during the six months ended May 31, 2010?

A Pioneer Oak Ridge Small Cap Growth Fund's Class A shares returned 12.17% at net asset value during the six months ended May 31, 2010, compared with returns of 13.68% and 14.84%, respectively, for the Fund's benchmarks, the Russell 2000 Growth Index and the Russell 2000 Index. Over the same period, the average return of the 543 funds in Lipper's Small Cap Growth category was 12.39%.

Q How would you characterize the performance of U.S. small-cap stocks during the six months ended May 31, 2010?

A Small-cap stocks performed exceptionally well during the past six months. Historically, smaller stocks tend to outperform when the economy is emerging from a recession, and the six-month period ended May 31, 2010, proved to be no exception: while the Russell 2000 Growth Index gained 13.68% over the six months, the Russell 1000 Growth Index -- a measure of large-cap equity performance -- returned just 0.76%. Small-cap stocks were supported by an environment characterized by an improving growth outlook, strengthening corporate earnings, and a hearty appetite for risk among investors. While the period closed on a down note due to concerns about the debt problems in Europe, small-caps -- which generally are more insulated than larger companies from the direct impact of problems overseas -- finished with a double-digit gain.

Q How did the investment environment for small-cap stocks affect the Fund over the six months ended May 31, 2010?

A We are pleased that the Fund produced a robust absolute return over the six-month period and continued to build on its track record of solid performance. Additionally, we are encouraged that the Fund's performance stayed within range of the benchmarks' returns despite our conservative posture for the Fund's portfolio during the period.

     Nevertheless, the Fund underperformed its benchmarks during the period due largely to the continued strength in the lowest-quality stocks in the market. While small-caps generally performed well across all segments of the asset class, the best performance was concentrated in companies with


4 Pioneer Oak Ridge Small Cap Growth Fund | Semiannual Report | 5/31/10 weak earnings and high valuations. Given our emphasis on higher-quality stocks with strong earnings prospects, the Fund was not positioned to take full advantage of the speculative market environment. It is important to keep in mind, however, that the intervals of outperformance for lower-quality stocks have generally been short-lived. Over time, investors have tended to be rewarded by a focus on stocks with attractive growth characteristics and reasonable valuations, and we believe that trend will resurface going forward.

Q What specific elements of the Fund's positioning helped performance over the six months ended May 31, 2010?

A Health Care was the Fund's strongest sector during the past six months. A notable outperformer was NuVasive, which gained ground after Aetna and United Healthcare revised their policies to cover NuVasive's minimally disruptive spinal surgery procedure. That change removed a major overhang on the company's shares, putting their valuation in line with similar high-growth stories in the sector. ResMed, a manufacturer of devices to treat sleep apnea, also performed very well. We believe new product launches, particularly the introduction of the Mirage SoftGel and Swift FX masks, should drive the company's market share gains in the 2010 and 2011 fiscal years. We are pleased that the Fund outperformed in Health Care even though many of the sector's top performers were the type of speculative biotechnology companies not held in the Fund's portfolio.

     In the Materials sector, a strong contribution to the Fund's performance came from Airgas, a stock the Fund owned for seven years. The company received a buyout offer from Air Products at a 38% premium to its market price. While we do not invest the Fund based on searching for buyout candidates, we believe our investment style naturally leads us to the kinds of companies that receive takeover offers. We foresee a potential increase in takeover activity in the year ahead, as large companies look to compensate for weak economic conditions by "buying" growth.

     Holdings in Consumer Staples were another source of outperformance for the Fund during the six-month period. Chattem, a maker of consumer products such as dandruff shampoo, sunscreen, and the Icy Hot line, was purchased by the European drug company Sanofi-Aventis. The stock rose by about 40% on the news, and we have since sold the holding from the Fund. Elsewhere, the Fund benefited from a solid gain in Portfolio Recovery Associates. The company purchases bad consumer debt at a discount and seeks to recoup as much of the loan portfolio as possible. Now that the economy is coming back, people are making an effort to pay back more of the debt they accumulated in the downturn, which should be a positive for Portfolio Recovery's bottom line.


     Pioneer Oak Ridge Small Cap Growth Fund | Semiannual Report | 5/31/10     5

Q    Where did the Fund underperform during the six months ended May 31, 2010?

A An area of weakness was the Energy sector, where the Fund had consistently outperformed the market since 2003. Energy has been a sector in which we have emphasized true growth companies with exceptional, mostly natural gas properties. Natural gas stocks underperformed during the past six months due to the precipitous fall in the price of the commodity, but we remain positive about the Fund's holdings and look for improved results as natural gas prices stabilize.

     The Fund's underweight in Consumer Discretionary stocks, along with its bias against the most economically sensitive companies in the sector, detracted from returns. However, the Fund generated a strong gain through a position in the apparel maker True Religion, which returned 64%. The company continues to build out retail stores, generate positive sales comparisons, and grow internationally. While there could be added expense from these initiatives in 2010, we feel these investments should lay the foundation for years of solid growth.

Q What are some notable changes you made to the Fund's portfolio over the six months ended May 31, 2010?

A We have been maintaining a steady approach, focusing on quality and holding on to Fund positions in our favored companies, as long as the investment thesis remains intact. In addition to selling positions in the two companies that were taken over, we took profits in Orbital Sciences, which rose by 49% during the period after performing poorly in 2009. In addition, we made efforts to clean up some of the Fund's underperformers and deploy cash into new opportunities.

     One such opportunity was Wabco Holdings, a leading provider of products and technologies that make autos and commercial vehicles safer. Demand for safety products and technologies is being driven by both government regulations and consumer demand. At the same time, the company is cutting expenses, which means it is leveraged to the improving market for truck parts. Additionally, the company is taking advantage of significant growth opportunities in emerging markets such as Brazil, China, India, and Eastern Europe. We also established a Fund position in Kennametal, a maker of machine tools that stands to benefit from increased economic activity. The company has cut costs significantly, meaning that any increase in top-line revenue should flow directly to its bottom-line earnings results.

Q    Do you have any closing thoughts for investors?

A Throughout most of 2009 and the first few months of this year, investors gravitated to the most cyclical stocks in the market. While cyclicals were the clear beneficiaries of the strengthening economy, they also could be most


6 Pioneer Oak Ridge Small Cap Growth Fund | Semiannual Report | 5/31/10 vulnerable to disappointment given that their stock prices now appear to reflect the improving outlook. Conversely, many classic growth companies with compelling earnings outlooks and attractive valuations have lagged the broader market. We believe this sets the stage for a more constructive environment for quality-oriented growth managers. As investors become more selective, which often occurs following the initial stage of a market rally, we believe higher-quality companies with strong balance sheets and the ability to gain market share from weaker competitors are poised to outperform. Accordingly, our research efforts remain focused on selecting such companies for the Fund. We believe this approach will continue to hold the Fund in good stead over the long term.

Please refer to the Schedule of Investments on pages 17-23 for a full listing of Fund securities.

Small companies may offer the potential for higher returns, but are also subject to greater short-term price fluctuations than larger, more established companies. At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of Fund management as of the date of this report. These statements should not be relied upon for any other purposes.


     Pioneer Oak Ridge Small Cap Growth Fund | Semiannual Report | 5/31/10     7

Portfolio Summary | 5/31/10

Portfolio Diversification
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[THE FOLLOWING DATA WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

U.S. Common Stocks                                                      79.1%
Temporary Cash Investments                                              20.9%

Sector Distribution
--------------------------------------------------------------------------------
(As a percentage of equity holdings)

[THE FOLLOWING DATA WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

Health Care                                                             27.2%
Information Technology                                                  22.9%
Industrials                                                             19.3%
Consumer Discretionary                                                  15.9%
Financials                                                               7.1%
Energy                                                                   4.9%
Consumer Staples                                                         2.7%

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of total equity holdings)*

    1.    Ansys, Inc.                                                   4.56%
    2.    WMS Industries, Inc.                                          3.28
    3.    Informatica Corp.                                             3.10
    4.    True Religion Apparel, Inc.                                   2.97
    5.    ResMed, Inc.                                                  2.87
    6.    Wolverine World Wide, Inc.                                    2.79
    7.    Catalyst Health Solutions, Inc.                               2.78
    8.    Hittite Microwave Corp.                                       2.59
    9.    Portfolio Recovery Associates, Inc.                           2.54
   10.    Waste Connections, Inc.                                       2.37

* This list excludes temporary cash and derivative instruments. The portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.


8    Pioneer Oak Ridge Small Cap Growth Fund | Semiannual Report | 5/31/10

Prices and Distributions | 5/31/10

Net Asset Value per Share
--------------------------------------------------------------------------------

--------------------------------------------
     Class         5/31/10          11/30/09
--------------------------------------------
       A           $ 23.51           $ 20.96
--------------------------------------------
       B           $ 22.13           $ 19.83
--------------------------------------------
       C           $ 20.68           $ 18.52
--------------------------------------------

--------------------------------------------
     Class         5/31/10          12/29/09
--------------------------------------------
       Y           $ 23.54           $ 22.77
--------------------------------------------

Distributions per Share: 12/1/09-5/31/10
--------------------------------------------------------------------------------

---------------------------------------------------------------------
                  Net Investment        Short-Term        Long-Term
    Class            Income           Capital Gains     Capital Gains
---------------------------------------------------------------------
      A               $ --                $ --              $ --
---------------------------------------------------------------------
      B               $ --                $ --              $ --
---------------------------------------------------------------------
      C               $ --                $ --              $ --
---------------------------------------------------------------------
      Y*              $ --                $ --              $ --
---------------------------------------------------------------------

* 12/29/09-5/31/10 for Class Y shares.


Index Definitions
--------------------------------------------------------------------------------
The Russell 2000 Growth Index measures the performance of small-cap U.S. growth stocks. The Russell 2000 Index measures the performance of the small-cap segment of the U.S. equity universe. Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in an index.

The index defined here pertains to the "Value of $10,000 Investment" charts on pages 10-14.


     Pioneer Oak Ridge Small Cap Growth Fund | Semiannual Report | 5/31/10     9

Performance Update | 5/31/10                                  Class A Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Oak Ridge Small Cap Growth Fund at public offering price, compared to that of the Russell 2000 Growth Index and the Russell 2000 Index.


Average Annual Total Returns
(As of May 31, 2010)
--------------------------------------------------------------------
                                       Net Asset     Public Offering
Period                                 Value (NAV)   Price (POP)
--------------------------------------------------------------------
10 Years                                  5.10%           4.48%
5 Years                                   3.42            2.20
1 Year                                   26.74           19.46
--------------------------------------------------------------------
Expense Ratio
(Per prospectus dated April 1, 2010)
--------------------------------------------------------------------
                                          Gross           Net
--------------------------------------------------------------------
                                          1.60%           1.40%
--------------------------------------------------------------------

[THE FOLLOWING DATA IS REPRESENTED BY A MOUNTAIN CHART IN THE PRINTED MATERIAL.]

Value of $10,000 Investment

            Pioneer Oak
               Ridge
             Small Cap           Russell 2000          Russell 2000
            Growth Fund          Growth Index             Index
5/00           9,425                10,000               10,000
              10,372                10,569                8,427
5/02           9,694                10,516                7,093
               8,981                 9,655                6,413
5/04          11,238                12,580                8,322
              13,102                13,815                8,686
5/06          14,734                16,335               10,269
              16,846                19,426               12,074
5/08          16,742                17,380               11,382
              12,229                11,854                7,792
5/10          15,499                15,841               10,172


Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Effective February 17, 2004, the maximum sales charge for Class A shares is 5.75%. NAV results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. POP returns reflect deduction of maximum 5.75% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects contractual expense limitations currently in effect through April 1, 2012, for Class A shares. There can be no assurance that Pioneer will extend the expense limitations beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

The performance shown for Class A shares of the Fund for periods prior to February 13, 2004, is based on the performance of the predecessor Oak Ridge Small Cap Equity Fund's Class A shares, which has been restated to reflect differences in any applicable sales charges and Rule 12b-1 fees payable on Class A shares (but not other differences in expenses). This adjustment has the effect of reducing the previously reported performance of Oak Ridge Small Cap Equity Fund. Pioneer Oak Ridge Small Cap Growth Fund was created through the reorganization of the predecessor Oak Ridge Funds, Inc., on February 13, 2004.


10    Pioneer Oak Ridge Small Cap Growth Fund | Semiannual Report | 5/31/10

Performance Update | 5/31/10                                  Class B Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Oak Ridge Small Cap Growth Fund, compared to that of the Russell 2000 Growth Index and the Russell 2000 Index.


Average Annual Total Returns
(As of May 31, 2010)
------------------------------------------------------------------
                                         If             If
Period                                   Held           Redeemed
------------------------------------------------------------------
10 Years                                  4.23%           4.23%
5 Years                                   2.48            2.48
1 Year                                   25.60           21.60
------------------------------------------------------------------
Expense Ratio
(Per prospectus dated April 1, 2010)
------------------------------------------------------------------
                                         Gross            Net
------------------------------------------------------------------
                                          2.60%           2.30%
------------------------------------------------------------------

[THE FOLLOWING DATA IS REPRESENTED BY A MOUNTAIN CHART IN THE PRINTED MATERIAL.]

Value of $10,000 Investment

            Pioneer Oak
               Ridge
             Small Cap           Russell 2000          Russell 2000
            Growth Fund          Growth Index             Index

5/00          10,000                10,000               10,000
              10,923                10,569                8,427
5/02          10,133                10,516                7,093
               9,319                 9,655                6,413
5/04          11,581                12,580                8,322
              13,393                13,815                8,686
5/06          14,924                16,335               10,269
              16,901                19,426               12,074
5/08          16,647                17,380               11,382
              12,050                11,854                7,792
5/10          15,135                15,841               10,172


Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

"If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. "If Redeemed" returns reflect the deduction of applicable contingent deferred sales charge
(CSDC). Effective December 1, 2004, the period during which a CDSC is applied to withdrawals was shortened to 5 years. The maximum CDSC for Class B shares continues to be 4%. For more complete information, please see the prospectus.
Note: Shares purchased prior to December 1, 2004, remain subject to the CDSC in effect at the time you purchased those shares. For performance information for shares purchased prior to December 1, 2004, please visit www.pioneerinvestments.com.

All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects contractual expense limitations currently in effect through April 1, 2011, for Class B shares. There can be no assurance that Pioneer will extend the expense limitations beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.


    Pioneer Oak Ridge Small Cap Growth Fund | Semiannual Report | 5/31/10     11

The performance shown for Class B shares of the Fund for periods prior to February 13, 2004, is based on the performance of the predecessor Oak Ridge Small Cap Equity Fund's Class A shares, which has been restated to reflect differences in any applicable sales charges and Rule 12b-1 fees payable on Class B shares (but not other differences in expenses). This adjustment has the effect of reducing the previously reported performance of Oak Ridge Small Cap Equity Fund. Pioneer Oak Ridge Small Cap Growth Fund was created through the reorganization of the predecessor Oak Ridge Funds, Inc., on February 13, 2004.


12    Pioneer Oak Ridge Small Cap Growth Fund | Semiannual Report | 5/31/10

Performance Update | 5/31/10                                  Class C Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Oak Ridge Small Cap Growth Fund, compared to that of the Russell 2000 Growth Index and the Russell 2000 Index.


Average Annual Total Returns
(As of May 31, 2010)
------------------------------------------------------------------
                                         If             If
Period                                   Held           Redeemed
------------------------------------------------------------------
10 Years                                  4.26%           4.26%
5 Years                                   2.55            2.55
1 Year                                   25.64           25.64
------------------------------------------------------------------
Expense Ratio
(Per prospectus dated April 1, 2010)
------------------------------------------------------------------
                                         Gross            Net
------------------------------------------------------------------
                                          2.40%           2.30%
------------------------------------------------------------------

[THE FOLLOWING DATA IS REPRESENTED BY A MOUNTAIN CHART IN THE PRINTED MATERIAL.]

Value of $10,000 Investment

            Pioneer Oak
               Ridge
             Small Cap           Russell 2000          Russell 2000
            Growth Fund          Growth Index             Index
5/00          10,000                10,000               10,000
              10,925                10,569                8,427
5/02          10,131                10,516                7,093
               9,313                 9,655                6,413
5/04          11,569                12,580                8,322
              13,375                13,815                8,686
5/06          14,927                16,335               10,269
              16,920                19,426               12,074
5/08          16,684                17,380               11,382
              12,075                11,854                7,792
5/10          15,171                15,841               10,172


Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). The performance of Class C shares does not reflect the 1% front-end sales charge in effect prior to February 1, 2004. If you paid a 1% sales charge, your returns would be lower than those shown above. "If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects contractual expense limitations currently in effect through April 1, 2011, for Class C shares. There can be no assurance that Pioneer will extend the expense limitations beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

The performance shown for Class C shares of the Fund for periods prior to February 13, 2004, is based on the performance of the predecessor Oak Ridge Small Cap Equity Fund's Class C shares, which has been restated to reflect differences in any applicable sales charges payable on Class C shares (but not other differences in expenses).


    Pioneer Oak Ridge Small Cap Growth Fund | Semiannual Report | 5/31/10     13

Performance Update | 5/31/10                                  Class Y Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Oak Ridge Small Cap Growth Fund, compared to that of the Russell 2000 Growth Index and the Russell 2000 Index.


Average Annual Total Returns
(As of May 31, 2010)
------------------------------------------------------------------
                                          If            If
Period                                    Held          Redeemed
------------------------------------------------------------------
10 Years                                  6.07%           6.07%
5 Years                                   3.88            3.88
1 Year                                   26.90           26.90
------------------------------------------------------------------
Expense Ratio
(Per prospectus dated April 1, 2010)
------------------------------------------------------------------
                                         Gross            Net
------------------------------------------------------------------
                                          0.95%           0.95%
------------------------------------------------------------------

[THE FOLLOWING DATA IS REPRESENTED BY A MOUNTAIN CHART IN THE PRINTED MATERIAL.]

Value of $10,000 Investment

            Pioneer Oak
               Ridge
             Small Cap           Russell 2000          Russell 2000
            Growth Fund          Growth Index             Index
5/00          10,000                10,000               10,000
              11,159                10,569                8,427
5/02          10,577                10,516                7,093
               9,936                 9,655                6,413
5/04          12,607                12,580                8,322
              14,903                13,815                8,686
5/06          16,993                16,335               10,269
              19,564                19,426               12,074
5/08          19,443                17,380               11,382
              14,202                11,854                7,792
5/10          18,023                15,841               10,172


Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

The performance shown for Class Y shares of the Fund for periods prior to February 13, 2004, is based on the performance of the predecessor Oak Ridge Small Cap Equity Fund's single class (Class A shares), which has been restated to reflect differences in any applicable sales charges (but not other differences in expenses). This adjustment has the effect of reducing the previously reported performance of Oak Ridge Small Cap Equity Fund. Pioneer Oak Ridge Small Cap Growth Fund was created through the reorganization of the predecessor Oak Ridge Funds, Inc., on February 13, 2004. The performance shown for Class Y shares of the Fund for the period from February 13, 2004, to the inception of Class Y shares on December 29, 2009, reflects the NAV performance of Pioneer Oak Ridge Small Cap Growth Fund's Class A shares. The performance does not reflect differences in expenses, including Rule 12b-1 fees applicable to Class A shares. Since fees for Class A shares of the Fund and its predecessor are generally higher than those of Class Y shares, the performance for Class Y shares prior to their inception on December 29, 2009, would have been higher than the performance shown.


14    Pioneer Oak Ridge Small Cap Growth Fund | Semiannual Report | 5/31/10

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2)  transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.


Using the Tables
--------------------------------------------------------------------------------
Actual Expenses


The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

(1)   Divide your account value by $1,000
      Example: an $8,600 account value [divided by] $1,000 = 8.6

(2) Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Oak Ridge Small Cap Growth Fund

Based on actual returns from December 1, 2009 through May 31, 2010.


-------------------------------------------------------------------------------------------------------------
 Share Class                                               A              B              C              Y
-------------------------------------------------------------------------------------------------------------
 Beginning Account Value on 12/1/09**                 $ 1,000.00     $ 1,000.00     $ 1,000.00     $ 1,000.00
-------------------------------------------------------------------------------------------------------------
 Ending Account Value (after expenses) on 5/31/10     $ 1,127.70     $ 1,116.00     $ 1,116.60     $ 1,033.80
-------------------------------------------------------------------------------------------------------------
 Expenses Paid During Period*                         $     6.61     $    11.34     $    11.35     $     4.55
-------------------------------------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 1.25%, 2.15%, 2.15% and 1.06% for Class A, Class B, Class C and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period) (154/365 for Class Y shares).

**   12/29/09 for Class Y shares.


    Pioneer Oak Ridge Small Cap Growth Fund | Semiannual Report | 5/31/10     15

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Oak Ridge Small Cap Growth Fund

Based on a hypothetical 5% return per year before expenses, reflecting the period from December 1, 2009 through May 31, 2010.


-------------------------------------------------------------------------------------------------------------
 Share Class                                               A              B              C              Y
-------------------------------------------------------------------------------------------------------------
 Beginning Account Value on 12/1/09**                 $ 1,000.00     $ 1,000.00     $ 1,000.00     $ 1,000.00
-------------------------------------------------------------------------------------------------------------
 Ending Account Value (after expenses) on 5/31/10     $ 1,018.70     $ 1,014.21     $ 1,014.21     $ 1,016.62
-------------------------------------------------------------------------------------------------------------
 Expenses Paid During Period*                         $     6.29     $    10.80     $    10.80     $     4.51
-------------------------------------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 1.25%, 2.15%, 2.15% and 1.06% for Class A, Class B, Class C and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period) (154/365 for Class Y shares).

**   12/29/09 for Class Y shares.


16    Pioneer Oak Ridge Small Cap Growth Fund | Semiannual Report | 5/31/10

Schedule of Investments | 5/31/10 (unaudited)


----------------------------------------------------------------------------------
 Shares                                                              Value
----------------------------------------------------------------------------------
             COMMON STOCKS -- 96.8%
             ENERGY -- 4.7%
             Oil & Gas Exploration & Production -- 4.7%
 245,285     Concho Resources, Inc.*(b)                              $  12,767,084
 429,315     Petrohawk Energy Corp.*                                     8,255,727
 843,500     SandRidge Energy, Inc.*(b)                                  5,432,140
                                                                     -------------
                                                                     $  26,454,951
                                                                     -------------
             Total Energy                                            $  26,454,951
----------------------------------------------------------------------------------
             CAPITAL GOODS -- 14.2%
             Aerospace & Defense -- 5.3%
 371,040     AAR Corp.*(b)                                           $   7,309,488
 318,420     Moog, Inc.*                                                10,511,044
 320,360     Stanley, Inc.*(b)                                          11,834,098
                                                                     -------------
                                                                     $  29,654,630
----------------------------------------------------------------------------------
             Construction & Farm Machinery & Heavy Trucks -- 1.4%
 252,055     WABCO Holdings, Inc.*                                   $   7,662,472
----------------------------------------------------------------------------------
             Industrial Machinery -- 7.5%
 118,350     Altra Holdings, Inc.*                                   $   1,477,008
 175,200     China Fire & Security Group, Inc.*(b)                       2,146,200
 101,500     Colfax Corp.*                                               1,210,895
 324,892     Idex Corp.                                                  9,922,202
 323,200     Kennametal, Inc.                                            9,117,472
 178,704     The Middleby Corp.*(b)                                     10,062,822
 105,400     Valmont Industries, Inc.                                    8,349,788
                                                                     -------------
                                                                     $  42,286,387
                                                                     -------------
             Total Capital Goods                                     $  79,603,489
----------------------------------------------------------------------------------
             COMMERCIAL SERVICES & SUPPLIES -- 2.3%
             Environmental & Facilities Services -- 2.3%
 364,545     Waste Connections, Inc.*                                $  12,835,629
                                                                     -------------
             Total Commercial Services & Supplies                    $  12,835,629
----------------------------------------------------------------------------------
             TRANSPORTATION -- 2.2%
             Trucking -- 2.2%
 538,195     Knight Transportation, Inc. (b)                         $  10,699,317
 100,000     Roadrunner Transportation Systems, Inc.*                    1,404,000
                                                                     -------------
                                                                     $  12,103,317
                                                                     -------------
             Total Transportation                                    $  12,103,317
----------------------------------------------------------------------------------
             CONSUMER DURABLES & APPAREL -- 9.3%
             Apparel, Accessories & Luxury Goods -- 4.7%
 244,500     The Warnaco Group, Inc.*                                $  10,413,255
 582,080     True Religion Apparel, Inc.*(b)                            16,071,229
                                                                     -------------
                                                                     $  26,484,484
----------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

    Pioneer Oak Ridge Small Cap Growth Fund | Semiannual Report | 5/31/10     17

-----------------------------------------------------------------------
 Shares                                                   Value
-----------------------------------------------------------------------
             Footwear -- 4.6%
 647,870     Iconix Brand Group, Inc.*(b)                 $  10,527,888
 525,825     Wolverine World Wide, Inc.                      15,091,178
                                                          -------------
                                                          $  25,619,066
                                                          -------------
             Total Consumer Durables & Apparel            $  52,103,550
-----------------------------------------------------------------------
             CONSUMER SERVICES -- 3.2%
             Casinos & Gaming -- 3.2%
 382,800     WMS Industries, Inc.*(b)                     $  17,735,124
                                                          -------------
             Total Consumer Services                      $  17,735,124
-----------------------------------------------------------------------
             RETAILING -- 2.9%
             Apparel Retail -- 0.9%
 112,700     Gymboree Corp.*                              $   5,024,166
-----------------------------------------------------------------------
             Distributors -- 2.0%
 616,460     LKQ Corp.*(b)                                $  11,355,193
                                                          -------------
             Total Retailing                              $  16,379,359
-----------------------------------------------------------------------
             HOUSEHOLD & PERSONAL PRODUCTS -- 2.6%
             Household Products -- 1.6%
 139,762     Church & Dwight Co., Inc.                    $   9,197,737
-----------------------------------------------------------------------
             Personal Products -- 1.0%
 198,700     Alberto-Culver Co. (Class B)                 $   5,468,224
                                                          -------------
             Total Household & Personal Products          $  14,665,961
-----------------------------------------------------------------------
             HEALTH CARE EQUIPMENT & SERVICES -- 21.0%
             Health Care Distributors -- 2.2%
 250,035     MWI Veterinary Supply, Inc.*                 $  12,254,215
-----------------------------------------------------------------------
             Health Care Equipment -- 10.4%
 186,700     IDEXX Laboratories, Inc.*(b)                 $  11,806,908
 230,400     Integra LifeSciences Holdings Corp.*(b)          9,077,760
 287,300     NuVasive, Inc.*(b)                              11,282,271
 247,400     ResMed, Inc.*(b)                                15,558,986
 302,500     Sirona Dental Systems, Inc.*(b)                 10,702,450
                                                          -------------
                                                          $  58,428,375
-----------------------------------------------------------------------
             Health Care Services -- 4.9%
 393,358     Catalyst Health Solutions, Inc.*             $  15,061,678
 208,700     HMS Holdings Corp.*                             11,324,062
 200,000     Sharps Compliance Corp.*(b)                      1,120,000
                                                          -------------
                                                          $  27,505,740
-----------------------------------------------------------------------
             Health Care Supplies -- 3.5%
 720,000     Align Technology, Inc.*(b)                   $  10,742,400
 162,105     Haemonetics Corp.*                               8,743,944
                                                          -------------
                                                          $  19,486,344
                                                          -------------
             Total Health Care Equipment & Services       $ 117,674,674
-----------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

18    Pioneer Oak Ridge Small Cap Growth Fund | Semiannual Report | 5/31/10

-------------------------------------------------------------------------
 Shares                                                       Value
-------------------------------------------------------------------------
             PHARMACEUTICALS & BIOTECHNOLOGY -- 5.3%
             Life Sciences Tools & Services -- 5.3%
 189,700     Covance, Inc.*(b)                                $10,008,572
 508,204     Qiagen NV*(b)                                     10,712,940
 146,900     Techne Corp.                                       8,894,795
                                                              -----------
                                                              $29,616,307
                                                              -----------
             Total Pharmaceuticals & Biotechnology            $29,616,307
-------------------------------------------------------------------------
             DIVERSIFIED FINANCIALS -- 5.8%
             Asset Management & Custody Banks -- 1.5%
 115,000     Affiliated Managers Group, Inc.*(b)              $ 8,239,750
-------------------------------------------------------------------------
             Investment Banking & Brokerage -- 1.8%
 193,500     Stiffel Financial Corp.*(b)                      $ 9,804,645
-------------------------------------------------------------------------
             Specialized Finance -- 2.5%
 200,900     Portfolio Recovery Associates, Inc.*(b)          $13,753,614
                                                              -----------
             Total Diversified Financials                     $31,798,009
-------------------------------------------------------------------------
             INSURANCE -- 1.1%
             Property & Casualty Insurance -- 1.1%
 105,855     ProAssurance Corp.*                              $ 6,230,625
                                                              -----------
             Total Insurance                                  $ 6,230,625
-------------------------------------------------------------------------
             SOFTWARE & SERVICES -- 13.7%
             Application Software -- 9.5%
 565,060     Ansys, Inc.*                                     $24,710,074
 650,300     Informatica Corp.*                                16,777,740
 332,100     Solera Holdings, Inc. (b)                         11,517,228
                                                              -----------
                                                              $53,005,042
-------------------------------------------------------------------------
             Data Processing & Outsourced Services -- 1.9%
 343,210     Wright Express Corp.*(b)                         $10,776,794
-------------------------------------------------------------------------
             Systems Software -- 2.3%
 374,570     Micros Systems, Inc.*                            $12,810,294
                                                              -----------
             Total Software & Services                        $76,592,130
-------------------------------------------------------------------------
             TECHNOLOGY HARDWARE & EQUIPMENT -- 1.1%
             Electronic Components -- 1.1%
 170,000     Littelfuse, Inc.*                                $ 6,145,500
                                                              -----------
             Total Technology Hardware & Equipment            $ 6,145,500
-------------------------------------------------------------------------
             SEMICONDUCTORS -- 7.4%
             Semiconductors -- 7.4%
 280,900     Atheros Communications, Inc.*                    $ 9,550,600
 332,609     Diodes, Inc.*(b)                                   6,572,354
 306,642     Hittite Microwave Corp.*(b)                       14,022,739
 707,500     Skyworks Solutions, Inc.*(b)                      11,270,475
                                                              -----------
                                                              $41,416,168
                                                              -----------
             Total Semiconductors                             $41,416,168
-------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

    Pioneer Oak Ridge Small Cap Growth Fund | Semiannual Report | 5/31/10     19

--------------------------------------------------------------------------------------------------
 Shares                                                                              Value
--------------------------------------------------------------------------------------------------
                TOTAL COMMON STOCKS
                (Cost $447,548,509)                                                  $ 541,354,793
--------------------------------------------------------------------------------------------------
 Principal
 Amount($)
--------------------------------------------------------------------------------------------------
                TEMPORARY CASH INVESTMENTS -- 25.5%
                Repurchase Agreement -- 2.6%
 2,980,000      Bank of America, Inc., 0.20%, dated 5/28/10, repurchase price of
                $2,980,000 plus accrued interest on 6/1/10 collateralized by
                $3,039,600 Freddie Mac Giant, 5.0%, 7/1/35                           $   2,980,000
 2,980,000      Barclays Bank Plc, 0.17%, dated 5/28/10, repurchase price of
                $2,980,000 plus accrued interest on 6/1/10 collateralized by
                $3,039,601 U.S. Treasury Notes, 1.375-2.625%,
                5/31/10 - 5/15/12                                                        2,980,000
 2,980,000      Barclays Bank Plc, 0.18%, dated 5/28/10, repurchase price of
                $2,980,000 plus accrued interest on 6/1/10 collateralized by the following:
                $2,441,133 Federal National Mortgage Association, 4.5 - 5.5%,
                6/1/22 - 8/1/39
                $598,467 Freddie Mac Giant, 6.5%, 9/1/37                                 2,980,000
 2,980,000      BNP Paribas SA, 0.20%, dated 5/28/10, repurchase price of
                $2,980,000 plus accrued interest on 6/1/10 collateralized by the following:
                $1,896,104 Federal Home Loan Mortgage Corp.,
                2.38 - 6.021%, 5/1/33 - 6/1/36
                $744,934 Federal National Mortgage Association (ARM)
                1.939 - 6.143%, 12/1/13 - 5/1/40
                $398,562 Ginnie Mae I Construction Loan, 4.58 - 6.1%,
                5/15/45 - 11/15/51                                                       2,980,000
 2,980,000      JPMorgan, Inc., 0.20%, dated 5/28/10, repurchase price of
                $2,980,000 plus accrued interest on 6/1/10 collateralized by
                $3,039,683 Government National Mortgage Association I, 4.5%,
                7/15/39                                                                  2,980,000
                                                                                     -------------
                                                                                     $  14,900,000
--------------------------------------------------------------------------------------------------
                Securities Lending Collateral -- 22.9% (c)
                Certificates of Deposit:
 3,255,015      Bank of Nova Scotia, 0.2%, 6/1/10                                    $   3,255,015
 3,600,680      Barclays, 0.30%, 7/23/10                                                 3,600,680
 3,600,692      BBVA NY, 0.265%, 6/1/10                                                  3,600,692
 1,094,690      BNP Paribas, 0.70%, 6/4/10                                               1,094,690
 3,960,748      CBA Financial, 0.27%, 1/3/11                                             3,960,748
 3,600,680      Deutschebank, 0.30%, 7/19/10                                             3,600,680
 2,160,408      DnB NOR Bank ASA NY, 0.49%, 8/26/10                                      2,160,408
 3,600,718      Rabobank Nederland NY, 0.23%, 7/6/10                                     3,600,718
 3,600,680      Royal Bank of Canada, 0.26%, 1/21/11                                     3,600,680
 3,600,680      Svenska NY, 0.265%, 7/19/10                                              3,600,680
                                                                                     -------------
                                                                                     $  32,074,991
--------------------------------------------------------------------------------------------------


The accompanying notes are an integral part of these financial statements.

20    Pioneer Oak Ridge Small Cap Growth Fund | Semiannual Report | 5/31/10

----------------------------------------------------------------------------------
 Principal
 Amount($)                                                            Value
----------------------------------------------------------------------------------
                  Commercial Paper:
    1,440,272     American Honda Finance, 0.37%, 4/15/11             $   1,440,272
    2,160,408     American Honda Finance, 0.31%, 5/4/11                  2,160,408
      476,393     Caterpillar Financial Services, 0.34%, 8/20/10           476,393
    1,800,250     CBAPP, 0.20%, 6/7/10                                   1,800,250
    3,599,728     CLIPPR, 0.28%, 7/2/10                                  3,599,728
    1,798,897     PARFIN, 0.39%, 8/11/10                                 1,798,897
    2,877,379     CHARFD, 0.46%, 8/23/10                                 2,877,379
    1,497,966     FAIRPP, 0.50%, 8/16/10                                 1,497,966
    3,257,449     CME, Inc., 0.90%, 8/6/10                               3,257,449
      392,438     GE Capital Corp., 0.31%, 10/6/10                         392,438
      389,763     GE Capital Corp., 0.35%, 10/21/10                        389,763
    1,080,546     GE Capital Corp., 0.43%, 8/20/10                       1,080,546
    1,800,126     GE, 0.30%, 1/26/11                                     1,800,126
      359,727     GE Capital Corp., 0.33%, 6/6/11                          359,727
      401,512     John Deere Capital Corp., 0.33%, 7/16/10                 401,512
    3,045,792     JPMorgan Chase & Co., 0.57%, 9/24/10                   3,045,792
    1,439,701     NABPP, 0.28%, 7/19/10                                  1,439,701
    4,082,348     Santander, 0.30%, 7/23/10                              4,082,348
    3,599,616     SOCNAM, 0.28%, 7/6/10                                  3,599,616
    2,519,766     SRCPP, 0.26%, 7/7/11                                   2,519,766
    1,440,240     STRAIT, 0.20%, 6/2/10                                  1,440,240
    1,800,214     TB LLC, 0.23%, 6/9/10                                  1,800,214
    1,736,442     TB LLC, 0.43%, 8/9/10                                  1,736,442
    3,600,680     Toyota Motor Credit Corp., 0.23%, 1/10/11              3,600,680
      360,095     US Bancorp, 0.66%, 6/4/10                                360,095
    3,598,998     VARFUN, 0.29%, 7/26/10                                 3,598,998
    2,160,552     Wachovia, 0.36%, 3/22/11                               2,160,552
    1,011,851     Wal-Mart Stores, Inc., 0.22%, 7/1/10                   1,011,851
    1,439,978     WFC, 0.33%, 12/2/10                                    1,439,978
    3,600,680     WESTPAC, 0.32%, 11/5/10                                3,600,680
                                                                     -------------
                                                                     $  58,769,807
----------------------------------------------------------------------------------
                  Tri-party Repurchase Agreements:
   15,428,987     Barclays, 0.20%, 6/1/10                            $  15,428,987
   10,802,041     Deutsche Bank, 0.20%, 6/1/10                          10,802,041
   10,802,041     RBS Securities, Inc., 0.21%, 6/1/10                   10,802,041
                                                                     -------------
                                                                     $  37,033,069
                                                                     -------------
                  Total Securities Lending Collateral                $ 127,877,867
----------------------------------------------------------------------------------
                  TOTAL TEMPORARY CASH INVESTMENTS
                  (Cost $142,777,867)                                $ 142,777,867
----------------------------------------------------------------------------------
                  TOTAL INVESTMENT IN SECURITIES -- 122.3%
                  (Cost $590,326,376) (a)                            $ 684,132,660
----------------------------------------------------------------------------------
                  OTHER ASSETS AND LIABILITIES -- (22.3)%            $(124,579,166)
----------------------------------------------------------------------------------
                  TOTAL NET ASSETS -- 100.0%                         $ 559,553,494
==================================================================================

The accompanying notes are an integral part of these financial statements.

    Pioneer Oak Ridge Small Cap Growth Fund | Semiannual Report | 5/31/10     21

*    Non-income producing security.

(a) At May 31, 2010, the net unrealized gain on investments based on cost for federal income tax purposes of $593,257,175 was as follows:

       Aggregate gross unrealized gain for all investments in which there is an
         excess of value over tax cost                                             $107,821,907
       Aggregate gross unrealized loss for all investments in which there is an
         excess of tax cost over value                                              (16,946,422)
                                                                                   ------------
       Net unrealized gain                                                          $90,875,485
                                                                                   ============

(b)  At May 31, 2010, the following securities were out on loan:



----------------------------------------------------------------------
      Shares     Description                              Value
----------------------------------------------------------------------
      10,800     AAR Corp.*                               $    212,760
     111,000     Affiliated Managers Group, Inc.*            7,953,150
     644,500     Align Technology, Inc.*                     9,615,940
     174,684     China Fire & Security Group, Inc.*          2,139,879
         700     Concho Resources, Inc.*                        36,435
     164,900     Covance, Inc.*                              8,700,124
     100,400     Diodes, Inc.*                               1,983,904
       3,600     Hittite Microwave Corp.*                      164,628
     179,800     Iconix Brand Group, Inc.*                   2,921,750
     184,700     IDEXX Laboratories, Inc.*                  11,680,428
       3,300     Integra LifeSciences Holdings Corp.*          130,020
     132,700     Knight Transportation, Inc.                 2,638,076
      10,600     LKQ Corp.*                                    195,252
     176,900     The Middleby Corp.*                         9,961,239
     284,400     NuVasive, Inc.*                            11,168,388
     197,300     Portfolio Recovery Associates, Inc.*       13,507,158
     478,900     Qiagen NV*                                 10,095,212
      42,600     ResMed, Inc.*                               2,679,114
     834,200     SandRidge Energy, Inc.*                     5,372,248
     198,000     Sharps Compliance Corp.*                    1,108,800
       3,300     Sirona Dental Systems, Inc.*                  116,754
     165,900     Skyworks Solutions, Inc.*                   2,642,787
      35,600     Solera Holdings, Inc.                       1,234,608
       3,800     Stanley, Inc.*                                140,372
      20,200     Stiffel Financial Corp.*                    1,023,534
     493,900     True Religion Apparel, Inc.*               13,636,579
      43,900     WMS Industries, Inc.*                       2,033,887
      10,300     Wright Express Corp.*                         323,420
----------------------------------------------------------------------
                 Total                                    $123,416,446
======================================================================

(c)  Securities lending collateral is managed by Credit Suisse AG, New York
     Branch.

The accompanying notes are an integral part of these financial statements.

22    Pioneer Oak Ridge Small Cap Growth Fund | Semiannual Report | 5/31/10

Purchases and sales of securities (excluding temporary cash investments) for the six months ended May 31, 2010 aggregated $126,733,467 and $77,406,184, respectively.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below.

Highest priority is given to Level 1 inputs and lowest priority is given to Level 3.

  Level 1 -- quoted prices in active markets for identical securities
  Level 2 -- other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
  Level 3 -- significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments)

The following is a summary of the inputs used as of May 31, 2010, in valuing the Fund's assets:

                                Level 1            Level 2            Level 3      Total
 Common stocks                  $ 541,354,793      $          --      $--          $ 541,354,793
 Temporary cash investments                --        142,777,867       --            142,777,867
------------------------------------------------------------------------------------------------
 Total                          $ 541,354,793      $ 142,777,867      $--          $ 684,132,660
================================================================================================

The accompanying notes are an integral part of these financial statements.

    Pioneer Oak Ridge Small Cap Growth Fund | Semiannual Report | 5/31/10     23

Statement of Assets and Liabilities | 5/31/10 (unaudited)

ASSETS:
  Investment in securities (including securities loaned of
   $123,416,446) (cost $590,326,376)                          $684,132,660
  Cash                                                           2,313,932
  Receivables --
   Fund shares sold                                              2,425,072
   Dividends                                                        40,641
   Due from Pioneer Investment Management, Inc.                    301,594
  Other                                                             73,747
---------------------------------------------------------------------------
     Total assets                                             $689,287,646
---------------------------------------------------------------------------
LIABILITIES:
  Payables --
   Investment securities purchased                            $    903,900
   Fund shares repurchased                                         713,528
   Upon return of securities loaned                            127,877,867
  Due to affiliates                                                189,736
  Accrued expenses                                                  49,121
---------------------------------------------------------------------------
     Total liabilities                                        $129,734,152
---------------------------------------------------------------------------
NET ASSETS:
  Paid-in capital                                             $485,669,171
  Accumulated net investment loss                               (2,596,134)
  Accumulated net realized loss on investments                 (17,325,827)
  Net unrealized gain on investments                            93,806,284
---------------------------------------------------------------------------
     Total net assets                                         $559,553,494
==========================================================================
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
  Class A (based on $482,256,092/20,517,111 shares)           $      23.51
  Class B (based on $9,251,178/418,079 shares)                $      22.13
  Class C (based on $41,782,543/2,020,737 shares)             $      20.68
  Class Y (based on $26,263,681/1,115,866 shares)             $      23.54
MAXIMUM OFFERING PRICE:
  Class A ($23.51 [divided by] 94.25%)                        $      24.94
==========================================================================

The accompanying notes are an integral part of these financial statements.

24    Pioneer Oak Ridge Small Cap Growth Fund | Semiannual Report | 5/31/10

Statement of Operations (unaudited)

For the Six Months Ended 5/31/10

INVESTMENT INCOME:
  Dividends                                                 $  622,187
  Interest                                                      10,441
  Income from securities loaned, net                           235,765
---------------------------------------------------------------------------------------
     Total investment income                                                $   868,393
---------------------------------------------------------------------------------------
EXPENSES:
  Management fees                                           $2,204,306
  Transfer agent fees
   Class A                                                     315,856
   Class B                                                      18,258
   Class C                                                      43,047
   Class Y                                                       1,018
  Distribution fees
   Class A                                                     578,087
   Class B                                                      48,663
   Class C                                                     204,886
  Shareholder communications expense                           421,316
  Administrative reimbursements                                 77,904
  Custodian fees                                                11,828
  Registration fees                                             44,096
  Professional fees                                             61,069
  Printing expense                                              35,526
  Fees and expenses of nonaffiliated trustees                    5,682
  Miscellaneous                                                 34,839
---------------------------------------------------------------------------------------
     Total expenses                                                         $ 4,106,381
     Less fees waived and expenses reimbursed by Pioneer
       Investment Management, Inc.                                             (641,854)
---------------------------------------------------------------------------------------
     Net expenses                                                           $ 3,464,527
---------------------------------------------------------------------------------------
       Net investment loss                                                  $(2,596,134)
---------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
  Net realized gain on investments                                          $ 5,580,175
---------------------------------------------------------------------------------------
  Change in net unrealized gain on investments                              $48,505,402
---------------------------------------------------------------------------------------
  Net gain on investments                                                   $54,085,577
---------------------------------------------------------------------------------------
  Net increase in net assets resulting from operations                      $51,489,443
=======================================================================================

The accompanying notes are an integral part of these financial statements.

    Pioneer Oak Ridge Small Cap Growth Fund | Semiannual Report | 5/31/10     25

Statements of Changes in Net Assets

For the Six Months Ended 5/31/10 and the Year Ended 11/30/09, respectively

                                                            Six Months
                                                            Ended
                                                            5/31/10            Year Ended
                                                            (unaudited)        11/30/09
FROM OPERATIONS:
Net investment loss                                         $ (2,596,134)      $ (2,815,706)
Net realized gain (loss) on investments                        5,580,175        (14,643,297)
Change in net unrealized gain on investments                  48,505,402         74,540,317
--------------------------------------------------------------------------------------------
   Net increase in net assets resulting from operations     $ 51,489,443       $ 57,081,314
--------------------------------------------------------------------------------------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                            $166,065,480       $207,008,183
Shares issued in reorganization                                       --         66,995,896
Cost of shares repurchased                                   (99,500,873)      (118,319,293)
--------------------------------------------------------------------------------------------
   Net increase in net assets resulting from Fund share
     transactions                                           $ 66,564,607       $155,684,786
--------------------------------------------------------------------------------------------
   Net increase in net assets                               $118,054,050       $212,766,100
NET ASSETS:
Beginning of period                                          441,499,444        228,733,344
--------------------------------------------------------------------------------------------
End of period                                               $559,553,494       $441,499,444
--------------------------------------------------------------------------------------------
Accumulated net investment loss                             $ (2,596,134)      $         --
--------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

26    Pioneer Oak Ridge Small Cap Growth Fund | Semiannual Report | 5/31/10

                                       '10 Shares     '10 Amount      '09 Shares      '09 Amount
                                       (unaudited)    (unaudited)
Class A
Shares sold                             5,556,005     $131,515,470    10,448,253     $195,426,510
Shares issued in reorganization                --              --      2,446,523       54,019,224
Less shares repurchased                (3,929,421)    (91,968,918)    (5,961,774)    (109,930,312)
-------------------------------------------------------------------------------------------------
   Net increase                         1,626,584     $39,546,552      6,933,002     $139,515,422
=================================================================================================
Class B
Shares sold                                36,059     $   797,463         88,172     $  1,633,682
Shares issued in reorganization                --              --        240,948        5,040,628
Less shares repurchased                   (81,850)     (1,798,904)       (98,866)      (1,796,254)
-------------------------------------------------------------------------------------------------
   Net increase (decrease)                (45,791)    $(1,001,441)       230,254     $  4,878,056
=================================================================================================
Class C
Shares sold                               315,611     $ 6,479,800        583,596     $  9,947,991
Shares issued in reorganization                --              --        406,143        7,936,044
Less shares repurchased                  (253,741)     (5,192,270)      (405,916)      (6,592,727)
-------------------------------------------------------------------------------------------------
   Net increase                            61,870     $ 1,287,530        583,823     $ 11,291,308
=================================================================================================
Class Y*
Shares sold                             1,137,972     $27,272,747             --     $         --
Less shares repurchased                   (22,106)       (540,781)            --               --
-------------------------------------------------------------------------------------------------
   Net increase                         1,115,866     $26,731,966             --     $         --
=================================================================================================

*    Class Y shares were first publicly offered on December 29, 2009.

The accompanying notes are an integral part of these financial statements.

    Pioneer Oak Ridge Small Cap Growth Fund | Semiannual Report | 5/31/10     27

Financial Highlights

---------------------------------------------------------------------------------------------------------------------------
                                                                                Six Months
                                                                                Ended
                                                                                5/31/10           Year Ended     Year Ended
                                                                                (unaudited)       11/30/09       11/30/08
---------------------------------------------------------------------------------------------------------------------------
Class A
Net asset value, beginning of period                                            $   20.96         $  17.06       $  25.82
---------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment loss                                                            $   (0.10)        $  (0.12)      $  (0.13)
 Net realized and unrealized gain (loss) on investments                              2.65             4.02          (8.10)
---------------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) from investment operations                            $    2.55         $   3.90       $  (8.23)
Distributions to shareowners:
 Net realized gain                                                                     --               --          (0.53)
---------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                                      $    2.55         $   3.90       $  (8.76)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                  $   23.51         $  20.96       $  17.06
===========================================================================================================================
Total return*                                                                       12.17%           22.86%        (31.86)%
Ratio of net expenses to average net assets+                                         1.25%**          1.36%          1.40%
Ratio of net investment loss to average net assets+                                 (0.92)%**        (0.82)%        (0.70)%
Portfolio turnover rate                                                                31%**            29%            37%
Net assets, end of period (in thousands)                                        $ 482,256         $396,023       $204,015
Ratios with no waiver of fees and assumption of expenses by the Adviser and no reduction for fees paid indirectly:
 Net expenses                                                                        1.51%**          1.60%          1.57%
 Net investment loss                                                                (1.18)%**        (1.06)%        (0.86)%
Ratios with waiver of fees and assumption of expenses by the Adviser and reduction for fees paid indirectly:
 Net expenses                                                                        1.25%**          1.36%          1.40%
 Net investment loss                                                                (0.92)%**        (0.82)%        (0.70)%
===========================================================================================================================


-----------------------------------------------------------------------------------------------------------------------
                                                                                 Year Ended    Year Ended    Year Ended
                                                                                 11/30/07      11/30/06      11/30/05
-----------------------------------------------------------------------------------------------------------------------
Class A
Net asset value, beginning of period                                             $  26.15      $  24.84      $  22.86
-----------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment loss                                                             $  (0.25)     $  (0.23)     $  (0.18)
 Net realized and unrealized gain (loss) on investments                              2.18          2.27          2.37
-----------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) from investment operations                             $   1.93      $   2.04      $   2.19
Distributions to shareowners:
 Net realized gain                                                                  (2.26)        (0.73)        (0.21)
-----------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                                       $  (0.33)     $   1.31      $   1.98
-----------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                   $  25.82      $  26.15      $  24.84
=======================================================================================================================
Total return*                                                                        7.57%         8.25%         9.64%
Ratio of net expenses to average net assets+                                         1.41%         1.40%         1.40%
Ratio of net investment loss to average net assets+                                 (0.97)%       (0.91)%       (1.03)%
Portfolio turnover rate                                                                58%           29%           47%
Net assets, end of period (in thousands)                                         $225,402      $225,906      $208,017
Ratios with no waiver of fees and assumption of expenses by the Adviser and no reduction for fees paid indirectly:
 Net expenses                                                                        1.53%         1.56%         1.44%
 Net investment loss                                                                (1.10)%       (1.07)%       (1.07)%
Ratios with waiver of fees and assumption of expenses by the Adviser and reduction for fees paid indirectly:
 Net expenses                                                                        1.40%         1.40%         1.40%
 Net investment loss                                                                (0.96)%       (0.91)%       (1.03)%
=======================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
**   Annualized.
+    Ratios with no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.

28    Pioneer Oak Ridge Small Cap Growth Fund | Semiannual Report | 5/31/10

                                                                                Six Months
                                                                                Ended
                                                                                5/31/10          Year Ended    Year Ended
                                                                                (unaudited)      11/30/09      11/30/08
Class B
Net asset value, beginning of period                                            $   19.83        $ 16.29       $   24.90
------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment loss                                                            $   (0.21)       $ (0.19)      $   (0.40)
 Net realized and unrealized gain (loss) on investments                              2.51           3.73           (7.68)
------------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) from investment operations                            $    2.30        $  3.54       $   (8.08)
Distributions to shareowners:
 Net realized gain                                                                     --             --           (0.53)
------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                                      $    2.30        $  3.54       $   (8.61)
------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                  $   22.13        $ 19.83       $   16.29
========================================================================================================================
Total return*                                                                       11.60%         21.73%         (32.43)%
Ratio of net expenses to average net assets+                                         2.15%**        2.24%           2.31%
Ratio of net investment loss to average net assets+                                 (1.81)%**      (1.73)%         (1.63)%
Portfolio turnover rate                                                                31%**          29%             37%
Net assets, end of period (in thousands)                                        $   9,251        $ 9,197       $   3,805
Ratios with no waiver of fees and assumption of expenses by the Adviser and no reduction for fees paid indirectly:
 Net expenses                                                                        2.48%**        2.60%           2.40%
 Net investment loss                                                                (2.14)%**      (2.09)%         (1.72)%
Ratios with waiver of fees and assumption of expenses by the Adviser and reduction for fees paid indirectly:
 Net expenses                                                                        2.15%**       2.24%            2.30%
 Net investment loss                                                                (1.81)%**      (1.73)%         (1.62)%
========================================================================================================================


                                                                                  Year Ended    Year Ended    Year Ended
                                                                                  11/30/07      11/30/06      11/30/05
Class B
Net asset value, beginning of period                                              $ 25.52       $  24.49      $   22.74
-----------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment loss                                                              $ (0.52)      $  (0.54)     $   (0.42)
 Net realized and unrealized gain (loss) on investments                              2.16           2.30           2.38
-----------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) from investment operations                              $  1.64       $   1.76      $    1.96
Distributions to shareowners:
 Net realized gain                                                                  (2.26)         (0.73)         (0.21)
-----------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                                        $ (0.62)      $   1.03      $    1.75
-----------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                    $ 24.90       $  25.52      $   24.49
=======================================================================================================================
Total return*                                                                        6.62%          7.22%          8.66%
Ratio of net expenses to average net assets+                                         2.32%          2.31%          2.30%
Ratio of net investment loss to average net assets+                                 (1.88)%        (1.82)%        (1.93)%
Portfolio turnover rate                                                                58%            29%            47%
Net assets, end of period (in thousands)                                          $ 6,964       $  8,371      $  10,625
Ratios with no waiver of fees and assumption of expenses by the Adviser and no reduction for fees paid indirectly:
 Net expenses                                                                        2.32%          2.38%        2.33%
 Net investment loss                                                                (1.88)%        (1.89)%        (1.96)%
Ratios with waiver of fees and assumption of expenses by the Adviser and reduction for fees paid indirectly:
 Net expenses                                                                        2.30%          2.30%          2.30%
 Net investment loss                                                                (1.86)%        (1.81)%        (1.93)%
=======================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
**   Annualized.
+    Ratios with no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.

    Pioneer Oak Ridge Small Cap Growth Fund | Semiannual Report | 5/31/10     29

                                                                                Six Months
                                                                                Ended
                                                                                5/31/10         Year Ended    Year Ended
                                                                                (unaudited)     11/30/09      11/30/08
Class C
Net asset value, beginning of period                                            $   18.52       $  15.21      $   23.30
-----------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment loss                                                            $   (0.18)      $  (0.22)     $   (0.36)
 Net realized and unrealized gain (loss) on investments                              2.34           3.53          (7.20)
-----------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) from investment operations                            $    2.16       $   3.31      $   (7.56)
Distributions to shareowners:
 Net realized gain                                                                     --             --          (0.53)
-----------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                                      $    2.16       $   3.31      $   (8.09)
-----------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                  $   20.68       $  18.52      $   15.21
=======================================================================================================================
Total return*                                                                       11.66%         21.76%        (32.43)%
Ratio of net expenses to average net assets+                                         2.15%**        2.26%          2.27%
Ratio of net investment loss to average net assets+                                 (1.81)%**      (1.71)%        (1.59)%
Portfolio turnover rate                                                                31%**          29%            37%
Net assets, end of period (in thousands)                                        $  41,783       $ 36,280      $  20,913
Ratios with no waiver of fees and assumption of expenses by the Adviser and no reduction for fees paid indirectly:
 Net expenses                                                                        2.26%**        2.40%          2.27%
 Net investment loss                                                                (1.92)%**      (1.86)%        (1.59)%
Ratios with waiver of fees and assumption of expenses by the Adviser and reduction for fees paid indirectly:
 Net expenses                                                                        2.15%**        2.26%          2.27%
 Net investment loss                                                                (1.81)%**      (1.71)%        (1.59)%
=======================================================================================================================


                                                                                  Year Ended    Year Ended   Year Ended
                                                                                  11/30/07      11/30/06     11/30/05
Class C
Net asset value, beginning of period                                              $  23.99      $  23.04     $  21.39
---------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment loss                                                              $  (0.49)     $  (0.46)    $  (0.34)
 Net realized and unrealized gain (loss) on investments                               2.06          2.14         2.20
---------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) from investment operations                              $   1.57      $   1.68     $   1.86
Distributions to shareowners:
 Net realized gain                                                                   (2.26)        (0.73)       (0.21)
---------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                                        $  (0.69)     $   0.95     $   1.65
---------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                    $  23.30      $  23.99     $  23.04
=====================================================================================================================
Total return*                                                                         6.75%         7.33%        8.75%
Ratio of net expenses to average net assets+                                          2.20%         2.20%        2.22%
Ratio of net investment loss to average net assets+                                  (1.76)%       (1.72)%      (1.85)%
Portfolio turnover rate                                                                 58%           29%          47%
Net assets, end of period (in thousands)                                          $ 37,659      $ 50,120     $ 62,059
Ratios with no waiver of fees and assumption of expenses by the Adviser and no reduction for fees paid indirectly:
 Net expenses                                                                         2.20%         2.20%        2.22%
 Net investment loss                                                                 (1.76)%       (1.72)%      (1.85)%
Ratios with waiver of fees and assumption of expenses by the Adviser and reduction for fees paid indirectly:
 Net expenses                                                                         2.19%         2.20%        2.22%
 Net investment loss                                                                 (1.75)%       (1.72)%      (1.85)%
=====================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
**   Annualized.
+    Ratios with no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.

30    Pioneer Oak Ridge Small Cap Growth Fund | Semiannual Report | 5/31/10

                                                                                   12/29/09 (a)
                                                                                   to 5/31/10
                                                                                   (unaudited)
 Class Y
 Net asset value, beginning of period                                              $  22.77
-------------------------------------------------------------------------------------------
 Increase (decrease) from investment operations:
  Net investment loss                                                              $  (0.02)
  Net realized and unrealized gain on investments                                      0.79
-------------------------------------------------------------------------------------------
    Net increase from investment operations                                        $   0.77
-------------------------------------------------------------------------------------------
 Net increase in net asset value                                                   $   0.77
-------------------------------------------------------------------------------------------
 Net asset value, end of period                                                    $  23.54
===========================================================================================
 Total return*                                                                         3.38%
 Ratio of net expenses to average net assets+                                          1.06%**
 Ratio of net investment loss to average net assets+                                  (0.71)%**
 Portfolio turnover rate                                                                 31%**
 Net assets, end of period (in thousands)                                          $ 26,264
 Ratios with no waiver of fees and assumption of expenses by the Adviser and no reduction for fees paid indirectly:
  Net expenses                                                                         1.06%**
  Net investment loss                                                                 (0.71)%**
 Ratios with waiver of fees and assumption of expenses by the Adviser and reduction for fees paid indirectly:
  Net expenses                                                                         1.06%**
  Net investment loss                                                                 (0.71)%**
===========================================================================================

(a)  Class Y shares were first publicly offered on December 29, 2009.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
**   Annualized.
+    Ratios with no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.

    Pioneer Oak Ridge Small Cap Growth Fund | Semiannual Report | 5/31/10     31

Notes to Financial Statements | 5/31/10 (unaudited)

1.   Organization and Significant Accounting Policies

Pioneer Oak Ridge Small Cap Growth Fund (the Fund) is one of five portfolios comprising Pioneer Series Trust I, a Delaware statutory trust registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to seek capital appreciation.

The Fund offers three classes of shares designated as Class A, Class C, and Class Y shares. Class Y shares were first publicly offered on December 29, 2009. Effective as of the close of business on December 31, 2009, Class B shares are no longer offered to new or existing shareholders, except that dividends and/or capital gain distributions may continue to be reinvested in Class B shares, and shareholders may exchange their Class B shares for Class B shares of other Pioneer funds, as permitted by existing exchange privileges. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Fund gives the Board the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per-share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class Y shares. Class B shares convert to Class A shares approximately eight years after the date of purchase.

Investments in small companies may offer the potential for higher returns, but are also subject to greater short-term price fluctuations than larger, more established companies. At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Fund's prospectus contains unaudited information regarding the Fund's principal risks. Please refer to that document when considering the Fund's principal risks.


32    Pioneer Oak Ridge Small Cap Growth Fund | Semiannual Report | 5/31/10

The Fund's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gains and losses on investments during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements, which are consistent with those policies generally accepted in the investment company industry:

A.   Security Valuation

     Security transactions are recorded as of trade date. The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange
     (NYSE) is open, as of the close of regular trading on the NYSE. In computing the net asset value, securities that have traded on an exchange are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued at the mean between the last bid and asked prices. Securities for which market prices and/or quotations are not readily available or are considered to be unreliable are valued using fair value methods pursuant to procedures adopted by the Board of Trustees.

     Trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times.

     The Fund may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund's net asset value. Thus, the valuation of the Fund's securities may differ from exchange prices. At May 31, 2010, there were no securities that were valued using fair value methods (other than securities that were valued using prices supplied by independent pricing services). Short-term fixed income securities with remaining maturities of sixty days or less generally are valued at amortized cost. Money market mutual funds are valued at net asset value.

     Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates.


    Pioneer Oak Ridge Small Cap Growth Fund | Semiannual Report | 5/31/10     33

     Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

B.   Federal Income Taxes

     It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required. Tax years for the prior three fiscal years remain subject to examination by tax authorities.

     The amounts and characterizations of distributions to shareowners for financial reporting purposes are determined in accordance with federal income tax rules. Therefore, the sources of the Fund's distributions may be shown in the accompanying financial statements as from or in excess of net investment income or as from net realized gain on investment transactions, or as from paid-in capital, depending on the type of book/tax differences that may exist.

     The tax character of current year distributions paid will be determined at the end of the current taxable year. There were no distributions paid during the year ended November 30, 2009.

     The following shows the components of distributable earnings on a federal income tax basis at November 30, 2009:

   --------------------------------------------------------------------------
                                                                         2009
   --------------------------------------------------------------------------
   Distributable earnings:
   Capital loss carryforward                                    $ (19,975,203)
   Unrealized appreciation                                         42,370,083
   --------------------------------------------------------------------------
      Total                                                     $  22,394,880
   ==========================================================================

     The difference between book-basis and tax-basis unrealized appreciation is attributable to the tax deferral of losses on wash sales.

C.   Fund Shares

     The Fund records sales and repurchases of its shares as of trade date. Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and a wholly owned indirect subsidiary of UniCredit S.p.A. (UniCredit), earned approximately $28,510 in underwriting commissions on the sale of Class A shares for the six months ended May 31, 2010.

D.   Class Allocations

     Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.


34    Pioneer Oak Ridge Small Cap Growth Fund | Semiannual Report | 5/31/10

     Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class B and Class C shares of the Fund, respectively (see Note 4). Class Y shares do not pay distribution fees. Shareowners of each class participate in all expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services, which are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3).

     Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class A, Class B, Class C, and Class Y shares can reflect different transfer agent and distribution expense rates.

E.   Repurchase Agreements

     With respect to repurchase agreements entered into by the Fund, the value of the underlying securities (collateral), including accrued interest, is required to be equal to or in excess of the repurchase price. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Fund's custodian or a subcustodian of the Fund. The Fund's investment adviser, Pioneer Investment Management, Inc.
     (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

F.   Securities Lending

     The Fund lends securities in its portfolio to certain broker-dealers or other institutional investors. When entering into a securities loan transaction, the Fund typically receives cash collateral from the borrower equal to at least the fair value of the securities loaned, which is invested in temporary investments. Credit Suisse AG, New York Branch, as the Fund's securities lending agent, manages the Fund's securities lending collateral. The income earned on the investment of collateral is shared with the borrower and the lending agent in payment of any rebate due to the borrower with respect to the securities loan, and in compensation for the lending agent's services to the Fund. The Fund also continues to receive payments in lieu of dividends or interest on the securities loaned. Gain or loss on the value of the loaned securities that may occur during the term of the loan will be for the account of the Fund. The amount of the collateral is required to be adjusted daily to reflect any price fluctuation in the fair value of the loaned securities. If the required market value of the collateral is less than the fair value of the loaned securities, the borrower is required to deliver additional collateral for the account of the Fund prior to the close of business on that day. The Fund has the right, under the lending agreement, to terminate the loan and recover the securities from the borrower with prior notice. The Fund is required to


    Pioneer Oak Ridge Small Cap Growth Fund | Semiannual Report | 5/31/10     35
     return the cash collateral to the borrower and could suffer a loss if the value of the collateral, as invested, has declined.


2. Management Agreement

PIM, a wholly owned subsidiary of UniCredit, manages the Fund's portfolio. Management fees are calculated daily at the annual rate of 0.85% of the Fund's average daily net assets up to $1 billion; and 0.80% of the excess over $1 billion. For the six months ended May 31, 2010, the effective management fee (excluding waivers and/or assumption of expenses) was equivalent to 0.85% of the Fund's average net assets.

PIM, and not the Fund, pays a portion of the fee it receives from the Fund to Oak Ridge Investments, LLC (Oak Ridge) as compensation for Oak Ridge's subadvisory services to the Fund.

On January 7, 2005, Pioneer Investment Management USA, Inc. ("PIMUSA") acquired a 49% ownership interest in Oak Ridge from the existing shareholders of Oak Ridge. As part of the acquisition, PIMUSA also obtained the right to purchase from the existing shareholders of Oak Ridge (i) an additional 11% ownership interest in Oak Ridge two years from the date on which the acquisition was consummated, and (ii) the remaining ownership interest twelve years from the date on which the acquisition was consummated. Consequently, the acquisition provides PIMUSA the ability to own 100% of Oak Ridge over time. PIMUSA is the direct parent of PIM.

PIM has contractually agreed to limit ordinary operating expenses of the Fund to the extent required to reduce Fund expenses to 1.25%, 2.15% and 2.15% of the average daily net assets attributable to Class A, Class B and Class C shares, respectively. These expense limitations are in effect until October 1, 2010. In addition, PIM has contractually agreed to limit ordinary operating expenses to the extent required to reduce Fund expenses to 1.40%, 2.30% and 2.30% of the average daily net assets attributable to Class A, Class B and Class C shares, respectively. These expense limitations are in effect through April 1, 2012, for Class A shares and through April 1, 2011, for Class B and Class C shares. There can be no assurance that PIM will extend the expense limitation agreement for a class of shares beyond the dates referred to above.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $54,151 in management fees, administrative costs and certain other reimbursements payable to PIM at May 31, 2010.


36    Pioneer Oak Ridge Small Cap Growth Fund | Semiannual Report | 5/31/10

3. Transfer Agent

PIMSS, a wholly owned indirect subsidiary of UniCredit, provides substantially all transfer agent and shareowner services to the Fund at negotiated rates.

In addition, the Fund reimburses PIMSS for out-of-pocket expenses incurred by PIMSS related to shareholder communications activities, such as proxy and statement mailings, outgoing phone calls and omnibus relationship contracts. For the six months ended May 31, 2010, such out-of-pocket expenses by class of shares were as follows:



------------------------------------------------------------------------
 Shareholder Communications:
------------------------------------------------------------------------
 Class A                                                        $394,927
 Class B                                                           7,127
 Class C                                                          19,244
 Class Y                                                              18
------------------------------------------------------------------------
    Total                                                       $421,316
========================================================================

Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $116,732 in transfer agent fees and out-of-pocket reimbursements payable to PIMSS at May 31, 2010.

4. Distribution Plan

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A, Class B and Class C shares. Pursuant to the Plan, the Fund pays PFD 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays PFD 1.00% of the average daily net assets attributable to Class B and Class C shares. The fee for Class B and Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class B and Class C shares. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $18,853 in distribution fees payable to PFD at May 31, 2010.

In addition, redemptions of each class of shares (except Class Y shares) may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 18 months of purchase (within 12 months for purchases made on or after April 1, 2009). Class B shares redeemed within five years of purchase are subject to a CDSC at declining rates beginning at 4.00%, based on the lower of cost or market value of shares being redeemed. Redemptions of Class C shares within one year of purchase are subject to a CDSC of 1.00%, based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original


    Pioneer Oak Ridge Small Cap Growth Fund | Semiannual Report | 5/31/10     37
purchase of those shares. There is no CDSC for Class Y shares. Proceeds from the CDSCs are paid to PFD. For the six months ended May 31, 2010, CDSCs in the amount of $25,802 were paid to PFD.

5. Expense Offset Arrangements

The Fund has entered into an expense offset arrangement with PIMSS resulting in a reduction in the Fund's total expenses due to interest earned on cash held by PIMSS. For the six months ended May 31, 2010, the Fund's expenses were not reduced under such arrangements.

6. Line of Credit Facility

The Fund, along with certain other funds in the Pioneer Family of Funds (the Funds), participates in a $165 million committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of the amount available under the facility or the limits set for borrowing by the Fund's prospectus and the 1940 Act. Interest on borrowings is payable at the higher of the London Interbank Offered Rate (LIBOR) on the borrowing date plus 1.25% on an annualized basis or the Federal Funds Rate on the borrowing date plus 1.25% on an annualized basis. The Funds pay an annual commitment fee for this facility. The commitment fee is allocated among participating Funds based on an allocation schedule set forth in the credit agreement. For the six months ended May 31, 2010, the Fund had no borrowings under this agreement.

7. Reorganization Information

On September 10, 2009, beneficial owners of Pioneer Small and Mid Cap Growth Fund approved a proposed Agreement and Plan of Reorganization that provided for the reorganization listed below. This tax-free reorganization was accomplished on September 18, 2009 ("Closing Date"), by exchanging the assets and stated liabilities of Pioneer Small and Mid Cap Growth Fund for shares of Pioneer Oak Ridge Small Cap Growth Fund. Shareholders holding Class A, Class B and Class C shares of Pioneer Small and Mid Cap Growth Fund received Class A, Class B and Class C shares, respectively, of Pioneer Oak Ridge Small Cap Growth Fund in the reorganization. The following charts show the details of the reorganization as of that Closing Date:


38    Pioneer Oak Ridge Small Cap Growth Fund | Semiannual Report | 5/31/10

------------------------------------------------------------------------------------------
                            Pioneer                   Pioneer                 Pioneer
                            Oak Ridge Small Cap       Small and Mid Cap       Oak Ridge Small Cap
                            Growth Fund               Growth Fund             Growth Fund
                            (Pre-Reorganization)      (Pre-Reorganization)    (Post-Reorganization)
------------------------------------------------------------------------------------------
 Net Assets
  Class A                   $359,276,671              $54,019,224             $413,295,895
  Class B                   $  4,975,514              $ 5,040,628             $ 10,016,142
  Class C                   $ 29,615,672              $ 7,936,044             $ 37,551,716
------------------------------------------------------------------------------------------
 Total Net Assets           $393,867,857              $66,995,896             $460,863,753
------------------------------------------------------------------------------------------
 Shares Outstanding
  Class A                     16,269,857                1,995,371               18,716,380
  Class B                        237,808                  196,753                  478,756
  Class C                      1,515,350                  308,441                1,921,493
 Shares Issued in Reorganization
  Class A                                                                        2,446,523
  Class B                                                                          240,948
  Class C                                                                          406,143

------------------------------------------------------------------------------------------
                                                      Unrealized              Accumulated
                                                      Appreciation On         Loss On
                                                      Closing Date            Closing Date
------------------------------------------------------------------------------------------
 Pioneer Small and Mid Cap Growth Fund                $ 12,765,327            $(1,828,860)

8. Subsequent Events

In preparing these financial statements, PIM has evaluated the impact of all events and transactions for potential recognition or disclosure and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.


    Pioneer Oak Ridge Small Cap Growth Fund | Semiannual Report | 5/31/10     39

Trustees, Officers and Service Providers

Trustees
John F. Cogan, Jr., Chairman
David R. Bock
Mary K. Bush
Benjamin M. Friedman
Margaret B.W. Graham
Daniel K. Kingsbury
Thomas J. Perna
Marguerite A. Piret

Officers
John F. Cogan, Jr., President
Daniel K. Kingsbury, Executive  Vice President
Mark E. Bradley, Treasurer

Investment Adviser and Administrator
Pioneer Investment Management, Inc.


Custodian
Brown Brothers Harriman & Co.


Principal Underwriter
Pioneer Funds Distributor, Inc.


Legal Counsel
Bingham McCutchen LLP


Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.


Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at http://www.sec.gov.


40    Pioneer Oak Ridge Small Cap Growth Fund | Semiannual Report | 5/31/10

                            This page for your notes.

    Pioneer Oak Ridge Small Cap Growth Fund | Semiannual Report | 5/31/10     41

                            This page for your notes.

42    Pioneer Oak Ridge Small Cap Growth Fund | Semiannual Report | 5/31/10

                            This page for your notes.

    Pioneer Oak Ridge Small Cap Growth Fund | Semiannual Report | 5/31/10     43

                            This page for your notes.

44    Pioneer Oak Ridge Small Cap Growth Fund | Semiannual Report | 5/31/10

How to Contact Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:
--------------------------------------------------------------------------------
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                                 1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                              1-800-225-4321

Retirement plans information                                      1-800-622-0176


Write to us:
--------------------------------------------------------------------------------
PIMSS, Inc.
P.O. Box 55014
Boston, Massachusetts 02205-5014

Our toll-free fax                                                 1-800-225-4240

Our internet e-mail address                 ask.pioneer@pioneerinvestments.com
(for general questions about Pioneer only)

Visit our web site: www.pioneerinvestments.com




This report must be preceded or accompanied by a prospectus.

The Fund files a complete statement of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.



--------------------------------------------------------------------------------












Pioneer Select Mid Cap
Growth Fund
--------------------------------------------------------------------------------
Semiannual Report | May 31, 2010
--------------------------------------------------------------------------------





Ticker Symbols:
Class A   PMCTX
Class C   PMTCX
Class Y   PMTYX

[Logo]PIONEER
      Investments(R)
                        visit us: pioneerinvestments.com

Table of Contents

Letter to Shareowners                                                    2

Portfolio Management Discussion                                          4

Portfolio Summary                                                        7

Prices and Distributions                                                 8

Performance Update                                                       9

Comparing Ongoing Fund Expenses                                         12

Schedule of Investments                                                 14

Financial Statements                                                    25

Notes to Financial Statements                                           32

Trustees, Officers and Service Providers                                40


          Pioneer Select Mid Cap Growth Fund | Semiannual Report | 5/31/10     1

President's Letter

Dear Shareowner,

Stock and bond markets around the globe have begun to recover over the past year from one of their most tumultuous periods in history. This is a welcome relief, and we are generally optimistic about the prospects for the economy going forward. Still, challenges remain. Unemployment is high; consumer demand and loan growth are weak; and housing has not returned to normal.

At Pioneer, we have long advocated the benefits of investing for the long term. This strategy has generally performed well for many investors. Those who remained invested in the market during the downturn have most likely seen their portfolios start to recover over the past year, as the Dow Jones Industrial Average climbed back from the depressed levels we saw in early 2009. Many bond investors have similarly seen a strong rebound, with a broad-based recovery occurring across many different fixed-income asset classes. The riskiest asset classes, such as high-yield bonds, outperformed other fixed-income asset classes during most of 2009.

At Pioneer, we are not changing the approach to investing that we have used for more than 80 years. We remain focused on company fundamentals and risk management. Our investment process is based on careful research into individual companies, quantitative analysis, and active portfolio management. This three-pillared process, which we apply to each of our portfolios, is supported by an integrated team approach and is designed to carefully balance risk and reward. While we see potential opportunities for making money in many corners of the markets around the globe, it takes research and experience to separate solid investment opportunities from speculation.

Following this difficult period, many investors are rethinking their approach to investing and risk management. Some are questioning whether the basic investment principles they were taught in the past are still useful in today's markets. Complicating matters is that financial markets remain unpredictable. Our advice, as always, is to work closely with a trusted financial advisor to discuss your goals and work together to develop an investment strategy that meets your individual needs. There is no single best strategy that works for every investor.


2     Pioneer Select Mid Cap Growth Fund | Semiannual Report | 5/31/10

We invite you to learn more about Pioneer and our time-tested approach to investing by consulting with your financial advisor or visiting us online at www.pioneerinvestments.com. We greatly appreciate your trust in us and we thank you for investing with Pioneer.

Sincerely,

/s/ Daniel K. Kingsbury

Daniel K. Kingsbury
President and CEO
Pioneer Investment Management USA Inc.


Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of Fund management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.


          Pioneer Select Mid Cap Growth Fund | Semiannual Report | 5/31/10     3

Portfolio Management Discussion | 5/31/10

Pioneer Select Mid Cap Growth Fund returned positive results over the six months ended May 31, 2010, but trailed its benchmark, the Russell Midcap Growth Index, and its Lipper peers. In the following interview, portfolio manager Ken Winston describes the turbulent period ended May 31, 2010, and how the Fund is positioned for the months ahead.

Q Please describe the investment environment over the six months ended May 31, 2010.

A The market rose and fell with the flow of economic data and global events. The U.S. recovery progressed slowly, but without cutting into persistently high unemployment. Meanwhile, Greece's sovereign debt crisis cast a pall on credit markets in Europe, while China sought to cool its red-hot economy, a change that could very well cut demand for a range of products and commodities. Encouraging corporate earnings reports provided a boost to stocks in the spring of 2010, but market leadership was concentrated in companies and sectors where we did not see favorable risk/reward characteristics. Investor uncertainty about the impact of new health care laws and concerns over what details might be in the pending financial reform package also were significant headwinds. The oil spill in the Gulf of Mexico added to worries, as did unimpressive readings for leading economic indicators contained in the May 2010 report.

Q How did the Fund perform against that background over the six months ended May 31, 2010?

A Pioneer Select Mid Cap Growth Fund's Class A shares had a total return of 6.06% at net asset value for the six months ended May 31, 2010, while the Fund's benchmark, the Russell Midcap Growth Index (the Russell Index), returned 9.65%. Over the same period, the average return of the 435 Funds in Lipper's Mid Cap Growth Funds category was 9.18%. The Fund's underperformance was due both to unfavorable stock selection and to being underweight to the Russell Index's best-performing sectors.

Q Which sectors or stocks contributed favorably to the Fund's performance over the six months ended May 31, 2010?

A Akamai was the Fund's top performer during the six-month period. Akamai's global network of servers helps speed delivery of web content around the world. Positive earnings results and the company's growing involvement in the storage and delivery of business applications fueled a sharp upward move in its shares. Cybersource, which provides online payment services for e-commerce, was acquired by Visa, adding to the Fund's performance


4     Pioneer Select Mid Cap Growth Fund | Semiannual Report | 5/31/10
     results. Estee Lauder, makers of skin care and other personal grooming products, drove favorable results for the Fund in the consumer staples sector. Led by new management and aided by updated systems, the company boosted earnings and expanded top-line revenues.

     In the airline industry, capacity cutbacks during the downturn have brought higher load factors and firmer ticket prices. Delta Airlines, a Fund holding, participated in the industry's increased profitability while enjoying cost synergies from its merger with Northwest. BE Aerospace, another Fund holding, which makes products for commercial and general aircraft cabins, benefited from an upgrade cycle. Rather than commit to new aircraft in uncertain times, many airlines are refitting cabins, including expansions of first and business class sections. BE has also gained market share in the parts distribution business.

Q What were some of the disappointments for the Fund over the six months ended May 31, 2010?

A The Fund was underweight in the four sectors that led the Russell Index benchmark's performance during the six-month period: consumer discretionary, industrials, health care and telecommunications services. The sector underweights accounted for about a quarter of the Fund's underperformance during the period, with the balance attributable to stock selection. We were surprised, in particular, by the strength in consumer spending, which worked in favor of consumer discretionary companies. A number of retailers and hotel stocks that the Fund did not hold turned in strong results.

     The materials sector, in which the Fund was overweight relative to the Russell Index, was weak over the six-month period ended May 31, 2010. Performance in technology was positive, but the stocks in the Russell Index scored better returns than those held by the Fund.

     MasterCard, the Fund's largest holding, fell during the period. We continue to like MasterCard's prospects, as credit cards continue to displace cash around the world. Pending regulation that may limit the fees that issuing banks charge could threaten earnings, but we believe the market has overreacted to this possibility.

     In health care, the Fund held below-benchmark positions in some strong stocks, and did not hold any stocks of health care providers and hospitals, which rose despite high debt levels and uncertain prospects. The Fund also avoided biotechnology, a segment with higher risks than we prefer.

     The worst individual impact on the Fund's performance came from MedAssets, which helps hospitals reduce costs and increase collections. The firm's shares fell when some contracts were not renewed in time. We added to the


          Pioneer Select Mid Cap Growth Fund | Semiannual Report | 5/31/10     5

     Fund's position in MedAssets on price weakness. We sold the Fund's position in Athena Health, which offers technology solutions for physician practices, when it appeared unable to sustain its rapid growth. Other underperformers during the six-month period included Blue Coat Systems, which provides web security enhancements for large enterprises, as it pre-announced weak earnings in May. Europe's slowdown also held the company back.

Q    What is your outlook for the upcoming quarters?

A The market is uneasy about the flood of new regulations coming from Washington, and the expiration of Bush-era tax cuts could hamper growth further. Meanwhile, Europe's problems persist and unemployment at home has been intractable. Businesses are not investing in new capacity, thus limiting job prospects, but instead are focusing on controlling costs and increasing productivity. We believe the current lackluster recovery probably will widen and we do not expect a renewed dip into recession. We also believe that growth is likely to slow further in 2011.

     The Fund remains overweight in technology, with an emphasis on software and services companies that can help client firms lower costs. We are also expanding the Fund's exposure in the health care arena, believing that the market will transition to more defensive holdings as the recovery matures. Our selection process for the Fund targets companies with sustainable growth characteristics that can gain market share and boost profits regardless of the economy. We anticipate that investors will favor companies of this kind, given the headwinds facing the recovery.

Please refer to the Schedule of Investments on pages 14-24 for a full listing of Fund securities.

At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political or regulatory developments or other risks affecting these industries or sectors. Investing in mid-sized companies may offer the potential for higher returns, but such companies are also subject to greater short-term price fluctuations than larger, more-established companies.

Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of Fund management as of the date of this report. These statements should not be relied upon for any other purposes.


6     Pioneer Select Mid Cap Growth Fund | Semiannual Report | 5/31/10

Portfolio Summary | 5/31/10

Portfolio Diversification

--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[THE FOLLOWING DATA WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL]

U.S. Common Stocks                                                        87.8%
Temporary Cash Investments                                                10.8%
Depositary Receipts for International Stocks                               1.4%



Sector Distribution

--------------------------------------------------------------------------------
(As a percentage of equity holdings)

[THE FOLLOWING DATA WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL]

Information Technology                                                    27.8%
Consumer Discretionary                                                    17.9%
Health Care                                                               16.0%
Industrials                                                               13.9%
Financials                                                                 7.6%
Materials                                                                  6.2%
Consumer Staples                                                           4.8%
Energy                                                                     4.4%
Utilities                                                                  1.4%

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of equity holdings)*

    1.    Urban Outfitters, Inc.              1.83%
    2.    FMC Corp.                           1.70
    3.    Guess?, Inc.                        1.67
    4.    ON Semiconductor Corp.              1.58
    5.    LKQ Corp.                           1.56
    6.    Nuance Communications, Inc.         1.55
    7.    MasterCard, Inc.                    1.39
    8.    HIS, Inc.                           1.33
    9.    Marvel Tech Group, Ltd.             1.32
   10.    Akami Technologies, Inc.            1.31

* This list excludes temporary cash and derivative instruments. The portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.


          Pioneer Select Mid Cap Growth Fund | Semiannual Report | 5/31/10     7

Prices and Distributions | 5/31/10

Net Asset Value per Share
--------------------------------------------------------------------------------

     Class           5/31/10           11/30/09
       A             $ 14.70           $ 13.86
-----------------------------------------------
       C             $ 13.77           $ 13.04
-----------------------------------------------
       Y             $ 14.96           $ 14.08
-----------------------------------------------

Distributions per Share: 12/1/09-5/31/10
--------------------------------------------------------------------------------

                    Net
                Investment       Short-Term        Long-Term
    Class         Income       Capital Gains     Capital Gains
      A           $ --             $ --              $ --
--------------------------------------------------------------
      C           $ --             $ --              $ --
--------------------------------------------------------------
      Y           $ --             $ --              $ --
--------------------------------------------------------------


8     Pioneer Select Mid Cap Growth Fund | Semiannual Report | 5/31/10

Performance Update | 5/31/10                                      Class A Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Select Mid Cap Growth Fund at public offering price, compared to that of the Russell Midcap Growth Index.

Average Annual Total Returns
(As of May 31, 2010)
-------------------------------------------------------------------------
                                     Net Asset       Public Offering
Period                               Value (NAV)     Price (POP)
-------------------------------------------------------------------------
10 Years                              6.34%           5.71%
5 Years                               5.33            4.08
1 Year                               21.69           14.66
-------------------------------------------------------------------------
Expense Ratio
(Per prospectus dated April 1, 2010)
-------------------------------------------------------------------------
                                      Gross            Net
-------------------------------------------------------------------------
                                      1.30%           1.26%
-------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED BY A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

              Pioneer Select
                 Mid Cap         Russell Midcap
               Growth Fund        Growth Fund
5/00               9,425            10,000
                  11,214             7,572
5/02              10,464             6,273
                  10,055             5,906
5/04              12,569             7,508
                  13,448             8,302
5/06              16,515             9,598
                  18,774            11,647
5/08              20,276            11,555
                  14,323             7,427
5/10              17,430             9,665

Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

NAV results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. POP returns reflect deduction of maximum 5.75% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects contractual expense limitations currently in effect through 6/1/12 for Class A shares. There can be no assurance that Pioneer will extend the expense limitations beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Pioneer Select Mid Cap Growth Fund was created through the reorganization of predecessor fund Regions Morgan Keegan Select Mid Cap Growth Fund into the Fund on May 15, 2009. The performance of Class A shares of the Fund for periods prior to May 15, 2009 is based on the performance of Regions Morgan Keegan Select Mid Cap Growth Fund's Class A shares, which has been restated to reflect any applicable sales charges (but not other differences in expenses). This adjustment has the effect of reducing the previously reported performance of Regions Morgan Keegan Select Mid Cap Growth Fund.

The Russell Midcap Growth Index measures the performance of U.S. mid-cap growth stocks. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in an index.


          Pioneer Select Mid Cap Growth Fund | Semiannual Report | 5/31/10     9

Performance Update | 5/31/10                                      Class C Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Select Mid Cap Growth Fund, compared to that of the Russell Midcap Growth Index.


Average Annual Total Returns
(As of May 31, 2010)
---------------------------------------------------------------------
                                            If             If
Period                                      Held           Redeemed
---------------------------------------------------------------------
Life-of-Class
(1/7/2002)                                  5.11%           5.11%
5 Years                                     4.72            4.72
1 Year                                     20.68           20.68
---------------------------------------------------------------------
Expense Ratio
(Per prospectus dated April 1, 2010)
---------------------------------------------------------------------
                                           Gross            Net
---------------------------------------------------------------------
                                            2.32%           2.16%
---------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED BY A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                 Pioneer Select
                    Mid Cap         Russell Midcap
                  Growth Fund        Growth Fund
1/02                10,000             10,000
5/02                10,068              9,329
                     9,613              8,784
5/04                11,926             11,166
                    12,688             12,346
5/06                15,536             14,274
                    17,620             17,321
5/08                18,876             17,184
                    13,238             11,045
5/10                15,976             14,374

Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). If you paid a 1% sales charge, your returns would be lower than those shown above. "If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects contractual expense limitations currently in effect through April 1, 2011, for Class C shares. There can be no assurance that Pioneer will extend the expense limitations beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Pioneer Select Mid Cap Growth Fund was created through the reorganization of predecessor fund Regions Morgan Keegan Select Mid Cap Growth Fund into the Fund on May 15, 2009. The performance of Class C shares of the Fund for periods prior to May 15, 2009 is based on the performance of Regions Morgan Keegan Select Mid Cap Growth Fund's Class C shares, which has been restated to reflect any applicable sales charges (but not other differences in expenses). This adjustment has the effect of reducing the previously reported performance of Regions Morgan Keegan Select Mid Cap Growth Fund.

The Russell Midcap Growth Index measures the performance of U.S. mid-cap growth stocks. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in an index.


10     Pioneer Select Mid Cap Growth Fund | Semiannual Report | 5/31/10

Performance Update | 5/31/10                                      Class Y Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Select Mid Cap Growth Fund, compared to that of the Russell Midcap Growth Index.


Average Annual Total Returns
(As of May 31, 2010)
---------------------------------------------------------------------
                                            If        If
Period                                      Held      Redeemed
---------------------------------------------------------------------
Life-of-Class
(6/23/2004)                                 5.76%      5.76%
5 Years                                     5.59       5.59
1 Year                                     22.32      22.32
---------------------------------------------------------------------
Expense Ratio
(Per prospectus dated April 1, 2010)
---------------------------------------------------------------------
                                           Gross        Net
---------------------------------------------------------------------
                                            0.98%      0.98%
---------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED BY A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                Pioneer Select
                   Mid Cap         Russell Midcap
                 Growth Fund        Growth Fund
6/04               10,000              10,000
5/05               10,574              10,884
5/06               13,007              12,583
5/07               14,798              15,269
5/08               16,034              15,149
5/09               11,348               9,737
5/10               13,882              12,671

Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Pioneer Select Mid Cap Growth Fund was created through the reorganization of predecessor fund Regions Morgan Keegan Select Mid Cap Growth Fund into the Fund on May 15, 2009. The performance of Class Y shares of the Fund for periods prior to May 15, 2009 is based on the performance of Regions Morgan Keegan Select Mid Cap Growth Fund's Class I shares, which has not been restated to reflect any differences in expenses.

The Russell Midcap Growth Index measures the performance of U.S. mid-cap growth stocks. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in an index.


         Pioneer Select Mid Cap Growth Fund | Semiannual Report | 5/31/10     11

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2) transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.

Using the Tables
--------------------------------------------------------------------------------
Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

(1)   Divide your account value by $1,000
      Example: an $8,600 account value [divided by] $1,000 = 8.6

(2) Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Select Mid Cap Growth Fund

Based on actual returns from December 1, 2009 through May 31, 2010.


---------------------------------------------------------------------
 Share Class                  A                C                Y
---------------------------------------------------------------------
 Beginning Account       $ 1,000.00       $ 1,000.00       $ 1,000.00
 Value on 12/1/09
---------------------------------------------------------------------
 Ending Account          $ 1,060.60       $ 1,056.00       $ 1,062.50
 Value on 5/31/10
---------------------------------------------------------------------
 Expenses Paid           $     6.16       $    11.02       $     3.81
 During Period*
---------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 1.20%, 2.15% and 0.74% for Class A, Class C, and Class Y shares, respectively, multiplied by the average account value over the period multiplied by 182/365 (to reflect the one-half year period).


12     Pioneer Select Mid Cap Growth Fund | Semiannual Report | 5/31/10

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Select Mid Cap Growth Fund

Based on a hypothetical 5% return per year before expenses, reflecting the period from December 1, 2009 through May 31, 2010.

---------------------------------------------------------------------
 Share Class                  A                C                Y
---------------------------------------------------------------------
 Beginning Account       $ 1,000.00       $ 1,000.00       $ 1,000.00
 Value on 12/1/09
---------------------------------------------------------------------
 Ending Account          $ 1,018.95       $ 1,014.21       $ 1,021.24
 Value on 5/31/10
---------------------------------------------------------------------
 Expenses Paid           $     6.04       $    10.80       $     3.73
 During Period*
---------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 1.20%, 2.15% and 0.74% for Class A, Class C, and Class Y shares, respectively, multiplied by the average account value over the period multiplied by 182/365 (to reflect the one-half year period).


         Pioneer Select Mid Cap Growth Fund | Semiannual Report | 5/31/10     13

Schedule of Investments | 5/31/10 (unaudited)

 Shares                                                           Value
               COMMON STOCKS -- 98.6%
               ENERGY -- 4.4%
               Coal & Consumable Fuels -- 1.0%
    60,800     Alpha Natural Resources, Inc.*                     $  2,332,896
    71,100     Consol Energy, Inc.                                   2,593,728
                                                                  ------------
                                                                  $  4,926,624
------------------------------------------------------------------------------
               Oil & Gas Equipment & Services -- 1.5%
    71,000     Cameron International Corp.*                       $  2,570,200
    99,100     Exterran Holdings, Inc.*(b)                           2,527,050
   280,000     Newpark Resources, Inc.*                              1,797,600
                                                                  ------------
                                                                  $  6,894,850
------------------------------------------------------------------------------
               Oil & Gas Exploration & Production -- 1.9%
    29,600     Newfield Exploration Co.*                          $  1,540,976
    19,200     Noble Affiliates, Inc.                                1,142,208
    30,600     Range Resources Corp.                                 1,375,470
   127,100     Southwestern Energy Co.*                              4,780,231
                                                                  ------------
                                                                  $  8,838,885
                                                                  ------------
               Total Energy                                       $ 20,660,359
------------------------------------------------------------------------------
               MATERIALS -- 6.1%
               Construction Materials -- 0.5%
    27,900     Martin Marietta Materials, Inc. (b)                $  2,601,117
------------------------------------------------------------------------------
               Diversified Chemical -- 2.8%
    45,000     Ashland, Inc.                                      $  2,412,450
   131,400     FMC Corp.                                             7,956,270
   181,000     Solutia, Inc.*                                        2,742,150
                                                                  ------------
                                                                  $ 13,110,870
------------------------------------------------------------------------------
               Diversified Metals & Mining -- 0.2%
    12,879     Freeport-McMoRan Copper & Gold, Inc. (Class B)     $    902,174
------------------------------------------------------------------------------
               Industrial Gases -- 1.0%
    78,900     Airgas, Inc.                                       $  4,928,883
------------------------------------------------------------------------------
               Steel -- 1.6%
    54,000     Cliffs Natural Resources, Inc.                     $  3,016,440
   300,900     Steel Dynamics, Inc.                                  4,414,203
                                                                  ------------
                                                                  $  7,430,643
                                                                  ------------
               Total Materials                                    $ 28,973,687
------------------------------------------------------------------------------
               CAPITAL GOODS -- 9.2%
               Aerospace & Defense -- 3.8%
   184,500     BE Aerospace, Inc.*                                $  5,003,640
   142,300     DigitalGlobe, Inc.*                                   3,980,131
   174,700     Hexcel Corp.*                                         2,789,959

The accompanying notes are an integral part of these financial statements.

14     Pioneer Select Mid Cap Growth Fund | Semiannual Report | 5/31/10

    Shares                                              Value
               Aerospace & Defense -- (continued)
    59,000     ITT Corp.                                $  2,848,520
    30,600     Precision Castparts Corp.                   3,571,020
                                                        ------------
                                                        $ 18,193,270
--------------------------------------------------------------------
               Construction & Engineering -- 0.4%
    90,900     KBR, Inc.                                $  1,997,982
--------------------------------------------------------------------
               Electrical Component & Equipment -- 0.9%
    92,600     Cooper Industries Plc                    $  4,349,422
--------------------------------------------------------------------
               Industrial Conglomerates -- 0.8%
   179,800     Textron, Inc.                            $  3,711,072
--------------------------------------------------------------------
               Industrial Machinery -- 2.7%
    55,000     Crane Co.                                $  1,789,150
    65,000     Ingersoll-Rand Plc                          2,425,150
   122,024     Kennametal, Inc.                            3,442,297
    87,073     SPX Corp.                                   5,146,014
                                                        ------------
                                                        $ 12,802,611
--------------------------------------------------------------------
               Trading Companies & Distributors -- 0.6%
    25,900     W.W. Grainger, Inc.                      $  2,635,325
                                                        ------------
               Total Capital Goods                      $ 43,689,682
--------------------------------------------------------------------
               COMMERCIAL SERVICES & SUPPLIES -- 3.8%
               Diversified Support Services -- 0.7%
    95,901     Copart, Inc.*                            $  3,442,846
--------------------------------------------------------------------
               Environmental & Facilities Services -- 0.7%
    56,600     Stericycle, Inc.*(b)                     $  3,317,892
--------------------------------------------------------------------
               Research & Consulting Services -- 2.4%
   121,000     CoStar Group, Inc.*(b)                   $  4,933,170
   120,000     HIS, Inc.*(b)                               6,211,200
                                                        ------------
                                                        $ 11,144,370
                                                        ------------
               Total Commercial Services & Supplies     $ 17,905,108
--------------------------------------------------------------------
               TRANSPORTATION -- 0.7%
               Airlines -- 0.7%
    35,800     Copa Holdings SA*                        $  1,825,800
   114,000     Delta Air Lines, Inc.*(b)                   1,548,120
                                                        ------------
                                                        $  3,373,920
                                                        ------------
               Total Transportation                     $  3,373,920
--------------------------------------------------------------------
               AUTOMOBILES & COMPONENTS -- 0.5%
               Auto Parts & Equipment -- 0.5%
   125,000     Gentex Corp.*                            $  2,460,000
                                                        ------------
               Total Automobiles & Components           $  2,460,000
--------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

         Pioneer Select Mid Cap Growth Fund | Semiannual Report | 5/31/10     15

    Shares                                           Value
               CONSUMER DURABLES & APPAREL -- 1.9%
               Apparel, Accessories & Luxury Goods -- 0.4%
    40,000     The Warnaco Group, Inc.*              $  1,703,600
-----------------------------------------------------------------
               Footwear -- 0.4%
    11,300     Deckers Outdoor Corp.*                $  1,635,336
-----------------------------------------------------------------
               Housewares & Specialties -- 0.4%
    68,200     Jarden Corp.                          $  1,985,302
-----------------------------------------------------------------
               Leisure Products -- 0.7%
    85,500     Hasbro, Inc.                          $  3,432,825
                                                     ------------
               Total Consumer Durables & Apparel     $  8,757,063
-----------------------------------------------------------------
               CONSUMER SERVICES -- 6.0%
               Casinos & Gaming -- 1.2%
    63,500     Bally Technologies, Inc.*             $  2,698,750
    61,600     WMS Industries, Inc.*                    2,853,928
                                                     ------------
                                                     $  5,552,678
-----------------------------------------------------------------
               Education Services -- 0.7%
    58,100     DeVry, Inc.                           $  3,340,169
-----------------------------------------------------------------
               Hotels, Resorts & Cruise Lines -- 1.2%
   200,000     7 Days Group Holding Co.*             $  2,364,000
   142,800     Wyndham Worldwide Corp.                  3,370,080
                                                     ------------
                                                     $  5,734,080
-----------------------------------------------------------------
               Leisure Facilities -- 0.4%
    47,300     Life Time Fitness, Inc.*(b)           $  1,755,303
-----------------------------------------------------------------
               Restaurants -- 2.5%
    17,000     Chipotle Mexican Grill, Inc.*         $  2,418,760
    50,000     Cracker Barrell Old Country, Inc.        2,491,500
    80,900     Darden Restaurants, Inc.                 3,470,610
    87,000     Yum! Brands, Inc.                        3,562,650
                                                     ------------
                                                     $ 11,943,520
                                                     ------------
               Total Consumer Services               $ 28,325,750
-----------------------------------------------------------------
               RETAILING -- 9.3%
               Apparel Retail -- 4.7%
   205,400     Guess?, Inc. (b)                      $  7,803,146
    56,700     Ross Stores, Inc. (b)                    2,971,080
    65,600     TJX Companies, Inc.                      2,982,176
   234,800     Urban Outfitters, Inc.*(b)               8,523,240
                                                     ------------
                                                     $ 22,279,642
-----------------------------------------------------------------
               Automotive Retail -- 1.0%
    93,900     Advance Auto Parts, Inc.              $  4,860,264
-----------------------------------------------------------------
               Distributors -- 1.6%
   396,000     LKQ Corp.*                            $  7,294,320
-----------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

16     Pioneer Select Mid Cap Growth Fund | Semiannual Report | 5/31/10

    Shares                                                  Value
               General Merchandise Stores -- 1.6%
    86,300     Big Lots, Inc.*                              $  3,048,979
   114,800     Family Dollar Stores, Inc. (b)                  4,676,952
                                                            ------------
                                                            $  7,725,931
------------------------------------------------------------------------
               Specialty Stores -- 0.4%
    90,000     Staples, Inc.                                $  1,936,800
                                                            ------------
               Total Retailing                              $ 44,096,957
------------------------------------------------------------------------
               FOOD & DRUG RETAILING -- 1.2%
               Drug Retail -- 1.2%
   159,400     CVS/Caremark Corp.                           $  5,520,022
                                                            ------------
               Total Food & Drug Retailing                  $  5,520,022
------------------------------------------------------------------------
               FOOD, BEVERAGE & TOBACCO -- 3.2%
               Packaged Foods & Meats -- 2.2%
    63,222     American Italian Pasta Co.*                  $  2,459,968
   120,000     Green Mountain Coffee Roasters, Inc.*(b)        2,838,000
    89,600     The J.M. Smucker Co.                            4,947,712
                                                            ------------
                                                            $ 10,245,680
------------------------------------------------------------------------
               Soft Drinks -- 1.0%
   111,700     Fomento Economico Mexicano SA de CV          $  4,711,506
                                                            ------------
               Total Food, Beverage & Tobacco               $ 14,957,186
------------------------------------------------------------------------
               HOUSEHOLD & PERSONAL PRODUCTS -- 0.4%
               Personal Products -- 0.4%
    33,800     Estee Lauder Co.                             $  1,969,526
                                                            ------------
               Total Household & Personal Products          $  1,969,526
------------------------------------------------------------------------
               HEALTH CARE EQUIPMENT & SERVICES -- 9.9%
               Health Care Distributors -- 1.5%
   150,300     Cardinal Health, Inc.                        $  5,183,847
    29,600     Henry Schein, Inc.*                             1,669,736
                                                            ------------
                                                            $  6,853,583
------------------------------------------------------------------------
               Health Care Equipment -- 2.3%
   299,600     Hologic, Inc.*                               $  4,464,040
    90,900     Hospira, Inc.*                                  4,732,254
     5,000     Surgical Intuitive, Inc.*                       1,613,850
                                                            ------------
                                                            $ 10,810,144
------------------------------------------------------------------------
               Health Care Services -- 2.6%
    97,400     Emergency Medical Services, Inc.*            $  5,217,718
    45,700     Express Scripts, Inc.*                          4,597,420
    41,000     Mednax, Inc.*                                   2,318,550
                                                            ------------
                                                            $ 12,133,688
------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

         Pioneer Select Mid Cap Growth Fund | Semiannual Report | 5/31/10     17

    Shares                                                 Value
               Health Care Supplies -- 2.2%
   236,000     Align Technology, Inc.*                     $  3,521,120
    72,200     Haemonetics Corp.*                             3,894,468
    87,600     Inverness Medical Innovations, Inc.*(b)        3,049,356
                                                           ------------
                                                           $ 10,464,944
-----------------------------------------------------------------------
               Health Care Technology -- 0.9%
    29,201     AthenaHealth, Inc.*(b)                      $    723,017
   163,106     MedAssets, Inc.*                               3,700,875
                                                           ------------
                                                           $  4,423,892
-----------------------------------------------------------------------
               Managed Health Care -- 0.4%
    71,900     AETNA, Inc.                                 $  2,096,604
                                                           ------------
               Total Health Care Equipment & Services      $ 46,782,855
-----------------------------------------------------------------------
               PHARMACEUTICALS & BIOTECHNOLOGY -- 5.8%
               Biotechnology -- 1.9%
    60,000     Advanced Magnetics, Inc.*(b)                $  1,910,400
    79,300     Alexion Pharmaceuticals, Inc.*                 3,967,379
    71,400     Incyte Genomics, Inc.*(b)                        920,346
    64,600     Vertex Pharmaceuticals, Inc.*(b)               2,234,514
                                                           ------------
                                                           $  9,032,639
-----------------------------------------------------------------------
               Life Sciences Tools & Services -- 1.2%
    58,600     Life Technologies Corp.*                    $  2,933,516
    42,000     Waters Corp.*                                  2,874,480
                                                           ------------
                                                           $  5,807,996
-----------------------------------------------------------------------
               Pharmaceuticals -- 2.7%
    79,600     Allergan, Inc.                              $  4,791,124
   236,100     Cardiome Pharma Corp.*                         1,995,045
   211,000     Mylan, Inc.*(b)                                4,101,840
    40,000     Watson Pharmaceuticals, Inc.*                  1,766,400
                                                           ------------
                                                           $ 12,654,409
                                                           ------------
               Total Pharmaceuticals & Biotechnology       $ 27,495,044
-----------------------------------------------------------------------
               BANKS -- 1.2%
               Regional Banks -- 1.2%
    59,200     City National Corp. (b)                     $  3,414,656
   309,100     KeyCorp                                        2,478,982
                                                           ------------
                                                           $  5,893,638
                                                           ------------
               Total Banks                                 $  5,893,638
-----------------------------------------------------------------------
               DIVERSIFIED FINANCIALS -- 2.6%
               Asset Management & Custody Banks -- 1.3%
   195,300     Invesco, Ltd.                               $  3,624,768
    46,900     Northern Trust Corp.                           2,382,989
                                                           ------------
                                                           $  6,007,757
-----------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

18     Pioneer Select Mid Cap Growth Fund | Semiannual Report | 5/31/10

    Shares                                           Value
               Investment Banking & Brokerage -- 1.3%
    72,700     Lazard, Ltd.                          $  2,292,958
   223,900     TD Ameritrade Holding Corp.*             3,969,747
                                                     ------------
                                                     $  6,262,705
                                                     ------------
               Total Diversified Financials          $ 12,270,462
-----------------------------------------------------------------
               INSURANCE -- 3.1%
               Life & Health Insurance -- 1.5%
    88,350     Lincoln National Corp.                $  2,337,741
   200,000     Unum Group, Inc.                         4,620,000
                                                     ------------
                                                     $  6,957,741
-----------------------------------------------------------------
               Property & Casualty Insurance -- 1.6%
   150,700     Assured Guaranty, Ltd.                $  2,531,760
   166,189     Axis Capital Holdings, Ltd.              5,052,146
                                                     ------------
                                                     $  7,583,906
                                                     ------------
               Total Insurance                       $ 14,541,647
-----------------------------------------------------------------
               REAL ESTATE -- 0.5%
               Real Estate Services -- 0.5%
    31,800     Jones Lang LaSalle, Inc.              $  2,372,916
                                                     ------------
               Total Real Estate                     $  2,372,916
-----------------------------------------------------------------
               SOFTWARE & SERVICES -- 17.9%
               Application Software -- 7.2%
   126,800     Ansys, Inc.*                          $  5,544,964
   119,000     Asiainfo Holdings, Inc.*(b)              2,550,170
    62,100     Citrix Systems, Inc.*                    2,708,181
   123,000     Informatica Corp.*(b)                    3,173,400
    81,000     Intuit, Inc.*                            2,894,940
    33,700     MicroStrategy, Inc.*                     2,596,922
   425,000     Nuance Communications, Inc.*(b)          7,239,875
   200,000     SS&C Technologies Holdings, Inc.*        3,264,000
   373,400     TIBCO Software, Inc.*                    4,260,494
                                                     ------------
                                                     $ 34,232,946
-----------------------------------------------------------------
               Data Processing & Outsourced Services -- 2.9%
    58,300     Alliance Data Systems Corp.*(b)       $  4,119,478
    80,300     Hewitt Associates, Inc.*                 2,991,175
    32,100     MasterCard, Inc. (b)                     6,476,817
                                                     ------------
                                                     $ 13,587,470
-----------------------------------------------------------------
               Internet Software & Services -- 2.8%
   154,000     Akamai Technologies, Inc.*(b)         $  6,116,880
     9,500     Google, Inc.*                            4,609,210
    52,801     VistaPrint NV*(b)                        2,465,279
                                                     ------------
                                                     $ 13,191,369
-----------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

         Pioneer Select Mid Cap Growth Fund | Semiannual Report | 5/31/10     19

   Shares                                                Value
               IT Consulting & Other Services -- 1.9%
  134,400      Amdocs, Ltd.*                             $  3,830,400
  108,500      Cognizant Tech Solutions Corp.*              5,429,340
                                                         ------------
                                                         $  9,259,740
---------------------------------------------------------------------
               Systems Software -- 3.1%
  142,200      Arcsight, Inc.*                           $  3,080,052
  100,000      Ariba, Inc.*                                 1,505,000
   57,800      BMC Software, Inc.*                          2,139,178
  107,600      McAfee, Inc.*                                3,421,680
   90,000      Red Hat, Inc.*                               2,637,900
   50,000      Rovi Corp.*(b)                               1,867,000
                                                         ------------
                                                         $ 14,650,810
                                                         ------------
               Total Software & Services                 $ 84,922,335
---------------------------------------------------------------------
               TECHNOLOGY HARDWARE & EQUIPMENT -- 2.5%
               Communications Equipment -- 1.0%
   65,000      Blue Coat Systems, Inc.*                  $  1,395,550
  290,000      Brocade Communications Systems, Inc.*        1,580,500
   64,810      Riverbed Technology, Inc.*                   1,732,371
                                                         ------------
                                                         $  4,708,421
---------------------------------------------------------------------
               Computer Hardware -- 0.5%
   10,000      Apple, Inc.*                              $  2,571,600
---------------------------------------------------------------------
               Electronic Equipment & Instruments -- 1.0%
   70,600      Itron, Inc.*                              $  4,706,196
                                                         ------------
               Total Technology Hardware & Equipment     $ 11,986,217
---------------------------------------------------------------------
               SEMICONDUCTORS -- 7.0%
               Semiconductor Equipment -- 0.5%
  150,000      Brooks Automation, Inc.*                  $  1,248,000
  101,400      MEMC Electronic Materials, Inc.*(b)          1,150,890
                                                         ------------
                                                         $  2,398,890
---------------------------------------------------------------------
               Semiconductors -- 6.5%
   47,000      Atheros Communications, Inc.*             $  1,598,000
  448,300      Atmel Corp.*                                 2,288,572
  433,836      LSI Corp.*                                   2,312,346
  324,400      Marvell Technology Group, Ltd.*              6,157,112
  400,000      Micron Technology, Inc.*                     3,636,000
   65,000      Netlogic Microsystems, Inc.*                 1,870,050
1,008,100      ON Semiconductor Corp.*                      7,369,211
  585,000      RF Micro Devices, Inc.*(b)                   2,808,000
  163,600      Skyworks Solutions, Inc.*(b)                 2,606,148
                                                         ------------
                                                         $ 30,645,439
                                                         ------------
               Total Semiconductors                      $ 33,044,329
---------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

20     Pioneer Select Mid Cap Growth Fund | Semiannual Report | 5/31/10

        Shares                                                                    Value
                    UTILITIES -- 1.4%
                    Gas Utilities -- 1.4%
       105,800      EQT Corp.                                                     $  4,146,301
        56,000      Questar Corp.                                                    2,512,160
                                                                                  ------------
                                                                                  $  6,658,461
                                                                                  ------------
                    Total Utilities                                               $  6,658,461
----------------------------------------------------------------------------------------------
                    TOTAL COMMON STOCKS
                    (Cost $409,094,071)                                           $466,657,164
----------------------------------------------------------------------------------------------
 Principal
 Amount
                    TEMPORARY CASH INVESTMENTS -- 11.9%
                    Repurchase Agreements -- 1.6%
   $ 2,530,000      Barclays Bank Plc, 0.17%, dated 5/28/10, repurchase price
                    of $2,530,000 plus accrued interest on 6/1/10
                    collateralized by $2,580,601 U.S. Treasury Notes,
                    1.375-2.625%, 5/31/10-5/15/12                                 $  2,530,000
     2,530,000      Barclays Bank Plc, 0.18%, dated 5/28/10, repurchase price
                    of $2,530,000 plus accrued interest on 6/1/10
                    collateralized by the following:
                    $2,072,506 Federal National Mortgage Association,
                    4.5-5.5%, 6/1/22-8/1/39
                    $508,094 Freddie Mac Giant, 6.5%, 9/1/37                         2,530,000
     2,530,000      JPMorgan, Inc., 0.20%, dated 5/28/10, repurchase price of
                    $2,530,000 plus accrued interest on 6/1/10 collateralized
                    by $2,580,670 Government National Mortgage Association I,
                    4.5%, 7/15/39                                                    2,530,000
                                                                                  ------------
                    Total Repurchase Agreements                                   $  7,590,000
----------------------------------------------------------------------------------------------
                    Securities Lending Collateral -- 10.3% (c)
                    Certificates of Deposit:
     1,245,920      Bank of Nova Scotia, 0.2%, 6/1/10                             $  1,245,920
     1,378,230      Barclays, 0.30%, 7/23/10                                         1,378,230
     1,378,234      BBVA NY, 0.265%, 6/1/10                                          1,378,234
       419,014      BNP Paribas, 0.70%, 6/4/10                                         419,014
     1,516,053      CBA Financial, 0.27%, 1/3/11                                     1,516,053
     1,378,230      Deutschebank, 0.30%, 7/19/10                                     1,378,230
       826,938      DnB NOR Bank ASA NY, 0.49%, 8/26/10                                826,938
     1,378,244      Rabobank Nederland NY, 0.23%, 7/6/10                             1,378,244
     1,378,230      Royal Bank of Canada, 0.26%, 1/21/11                             1,378,230
     1,378,230      Svenska NY, 0.265%, 7/19/10                                      1,378,230
                                                                                  ------------
                                                                                  $ 12,277,323
----------------------------------------------------------------------------------------------
                    Commercial Paper:
       551,292      American Honda Finance, 0.37%, 4/15/11                        $    551,292
       826,938      American Honda Finance, 0.31%, 5/4/11                              826,938
       182,349      Caterpillar Financial Services, 0.34%, 8/20/10                     182,349

The accompanying notes are an integral part of these financial statements.

         Pioneer Select Mid Cap Growth Fund | Semiannual Report | 5/31/10     21

 Principal
 Amount                                                        Value
                 Commercial Paper -- (continued)
$689,080         CBAPP, 0.20%, 6/7/10                          $    689,080
1,377,865        CLIPPR, 0.28%, 7/2/10                            1,377,865
 688,562         PARFIN, 0.39%, 8/11/10                             688,562
1,101,372        CHARFD, 0.46%, 8/23/10                           1,101,372
 573,375         FAIRPP, 0.50%, 8/16/10                             573,375
1,246,851        CME, Inc., 0.90%, 8/6/10                         1,246,851
 150,213         GE Capital Corp., 0.31%, 10/6/10                   150,213
 149,189         GE Capital Corp., 0.35%, 10/21/10                  149,189
 413,600         GE Capital Corp., 0.43%, 8/20/10                   413,600
 689,033         GE, 0.30%, 1/26/11                                 689,033
 137,693         GE Capital Corp., 0.33%, 6/6/11                    137,693
 153,687         John Deere Capital Corp., 0.33%, 7/16/10           153,687
1,165,836        JPMorgan Chase & Co., 0.57%, 9/24/10             1,165,836
 551,073         NABPP, 0.28%, 7/19/10                              551,073
1,562,598        Santander, 0.30%, 7/23/10                        1,562,598
1,377,822        SOCNAM, 0.28%, 7/6/10                            1,377,822
 964,489         SRCPP, 0.26%, 7/7/11                               964,489
 551,280         STRAIT, 0.20%, 6/2/10                              551,280
 689,066         TB LLC, 0.23%, 6/9/10                              689,066
 664,657         TB LLC, 0.43%, 8/9/10                              664,657
1,378,230        Toyota Motor Credit Corp., 0.23%, 1/10/11        1,378,230
 137,833         US Bancorp, 0.66%, 6/4/10                          137,833
1,377,586        VARFUN, 0.29%, 7/26/10                           1,377,586
 826,993         Wachovia, 0.36%, 3/22/11                           826,993
 387,305         Wal Mart Stores, Inc., 0.22%, 7/1/10               387,305
 551,179         WFC, 0.33%, 12/2/10                                551,179
1,378,230        WSTPAC, 0.32%, 11/5/10                           1,378,230
                                                               ------------
                                                               $ 22,495,276
---------------------------------------------------------------------------
                 Tri-party Repurchase Agreements:
5,905,743        Barclays, 0.20%, 6/1/10                       $  5,905,743
4,134,689        Deutsche Bank, 0.20%, 6/1/10                     4,134,689
4,134,689        RBS Securities, Inc., 0.21%, 6/1/10              4,134,689
                                                               ------------
                                                               $ 14,175,121
                                                               ------------
                 Total Securities Lending Collateral           $ 48,947,720
---------------------------------------------------------------------------
                 TOTAL TEMPORARY CASH INVESTMENTS
                 (Cost $56,537,720)                            $ 56,537,720
---------------------------------------------------------------------------
                 TOTAL INVESTMENT IN SECURITIES -- 110.5%
                 (Cost $465,631,791) (a)                       $523,194,884
---------------------------------------------------------------------------
                 OTHER ASSETS AND LIABILITIES -- (10.5)%       $(50,017,344)
---------------------------------------------------------------------------
                 TOTAL NET ASSETS -- 100.0%                    $473,177,540
===========================================================================

*    Non-Income producing security.

The accompanying notes are an integral part of these financial statements.

22     Pioneer Select Mid Cap Growth Fund | Semiannual Report | 5/31/10

(a) At May 31, 2010, the net unrealized gain on investments based on cost for federal Income tax purposes of $465,820,894 was as follows:

       Aggregate gross unrealized gain for all investments in which there is an
         excess of value over tax cost                                             $ 70,365,191
       Aggregate gross unrealized loss for all investments in which there is an
         excess of tax cost over value                                              (12,991,201)
                                                                                   ------------
       Net unrealized gain                                                         $ 57,373,990
                                                                                   ============

(b)  At May 31, 2010, the following securities were out on loan:



      Shares         Description                           Value
     112,766     Akamai Technologies, Inc.*                $ 4,479,066
      57,661     Alliance Data Systems Corp.*                4,074,326
      59,000     Advanced Magnetics, Inc.*                   1,878,560
       1,800     Asiainfo Holdings, Inc.*                       38,574
      28,400     AthenaHealth, Inc.*                           703,184
       3,700     City National Corp.                           213,416
      82,300     CoStar Group, Inc.*                         3,355,371
     111,600     Delta Air Lines, Inc.*                      1,515,528
      92,500     Exterran Holdings, Inc.*                    2,358,750
      23,800     Family Dollar Stores, Inc.                    969,612
      21,300     Green Mountain Coffee Roasters, Inc.*         503,745
         900     Guess?, Inc.                                   34,191
      19,300     HIS, Inc.*                                    998,968
      21,900     Incyte Genomics, Inc.*                        282,291
     121,700     Informatica Corp.*                          3,139,860
       8,658     Inverness Medical Innovations, Inc.*          301,385
      28,000     Life Time Fitness, Inc.*                    1,039,080
      27,600     Martin Marietta Materials, Inc.             2,573,148
      32,750     MasterCard, Inc.                            6,607,968
     100,300     MEMC Electronic Materials, Inc.*            1,138,405
     208,800     Mylan, Inc.*                                4,059,072
     145,798     Nuance Communications, Inc.*                2,483,669
      47,300     RF Micro Devices, Inc.*                       227,040
      23,200     Ross Stores, Inc.                           1,215,680
      24,500     Rovi Corp.*                                   914,830
       4,000     Skyworks Solutions, Inc.*                      63,720
       1,200     Stericycle, Inc.*                              70,344
      10,600     Urban Outfitters, Inc.*                       384,780
      41,000     Vertex Pharmaceuticals, Inc.*               1,418,190
       2,700     VistaPrint NV*                                126,063
----------------------------------------------------------------------
                 Total                                     $47,168,815
======================================================================

The accompanying notes are an integral part of these financial statements.

         Pioneer Select Mid Cap Growth Fund | Semiannual Report | 5/31/10     23

(c)  Securities lending collateral is managed by Credit Suisse AG, New York
     Branch.

Purchases and sales of securities (excluding temporary cash investments) for the six months ended May 31, 2010 aggregated $171,453,881 and $186,745,330, respectively.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below.

Highest priority is given to Level 1 inputs and lowest priority is given to Level 3.

  Level 1 --   quoted prices in active markets for identical securities
  Level 2 --   other significant observable inputs (Including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
  Level 3 --   significant unobservable inputs (Including the Fund's own
               assumptions in determining fair value of investments)

The following is a summary of the inputs used as of May 31, 2010, in valuing the Fund's assets:

------------------------------------------------------------------------------------------
                                Level 1           Level 2         Level 3     Total
------------------------------------------------------------------------------------------
 Common stocks                  $466,657,164      $        --     $--         $466,657,164
 Temporary cash investments               --       56,537,720      --           56,537,720
 Money market mutual funds                --               --      --                   --
------------------------------------------------------------------------------------------
 Total                          $466,657,164      $56,537,720     $--         $523,194,884
==========================================================================================

The accompanying notes are an integral part of these financial statements.

24     Pioneer Select Mid Cap Growth Fund | Semiannual Report | 5/31/10

Statement of Assets and Liabilities | 5/31/10 (unaudited)

ASSETS:
  Investment in securities, at value (including securities loaned of
   $47,168,815, cost $465,631,791)                                      $523,194,884
  Cash                                                                     2,100,813
  Receivables --
   Investment securities sold                                             10,100,568
   Fund shares sold                                                          230,831
   Dividends and interest                                                    246,071
   Due from Pioneer Investment Management, Inc.                                3,454
  Other                                                                       82,534
-------------------------------------------------------------------------------------
     Total assets                                                       $535,959,155
-------------------------------------------------------------------------------------
LIABILITIES:
  Payables --
   Investment securities purchased                                      $ 12,527,094
   Fund shares repurchased                                                 1,158,042
   Upon return of securities loaned                                       48,947,720
  Due to affiliates                                                          103,307
  Accrued expenses                                                            45,452
-------------------------------------------------------------------------------------
     Total liabilities                                                  $ 62,781,615
-------------------------------------------------------------------------------------
NET ASSETS:
  Paid-in capital                                                       $431,573,435
  Accumulated net investment loss                                         (1,081,592)
  Accumulated net realized loss on investments                           (14,877,396)
  Net unrealized gain on investments                                      57,563,093
-------------------------------------------------------------------------------------
     Total net assets                                                   $473,177,540
=====================================================================================
NET ASSET VALUE PER SHARE:
(No par value, Unlimited number of shares authorized)
  Class A (based on $359,282,671/24,437,665 shares)                     $      14.70
  Class C (based on $12,218,787/887,542 shares)                         $      13.77
  Class Y (based on $101,676,082/6,795,759 shares)                      $      14.96
MAXIMUM OFFERING PRICE:
  Class A ($14.70 [divided by] 94.25%)                                  $      15.60
=====================================================================================

The accompanying notes are an integral part of these financial statements.

         Pioneer Select Mid Cap Growth Fund | Semiannual Report | 5/31/10     25

Statement of Operations (unaudited)

For the six months ended 5/31/10

INVESTMENT INCOME:
  Dividends (net of foreign taxes withheld of $51)          $1,068,805
  Income from securities loaned, net                            25,534
----------------------------------------------------------------------------------------
     Total investment income                                                $  1,094,339
----------------------------------------------------------------------------------------
EXPENSES:
  Management fees                                           $1,229,660
  Transfer agent fees
   Class A                                                     259,142
   Class C                                                      17,801
   Class Y                                                       1,414
  Distribution fees
   Class A                                                     353,211
   Class C                                                      52,421
  Shareholder communications expense                            73,384
  Administrative reimbursements                                 60,679
  Custodian fees                                                 8,892
  Registration fees                                             10,973
  Professional fees                                             56,331
  Printing expense                                              15,773
  Fees and expenses of nonaffiliated trustees                    3,665
  Miscellaneous                                                 41,555
----------------------------------------------------------------------------------------
     Total expenses                                                         $  2,184,901
     Less fees waived and expenses reimbursed by Pioneer
       Investment Management, Inc.                                                (4,207)
----------------------------------------------------------------------------------------
     Net expenses                                                           $  2,180,694
----------------------------------------------------------------------------------------
       Net investment loss                                                  $ (1,086,355)
----------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized gain on investments                                          $ 31,993,916
----------------------------------------------------------------------------------------
  Change in net unrealized gain on investments                              $(14,911,521)
----------------------------------------------------------------------------------------
  Net gain on investments                                                   $ 17,082,395
----------------------------------------------------------------------------------------
  Net increase in net assets resulting from operations                      $ 15,996,040
========================================================================================

The accompanying notes are an integral part of these financial statements.

26     Pioneer Select Mid Cap Growth Fund | Semiannual Report | 5/31/10

Statements of Changes in Net Assets

For the Six Months Ended 5/31/10 and the Year Ended 11/30/09, respectively

--------------------------------------------------------------------------------------------------
                                                                  Six Months Ended
                                                                  5/31/10            Year Ended
                                                                  (unaudited)        11/30/09
--------------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment loss                                               $  (1,086,355)     $    (416,445)
Net realized gain (loss) on investments                              31,993,916        (46,871,312)
Change in net unrealized gain (loss) on investments                 (14,911,521)       110,591,558
--------------------------------------------------------------------------------------------------
   Net increase in net assets resulting from operations           $  15,996,040      $  63,303,801
--------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREOWNERS:
Net realized gain:
   Class A ($0.00 and $0.06 per share, respectively)              $          --      $    (609,783)
   Class C ($0.00 and $0.06 per share, respectively)                         --            (30,058)
   Class Y ($0.00 and $0.06 per share, respectively)                         --           (714,856)
--------------------------------------------------------------------------------------------------
     Total distributions to shareowners                           $          --      $  (1,354,697)
--------------------------------------------------------------------------------------------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                                  $  36,395,542      $  25,288,107
Shares issued in reorganization                                     311,493,352                 --
Reinvestment of distributions                                             2,666            721,727
Cost of shares repurchased                                          (50,383,732)      (145,429,541)
--------------------------------------------------------------------------------------------------
   Net increase (decrease) in net assets resulting from Fund
     share transactions                                           $ 297,507,828      $(119,419,707)
--------------------------------------------------------------------------------------------------
   Net increase (decrease) in net assets                          $ 313,503,868      $ (57,470,603)
NET ASSETS:
Beginning of period                                                 159,673,672        217,144,275
==================================================================================================
End of period                                                     $ 473,177,540      $ 159,673,672
--------------------------------------------------------------------------------------------------
Accumulated undistributed net investment income (loss)            $  (1,081,592)     $       4,763
--------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

         Pioneer Select Mid Cap Growth Fund | Semiannual Report | 5/31/10     27

-------------------------------------------------------------------------------------------------------
                                       '10 Shares      '10 Amount           '09 Shares      '09 Amount
                                       (unaudited)     (unaudited)
-------------------------------------------------------------------------------------------------------
Class A
Shares sold                             1,837,612     $ 28,777,664             686,305     $  7,912,925
Shares issued in reorganization        19,606,392      281,743,851                  --               --
Reinvestment of distributions                  97            1,444              42,918          409,511
Less shares repurchased                (2,277,222)     (34,023,203)         (5,593,403)     (60,066,859)
-------------------------------------------------------------------------------------------------------
   Net increase (decrease)             19,166,879     $276,499,756          (4,864,180)    $(51,744,423)
=======================================================================================================
Class C
Shares sold                               120,760     $  1,705,131             107,330     $  1,227,058
Shares issued in reorganization           490,678        6,624,151                  --               --
Reinvestment of distributions                  89            1,222               2,961           26,768
Less shares repurchased                  (108,718)      (1,521,137)           (215,850)      (2,348,422)
-------------------------------------------------------------------------------------------------------
   Net increase (decrease)                502,809     $  6,809,367            (105,559)    $ (1,094,596)
=======================================================================================================
Class Y
Shares sold                               391,708     $  5,912,747           1,431,125     $ 16,148,124
Shares issued in reorganization         1,583,928       23,125,350                  --               --
Reinvestment of distributions                  --               --              29,580          285,448
Less shares repurchased                  (975,389)     (14,839,392)         (7,577,364)     (83,014,260)
-------------------------------------------------------------------------------------------------------
   Net increase (decrease)              1,000,247     $ 14,198,705          (6,116,659)    $(66,580,688)
=======================================================================================================

The accompanying notes are an integral part of these financial statements.

28     Pioneer Select Mid Cap Growth Fund | Semiannual Report | 5/31/10

Financial Highlights

----------------------------------------------------------------------------------------------------------------------------
                                                                                   Six Months
                                                                                   Ended             Year          Year
                                                                                   5/31/10           Ended         Ended
                                                                                   (unaudited)       11/30/09 (a)  11/30/08
----------------------------------------------------------------------------------------------------------------------------
Class A
Net asset value, beginning of period                                               $   13.86         $   9.59      $   18.63
----------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment loss                                                               $   (0.04)        $  (0.06)     $   (0.05)
 Net realized and unrealized gain (loss) on investments and foreign currency
  transactions                                                                          0.88             4.39          (6.84)
----------------------------------------------------------------------------------------------------------------------------
   Net increase (decrease) from investment operations                              $    0.84         $   4.33      $   (6.89)
Distributions to shareowners:
 Net realized gain                                                                        --            (0.06)         (2.15)
----------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                                         $    0.84         $   4.27      $   (9.04)
----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                     $   14.70         $  13.86      $    9.59
============================================================================================================================
Total return*                                                                           6.06%**         45.46%        (41.79)%
Ratio of net expenses to average net assets                                             1.20%**          1.29%          1.25%
Ratio of net investment loss to average net assets                                     (0.65)%**        (0.39)%        (0.25)%
Portfolio turnover rate                                                                   89%**            91%           38%
Net assets, end of period (in thousands)                                           $ 359,283         $ 73,077      $  97,154
Ratios with no waiver of fees and assumption of expenses by the Adviser and no reduction for fees paid indirectly:
 Net expenses                                                                           1.20%**          1.29%          1.25%
 Net investment loss                                                                   (0.65)%**        (0.39)%        (0.25)%
Ratios with waiver of fees and assumption of expenses by the Adviser and reduction for fees paid indirectly:
 Net expenses                                                                           1.20%**          1.29%          1.25%
 Net investment loss                                                                   (0.65)%**        (0.39)%        (0.25)%
============================================================================================================================


---------------------------------------------------------------------------------------------------------------------------
                                                                                      Year           Year         Year
                                                                                      Ended          Ended        Ended
                                                                                      11/30/07       11/30/06     11/30/05
---------------------------------------------------------------------------------------------------------------------------
Class A
Net asset value, beginning of period                                                  $   18.82      $   18.06    $   16.57
---------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment loss                                                                  $   (0.06)     $   (0.06)   $   (0.07)
 Net realized and unrealized gain (loss) on investments and foreign currency
  transactions                                                                             2.27           1.82         2.93
---------------------------------------------------------------------------------------------------------------------------
   Net increase (decrease) from investment operations                                 $    2.21      $    1.76    $    2.86
Distributions to shareowners:
 Net realized gain                                                                        (2.40)         (1.00)       (1.37)
---------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                                            $   (0.19)     $    0.76    $    1.49
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                        $   18.63      $   18.82    $   18.06
===========================================================================================================================
Total return*                                                                             13.72%         10.27%       18.91%
Ratio of net expenses to average net assets                                                1.23%          1.25%        1.26%
Ratio of net investment loss to average net assets                                        (0.34)%        (0.32)%      (0.40)%
Portfolio turnover rate                                                                      52%            67%          73%
Net assets, end of period (in thousands)                                              $ 308,921      $ 352,742    $ 318,644
Ratios with no waiver of fees and assumption of expenses by the Adviser and no reduction for fees paid indirectly:
 Net expenses                                                                              1.23%          1.25%        1.26%
 Net investment loss                                                                      (0.34)%        (0.32)%      (0.40)%
Ratios with waiver of fees and assumption of expenses by the Adviser and reduction for fees paid indirectly:
 Net expenses                                                                              1.23%          1.25%        1.26%
 Net investment loss                                                                      (0.34)%        (0.32)%      (0.40)%
===========================================================================================================================

(a) Effective May 15, 2009, Pioneer Investment Management, Inc. became the adviser of the Fund.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
**   Annualized.

The accompanying notes are an integral part of these financial statements.

          Pioneer Select Mid Cap Growth Fund | Semiannual Report | 5/31/10    29

----------------------------------------------------------------------------------------------------------------------------
                                                                                   Six Months
                                                                                   Ended            Year           Year
                                                                                   5/31/10          Ended          Ended
                                                                                   (unaudited)      11/30/09 (a)   11/30/08
----------------------------------------------------------------------------------------------------------------------------
Class C
Net asset value, beginning of period                                               $   13.04        $  9.09        $   17.93
----------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment loss                                                               $   (0.09)       $ (0.17)       $   (0.17)
 Net realized and unrealized gain (loss) on investments and foreign currency
  transactions                                                                          0.82           4.18            (6.52)
----------------------------------------------------------------------------------------------------------------------------
   Net increase (decrease) from investment operations                              $    0.73        $  4.01        $   (6.69)
Distributions to shareowners:
 Net realized gain                                                                         -          (0.06)           (2.15)
----------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                                         $    0.73        $  3.95        $   (8.84)
----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                     $   13.77        $ 13.04        $    9.09
============================================================================================================================
Total return*                                                                           5.60%**       44.43%          (42.37)%
Ratio of net expenses to average net assets                                             2.13%**        2.31%            2.00%
Ratio of net investment loss to average net assets                                     (1.57)%**      (1.44)%          (1.00)%
Portfolio turnover rate                                                                   88%**          91%              38%
Net assets, end of period (in thousands)                                           $  12,219        $ 5,017        $   4,457
Ratios with no waiver of fees and assumption of expenses by the Adviser and no reduction for fees paid indirectly:
 Net expenses                                                                           2.21%**        2.31%            2.00%
 Net investment loss                                                                   (1.63)%**      (1.44)%          (1.00)%
Ratios with waiver of fees and assumption of expenses by the Adviser and reduction for fees paid indirectly:
 Net expenses                                                                           2.13%**        2.31%            2.00%
 Net investment loss                                                                   (1.57)%**      (1.44)%          (1.00)%
============================================================================================================================


-----------------------------------------------------------------------------------------------------------------------
                                                                                     Year          Year         Year
                                                                                     Ended         Ended        Ended
                                                                                     11/30/07      11/30/06     11/30/05
-----------------------------------------------------------------------------------------------------------------------
Class C
Net asset value, beginning of period                                                 $  18.24      $ 17.61      $ 16.24
-----------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment loss                                                                 $  (0.18)     $ (0.06)     $ (0.07)
 Net realized and unrealized gain (loss) on investments and foreign currency
  transactions                                                                           2.27         1.69         2.81
-----------------------------------------------------------------------------------------------------------------------
   Net increase (decrease) from investment operations                                $   2.09      $  1.63      $  2.74
Distributions to shareowners:
 Net realized gain                                                                      (2.40)       (1.00)       (1.37)
-----------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                                           $  (0.31)     $  0.63      $  1.37
-----------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                       $  17.93      $ 18.24      $ 17.61
=======================================================================================================================
Total return*                                                                           13.48%        9.76%       18.54%
Ratio of net expenses to average net assets                                              1.98%        2.00%        2.01%
Ratio of net investment loss to average net assets                                      (1.09)%      (1.07)%      (1.15)%
Portfolio turnover rate                                                                    52%          67%          73%
Net assets, end of period (in thousands)                                             $ 10,345      $ 9,168      $ 5,984
Ratios with no waiver of fees and assumption of expenses by the Adviser and no reduction for fees paid indirectly:
 Net expenses                                                                            1.98%        2.00%        2.01%
 Net investment loss                                                                    (1.09)%      (1.07)%      (1.15)%
Ratios with waiver of fees and assumption of expenses by the Adviser and reduction for fees paid indirectly:
 Net expenses                                                                            1.98%        2.00%        2.01%
 Net investment loss                                                                    (1.09)%      (1.07)%      (1.15)%
=======================================================================================================================

(a) Effective May 15, 2009, Pioneer Investment Management, Inc. became the adviser of the Fund.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
**   Annualized.

The accompanying notes are an integral part of these financial statements.

30    Pioneer Select Mid Cap Growth Fund | Semiannual Report | 5/31/10

--------------------------------------------------------------------------------------------------------------------------
                                                                                Six Months
                                                                                Ended             Year           Year
                                                                                5/31/10           Ended          Ended
                                                                                (unaudited)       11/30/09 (a)   11/30/08
--------------------------------------------------------------------------------------------------------------------------
Class Y
Net asset value, beginning of period                                            $   14.08         $   9.70       $   18.77
--------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment loss                                                            $   (0.02)        $  (0.01)      $       -
 Net realized and unrealized gain (loss) on investments and foreign
  currency transactions                                                              0.90             4.45           (6.92)
--------------------------------------------------------------------------------------------------------------------------
   Net increase (decrease) from investment operations                           $    0.88         $   4.44       $   (6.92)
Distributions to shareowners:
 Net realized gain                                                                      -            (0.06)          (2.15)
--------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                                      $    0.88         $   4.38       $   (9.07)
--------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                  $   14.96         $  14.08       $    9.70
==========================================================================================================================
Total return*                                                                        6.25%**         46.08%         (41.62)%
Ratio of net expenses to average net assets                                          0.74%**          0.97%           1.00%
Ratio of net investment loss to average net assets                                  (0.18)%**        (0.05)%             -
Portfolio turnover rate                                                                89%**            91%             38%
Net assets, end of period (in thousands)                                        $ 101,676         $ 81,580       $ 115,533
Ratios with no waiver of fees and assumption of expenses by the Adviser and no reduction for fees paid indirectly:
 Net expenses                                                                        0.74%**          0.97%           1.00%
 Net investment loss                                                                (0.18)%**        (0.05)%             -
Ratios with waiver of fees and assumption of expenses by the Adviser and reduction for fees paid indirectly:
 Net expenses                                                                        0.74%**          0.97%           1.00%
 Net investment loss                                                                (0.18)%**        (0.05)%             -
==========================================================================================================================


---------------------------------------------------------------------------------------------------------------------
                                                                                   Year          Year         Year
                                                                                   Ended         Ended        Ended
                                                                                   11/30/07      11/30/06     11/30/05
---------------------------------------------------------------------------------------------------------------------
Class Y
Net asset value, beginning of period                                               $  18.92      $ 18.11      $ 16.59
---------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment loss                                                               $  (0.02)     $ (0.06)     $ (0.07)
 Net realized and unrealized gain (loss) on investments and foreign
  currency transactions                                                                2.27         1.87         2.96
---------------------------------------------------------------------------------------------------------------------
   Net increase (decrease) from investment operations                              $   2.25      $  1.81      $  2.89
Distributions to shareowners:
 Net realized gain                                                                    (2.40)       (1.00)       (1.37)
---------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                                         $  (0.15)     $  0.81      $  1.52
---------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                     $  18.77      $ 18.92      $ 18.11
=====================================================================================================================
Total return*                                                                         13.87%       10.52%       19.09%
Ratio of net expenses to average net assets                                            0.98%        1.00%        1.01%
Ratio of net investment loss to average net assets                                    (0.09)%      (0.07)%      (0.15)%
Portfolio turnover rate                                                                  52%          67%          73%
Net assets, end of period (in thousands)                                           $ 66,510      $ 3,634      $ 1,315
Ratios with no waiver of fees and assumption of expenses by the Adviser and no reduction for fees paid indirectly:
 Net expenses                                                                          0.98%        1.00%        1.01%
 Net investment loss                                                                  (0.09)%      (0.07)%      (0.15)%
Ratios with waiver of fees and assumption of expenses by the Adviser and reduction for fees paid indirectly:
 Net expenses                                                                          0.98%        1.00%        1.01%
 Net investment loss                                                                  (0.09)%      (0.07)%      (0.15)%
=====================================================================================================================

(a) Effective May 15, 2009, Pioneer Investment Management, Inc. became the adviser of the Fund.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.
**   Annualized.

The accompanying notes are an integral part of these financial statements.

          Pioneer Select Mid Cap Growth Fund | Semiannual Report | 5/31/10    31

Notes to Financial Statements | 5/31/10 (unaudited)

1.   Organization and Significant Accounting Policies

Pioneer Select Mid Cap Growth Fund (the Fund) is one of five portfolios comprising Pioneer Series Trust I, a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund, which commenced operations on May 15, 2009, is the successor to the Regions Morgan Keegan Select Mid Cap Growth Fund (the Predecessor Fund). Pursuant to an agreement and plan of reorganization (the reorganization) that was approved by the shareholders of the Predecessor Fund on May 8, 2009. The Predecessor Fund transferred all of the net assets of Class A, Class C and Class I shares in exchange for the Fund's Class A, Class C and Class Y shares, respectively, on May 15, 2009, in a one-to-one exchange ratio. Accordingly, the reorganization, which was a tax-free exchange, had no effect on the Fund's operations. The investment objective of the Fund is long-term capital growth.

The Fund offers three classes of shares designated as Class A, Class C and Class Y shares. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Fund gives the Board the flexibility to specify either per share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class Y shares.

At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political or regulatory developments or other risks affecting these industries or sectors. The Fund's prospectuses contain unaudited information regarding the Fund's principal risks. Please refer to those documents when considering the Fund's principal risks.


32     Pioneer Select Mid Cap Growth Fund | Semiannual Report | 5/31/10

The Fund's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gains and losses on investments during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements, which are consistent with those policies generally accepted in the investment company industry:

A.   Security Valuation

     Security transactions are recorded as of trade date. The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange
     (NYSE) is open, as of the close of regular trading on the NYSE. In computing the net asset value, securities that have traded on an exchange are fair valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are fair valued at the mean between the last bid and asked prices. Securities for which market prices and/or quotations are not readily available or are considered to be unreliable are valued using fair value methods pursuant to procedures adopted by the Board of Trustees.

     Trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times.

     The Fund may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund's net asset value. Thus, the valuation of the Fund's securities may differ from exchange prices. At May 31, 2010, there were no securities that were valued using fair value methods. Short-term fixed income securities with remaining maturities of sixty days or less generally are valued at amortized cost. Money market mutual funds are valued at net asset value.

     Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates.


         Pioneer Select Mid Cap Growth Fund | Semiannual Report | 5/31/10     33

     Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

B.   Federal Income Taxes

     It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required. Tax years for the prior three fiscal years are subject to examination by tax authorities.

     The amounts and characterizations of distributions to shareowners for financial reporting purposes are determined in accordance with federal income tax rules. Therefore, the sources of the Fund's distributions may be shown in the accompanying financial statements as from or in excess of net investment income or as from net realized gain on investment transactions, or as from paid-in-capital, depending on the type of book/tax differences that may exist.

     The tax character of current year distributions payable will be determined at the end of the current taxable year. The tax character of distributions paid during the year ended November 30, 2009 was as follows:

-----------------------------------------------------------------------------
                                                                         2009
-----------------------------------------------------------------------------
   Distributions paid from:
   Long-term capital gain                                          $1,354,697
-----------------------------------------------------------------------------
     Total                                                         $1,354,697
=============================================================================

     The following shows the components of distributable earnings on a federal income tax basis at November 30, 2009:

-----------------------------------------------------------------------------
                                                                         2009
-----------------------------------------------------------------------------
   Distributable earnings:
   Capital loss carryforward                                    $ (46,677,446)
   Unrealized appreciation                                         20,389,143
-----------------------------------------------------------------------------
     Total                                                      $ (26,288,303)
=============================================================================

C.   Fund Shares

     The Fund records sales and repurchases of its shares as of trade date. Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and a wholly owned indirect subsidiary of UniCredit S.p.A. (UniCredit), earned $16,810 in underwriting commissions on the sale of Class A shares for the six months ended May 31, 2010.


34     Pioneer Select Mid Cap Growth Fund | Semiannual Report | 5/31/10

D.   Class Allocations

     Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.

     Distribution fees are calculated based on the average daily net asset value attributable to Class A and Class C, shares of the Fund, respectively (see
     Note 4). Class Y shares do not pay distribution fees. All expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services, are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3).

     Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class A, Class C, and Class Y shares can reflect different transfer agent and distribution expense rates.

E.   Securities Lending

     The Fund lends securities in its portfolio to certain broker-dealers or other institutional investors. When entering into a securities loan transaction, the Fund typically receives cash collateral from the borrower equal to at least the fair value of the securities loaned, which is invested in temporary investments. Credit Suisse AG, New York Branch, as the Fund's securities lending agent, manages the Fund's securities lending collateral. The income earned on the investment of collateral is shared with the borrower and the lending agent in payment of any rebate due to the borrower with respect to the securities loan, and in compensation for the lending agent's services to the Fund. The Fund also continues to receive payments in lieu of dividends or interest on the securities loaned. Gain or loss on the value of the loaned securities that may occur during the term of the loan will be for the account of the Fund. The amount of the collateral is required to be adjusted daily to reflect any price fluctuation in the fair value of the loaned securities. If the required market value of the collateral is less than the fair value of the loaned securities, the borrower is required to deliver additional collateral for the account of the Fund prior to the close of business on that day. The Fund has the right, under the lending agreement, to terminate the loan and recover the securities from the borrower with prior notice. The Fund is required to return the cash collateral to the borrower and could suffer a loss if the value of the collateral, as invested, has declined.


         Pioneer Select Mid Cap Growth Fund | Semiannual Report | 5/31/10     35

F.   Repurchase Agreements

     With respect to repurchase agreements entered into by the Fund, the value of the underlying securities (collateral), including accrued interest, is required to be equal to or in excess of the repurchase price. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Fund's custodian or a subcustodian of the Fund. The Fund's investment adviser, Pioneer Investment Management, Inc.
     (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

G.   Option Writing

     When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss. The Fund as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option. There were no open written call options at May 31, 2010.

2. Management Agreement

PIM, a wholly owned indirect subsidiary of UniCredit, manages the Fund's portfolio. Management fees are calculated daily at the annual rate of 0.625% of the Fund's average daily net assets up to $500 million, 0.60% of the next $500 million and 0.575% on assets over $1 billion. For the period ended May 31, 2010, the effective management fee was equivalent to 0.62% of the Fund's average net assets.

PIM has contractually agreed to limit ordinary operating expenses to the extent required to reduce Fund expenses to 1.25% and 2.15% of the average daily net assets attributable to Class A and Class C shares, respectively. These expense limitations are in effect from May 15, 2009 through June 1, 2012 for Class A shares, and from January 22, 2010 through April 1, 2011 for Class C shares. There can be no assurance that PIM will extend the expense limitation agreement for a class of shares beyond the dates referred to above.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements.


36     Pioneer Select Mid Cap Growth Fund | Semiannual Report | 5/31/10

Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $34,196 in management fees, administrative costs and certain other reimbursements payable to PIM at May 31, 2010.

3. Transfer Agent

PIMSS, a wholly owned indirect subsidiary of UniCredit, provides substantially all transfer agent and shareowner services to the Fund at negotiated rates.

In addition, the Fund reimburses PIMSS for out-of-pocket expenses incurred by PIMSS related to shareholder communications activities such as proxy and statement mailing, outgoing phone calls and omnibus relationship contracts. For the period ended May 31, 2010, such out-of-pocket expenses by class of shares were as follows:

-----------------------------------------------------------------------------
 Shareholder Communications:
-----------------------------------------------------------------------------
 Class A                                                              $63,519
 Class C                                                                7,513
 Class Y                                                                2,352
-----------------------------------------------------------------------------
   Total                                                              $73,384
=============================================================================

Included in "Due to Affiliates" reflected on the Statement of Assets and Liabilities is $57,879 in transfer agent fees and out-of-pocket reimbursements payable to PIMSS at May 31, 2010.

4. Distribution Plan

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A and Class C shares. Pursuant to the Plan, the Fund pays PFD 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays PFD 1.00% of the average daily net assets attributable to Class C shares. The fee for Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class C shares. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $11,232 in distribution fees payable to PFD at May 31, 2010.

In addition, redemptions of each class of shares (except Class Y shares) may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 18 months of purchase (within 12 months for purchases made on or after April 1, 2009). Redemptions of Class C shares within one year of purchase are subject to a CDSC of 1.00%, based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange


         Pioneer Select Mid Cap Growth Fund | Semiannual Report | 5/31/10     37
remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class Y shares. Proceeds from the CDSCs are paid to PFD. For the six months ended May 31, 2010, CDSCs in the amount of $497 were paid to PFD.

5. Expense Offset Arrangements

The Fund has entered into certain expense offset arrangements with PIMSS resulting in a reduction in the Fund's total expenses due to interest earned on cash held by PIMSS. For the period ended May 31, 2010, the Fund's expenses were not reduced under such arrangements.

6. Reorganization Information

Pioneer Mid Cap Growth Fund was reorganized into Pioneer Select Mid Cap Growth Fund on January 22, 2010 ("Closing Date"). The purpose of this transaction was to combine two funds (managed by PIM) with similar investment objectives and strategies. This tax-free reorganization was accomplished by exchanging the assets and stated liabilities of Pioneer Mid Cap Growth Fund for shares of Pioneer Select Mid Cap Growth Fund. Shareowners holding Class A and Class B shares of Pioneer Mid Cap Growth Fund received Class A shares of Pioneer Select Mid Cap Growth Fund. Shareowners holding Class C and Class Y shares of Pioneer Mid Cap Growth Fund received Class C and Class Y shares, respectively, of Pioneer Select Mid Cap Growth Fund in the reorganization. The investment portfolio of Pioneer Mid Cap Growth Fund, with a fair value of $319,906,316 and an identified cost of $268,009,948 at January 22, 2010, was the principal asset acquired by Pioneer Select Mid Cap Growth Fund. For financial reporting purposes, assets received and shares issued by Pioneer Select Mid Cap Growth Fund were recorded at fair value; however, the cost basis of the investments received from Pioneer Mid Cap Growth Fund was carried forward to align ongoing reporting of Pioneer Select Mid Cap Growth Fund's realized and unrealized gains and losses with amounts distributable to shareowners for tax purposes. The following charts show the details of the reorganization as of that Closing
Date:


38     Pioneer Select Mid Cap Growth Fund | Semiannual Report | 5/31/10

-------------------------------------------------------------------------------------
                           Pioneer Select         Pioneer Mid Cap        Pioneer Select
                           Mid Cap Growth         Growth                 Mid Cap Growth
                           (Pre-Reorganization)   (Pre-Reorganization)   (Post-Reorganization)
-------------------------------------------------------------------------------------
 Net Assets
 Class A                   $ 71,697,717           $273,289,348           $353,441,567
 Class B                   $         --           $  8,454,502           $         --
 Class C                   $  5,241,793           $  6,624,151           $ 11,865,944
 Class Y                   $ 81,296,445           $ 23,125,351           $104,421,796
-------------------------------------------------------------------------------------
 Total Net Assets          $158,235,955           $311,493,352           $469,729,307
-------------------------------------------------------------------------------------
 Shares Outstanding
 Class A                      4,989,728             22,112,527             24,596,120
 Class B                             --                864,536                     --
 Class C                        388,305                643,974                878,983
 Class Y                      5,569,254              1,829,321              7,153,182
 Shares Issued in
  Reorganization
 Class A                                                                   19,606,392
 Class C                                                                      490,678
 Class Y                                                                    1,583,928

--------------------------------------------------------------------
                                      Unrealized        Accumulated
                                      Appreciation On   Gain On
                                      Closing Date      Closing Date
--------------------------------------------------------------------
 Pioneer Mid Cap Growth Fund          $51,896,368       $ 11,666,880

Assuming the reorganization had been completed on December 1, 2009, the beginning of the annual reporting period for Pioneer Select Mid Cap Growth Fund, Pioneer Select Mid Cap Growth Fund's pro forma results of operations for the year ended December 31, 2009, are as follows:

 Net investment loss                                             $ (1,325,444)
 Net gain on investments                                         $  83,010,851
 Net increase in net assets resulting from operations            $  81,685,407

7. Subsequent Events

In preparing these financial statements, PIM has evaluated the impact of all events and transactions for potential recognition or disclosure and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.


         Pioneer Select Mid Cap Growth Fund | Semiannual Report | 5/31/10     39

Trustees, Officers and Service Providers

Trustees
John F. Cogan, Jr., Chairman
David R. Bock
Mary K. Bush
Benjamin M. Friedman
Margaret B.W. Graham
Daniel K. Kingsbury
Thomas J. Perna
Marguerite A. Piret

Officers
John F. Cogan, Jr., President
Daniel K. Kingsbury, Executive
 Vice President
Mark E. Bradley, Treasurer

Investment Adviser and Administrator
Pioneer Investment Management, Inc.


Custodian
Brown Brothers Harriman & Co.


Principal Underwriter
Pioneer Funds Distributor, Inc.


Legal Counsel
Bingham McCutchen LLP


Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.


Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at http://www.sec.gov.


40     Pioneer Select Mid Cap Growth Fund | Semiannual Report | 5/31/10

                            This page for your notes.

         Pioneer Select Mid Cap Growth Fund | Semiannual Report | 5/31/10     41

                            This page for your notes.

42     Pioneer Select Mid Cap Growth Fund | Semiannual Report | 5/31/10

                            This page for your notes.

         Pioneer Select Mid Cap Growth Fund | Semiannual Report | 5/31/10     43

                            This page for your notes.

44     Pioneer Select Mid Cap Growth Fund | Semiannual Report | 5/31/10

How to Contact Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.


Call us for:
--------------------------------------------------------------------------------
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                                1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                             1-800-225-4321

Retirement plans information                                     1-800-622-0176


Write to us:
--------------------------------------------------------------------------------
PIMSS, Inc.
P.O. Box 55014
Boston, Massachusetts 02205-5014


Our toll-free fax                                               1-800-225-4240


Our internet e-mail address                 ask.pioneer@pioneerinvestments.com
(for general questions about Pioneer only)


Visit our web site: www.pioneerinvestments.com




This report must be preceded or accompanied by a prospectus.

The Fund files a complete statement of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:

        (1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

        (2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

        (3) Compliance with applicable governmental laws, rules, and regulations;

        (4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

        (5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant's Internet address and such intention.

Not applicable.

(f) The registrant must:

        (1) File with the Commission, pursuant to Item 10(a), a copy of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR;

        (2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

        (3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made.
	See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant's board of trustees has determined that the registrant either:

    (i) Has at least one audit committee financial expert serving on its audit committee; or

    (ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant's Board of Trustees has determined that the registrant has at least one audit committee financial expert.

    (2) If the registrant provides the disclosure required by paragraph
(a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

    (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

    (ii) Be an "interested person" of the investment company as defined in
         Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Ms. Marguerite A. Piret, an independent trustee, is such an audit committee financial expert.

    (3) If the registrant provides the disclosure required by paragraph (a)(1)
(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

N/A

(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.


N/A

(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.


N/A

(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
(c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

 PIONEER FUNDS
            APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES
                       PROVIDED BY THE INDEPENDENT AUDITOR

                  SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Pioneer Investment Management, Inc ("PIM"), the audit committee and the independent auditors.

The Funds recognize that a Fund's independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund's independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund's independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

                               SECTION II - POLICY

---------------- -------------------------------- -------------------------------------------------
SERVICE           SERVICE CATEGORY DESCRIPTION      SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
CATEGORY
---------------- -------------------------------- -------------------------------------------------
I.  AUDIT        Services that are directly       o Accounting research assistance
SERVICES         related to performing the        o SEC consultation, registration
                 independent audit of the Funds     statements, and reporting
                                                  o Tax accrual related matters
                                                  o Implementation of new accounting
                                                    standards
                                                  o Compliance letters (e.g. rating agency
                                                    letters)
                                                  o Regulatory reviews and assistance
                                                    regarding financial matters
                                                  o Semi-annual reviews (if requested)
                                                  o Comfort letters for closed end
                                                    offerings
---------------- -------------------------------- -------------------------------------------------
II.              Services which are not           o AICPA attest and agreed-upon procedures
AUDIT-RELATED    prohibited under Rule            o Technology control assessments
SERVICES         210.2-01(C)(4) (the "Rule")      o Financial reporting control assessments
                 and are related extensions of    o Enterprise security architecture
                 the audit services support the     assessment
                 audit, or use the
                 knowledge/expertise gained
                 from the audit procedures as a
                 foundation to complete the
                 project.  In most cases, if
                 the Audit-Related Services are
                 not performed by the Audit
                 firm, the scope of the Audit
                 Services would likely
                 increase.  The Services are
                 typically well-defined and
                 governed by accounting
                 professional standards (AICPA,
                 SEC, etc.)
---------------- -------------------------------- -------------------------------------------------
 ------------------------------------- ------------------------------------
   AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                REPORTING POLICY
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the audit period for all          services and related fees
   pre-approved specific service         reported at each regularly
   subcategories.  Approval of the       scheduled Audit Committee
   independent auditors as               meeting.
   auditors for a Fund shall
   constitute pre approval for
   these services.
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the fund fiscal year within       services and related fees
   a specified dollar limit              (including comparison to
   for all pre-approved                  specified dollar limits)
   specific service subcategories        reported quarterly.

 o Specific approval is
   needed to exceed the
   pre-approved dollar limit for
   these services (see general
   Audit Committee approval policy
   below for details on obtaining
   specific approvals)

 o Specific approval is
   needed to use the Fund's
   auditors for Audit-Related
   Services not denoted as
   "pre-approved", or
   to add a specific service
   subcategory as "pre-approved"
 ------------------------------------- ------------------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
III. TAX SERVICES       Services which are not      o Tax planning and support
                        prohibited by the Rule,     o Tax controversy assistance
                        if an officer of the Fund   o Tax compliance, tax returns, excise
                        determines that using the     tax returns and support
                        Fund's auditor to provide   o Tax opinions
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption, or
                        the ability to maintain a
                        desired level of
                        confidentiality.
----------------------- --------------------------- -----------------------------------------------

------------------------------------- -------------------------
  AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                          REPORTING POLICY
------------------------------------- -------------------------
------------------------------------- -------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal  year             all such services and
  within a specified dollar limit       related fees
  				        (including comparison
  			                to specified dollar
  			                limits) reported
  			                quarterly.

o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for tax services not
  denoted as pre-approved, or to add a specific
  service subcategory as
  "pre-approved"
------------------------------------- -------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
IV.  OTHER SERVICES     Services which are not      o Business Risk Management support
                        prohibited by the Rule,     o Other control and regulatory
A. SYNERGISTIC,         if an officer of the Fund     compliance projects
UNIQUE QUALIFICATIONS   determines that using the
                        Fund's auditor to provide
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption,
                        the ability to maintain a
                        desired level of
                        confidentiality, or where
                        the Fund's auditors
                        posses unique or superior
                        qualifications to provide
                        these services, resulting
                        in superior value and
                        results for the Fund.
----------------------- --------------------------- -----------------------------------------------
--------------------------------------- ------------------------
    AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                            REPORTING POLICY
------------------------------------- --------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal year within       all such services and
  a specified dollar limit              related fees
  			               (including comparison
  			                to specified dollar
  				        limits) reported
                                        quarterly.
o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for "Synergistic" or
  "Unique Qualifications" Other
  Services not denoted as
  pre-approved to the left, or to
  add a specific service
  subcategory as "pre-approved"
------------------------------------- --------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- ------------------------- -----------------------------------------------
   SERVICE CATEGORY         SERVICE CATEGORY        SPECIFIC PROHIBITED SERVICE SUBCATEGORIES
                              DESCRIPTION
----------------------- ------------------------- -----------------------------------------------
PROHIBITED  SERVICES    Services which result     1. Bookkeeping or other services
                        in the auditors losing       related to the accounting records or
                        independence status          financial statements of the audit
                        under the Rule.              client*
                                                  2. Financial information systems design
                                                     and implementation*
                                                  3. Appraisal or valuation services,
                                                     fairness* opinions, or
                                                     contribution-in-kind reports
                                                  4. Actuarial services (i.e., setting
                                                     actuarial reserves versus actuarial
                                                     audit work)*
                                                  5. Internal audit outsourcing services*
                                                  6. Management functions or human
                                                     resources
                                                  7. Broker or dealer, investment
                                                     advisor, or investment banking services
                                                  8. Legal services and expert services
                                                     unrelated to the audit
                                                  9. Any other service that the Public
                                                     Company Accounting Oversight Board
                                                     determines, by regulation, is
                                                     impermissible
----------------------- ------------------------- -----------------------------------------------
------------------------------------------- ------------------------------
     AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                  REPORTING POLICY
------------------------------------------- ------------------------------
o These services are not to be              o A summary of all
  performed with the exception of the(*)      services and related
  services that may be permitted              fees reported at each
  if they would not be subject to audit       regularly scheduled
  procedures at the audit client (as          Audit Committee meeting
  defined in rule 2-01(f)(4)) level           will serve as continual
  the firm providing the service.             confirmation that has
  				              not provided any
                                              restricted services.
------------------------------------------- ------------------------------

--------------------------------------------------------------------------------
GENERAL AUDIT COMMITTEE APPROVAL POLICY:
o For all projects, the officers of the Funds and the Fund's auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the "Approval of Audit, Audit-Related, Tax and Other Services" Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

--------------------------------------------------------------------------------


    (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

N/A

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.


N/A

(h) Disclose whether the registrant's audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

The Fund's audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Registrants

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).
If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrants audit committee as specified in
Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

N/A

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

Item 6. Schedule of Investments.

File Schedule I Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.12-12 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item
1 of this Form.

Included in Item 1


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable to open-end management investment companies.



Item 8. Portfolio Managers of Closed-End Management Investment
        Companies.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR,provide the following information:
(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrants portfolio (Portfolio Manager). Also state each Portfolio Managers business experience during the past 5 years.


Not applicable to open-end management investment companies.


Item 9. Purchases of Equity Securities by Closed-End Management
Investment Company and Affiliated Purchasers.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrants equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781). Instruction to paragraph (a). Disclose all purchases covered by this Item, including purchases that do not satisfy the conditions of the safe harbor of Rule 10b-18 under the Exchange Act (17 CFR 240.10b-18), made in the period covered by the report. Provide disclosures covering repurchases made on a monthly basis. For example, if the reporting period began on January 16 and ended on July 15, the chart would show repurchases for the months from January 16 through February 15, February 16 through March 15, March 16 through
April 15, April 16 through May 15, May 16 through June 15, and June 16 through July 15.

Not applicable to open-end management investment companies.


Item 10. Submission of Matters to a Vote of Security Holders.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrants board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.


There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrants board of directors since the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14(A) in its definitive proxy statement, or this Item.


ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant's principal executive officer or officers and principal financial officer or officers, or persons performing similar functions, about the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Act (17 CFR 270.30a-2(c))) based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph.

The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.


(b) Disclose whether or not there were significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

There were no significant changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

The registrant's principal executive officer and principal financial officer, however, voluntarily are reporting the following information:

In August of 2006 the registrant's investment adviser enhanced its internal procedures for reporting performance information required to be included in prospectuses.
Those enhancements involved additional internal controls over the appropriateness of performance data generated for this purpose. Such enhancements were made following an internal review which identified prospectuses relating to certain classes of shares of a limited number of registrants where, inadvertently, performance information not reflecting the deduction of applicable sales charges was included. Those prospectuses were revised, and the revised prospectuses were distributed to shareholders.


ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.



(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act
(17 CFR 270.30a-2).

Filed herewith.

                                   SIGNATURES

                          [See General Instruction F]


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant) Pioneer Series Trust I


By (Signature and Title)* /s/ John F. Cogan, Jr.
John F. Cogan, Jr, President

Date July 30, 2010


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ John F. Cogan, Jr.
John F. Cogan, Jr., President

Date July 30, 2010


By (Signature and Title)* /s/ Mark Bradley
Mark Bradley, Treasurer

Date July 30, 2010

* Print the name and title of each signing officer under his or her signature.